Exhibit 10.2

Amended and Restated Loan Agreement

Among

BHFS I, LLC, a Delaware limited liability company,

BHFS II, LLC, a Delaware limited liability company,
BHFS III, LLC, a Delaware limited liability company,
BHFS IV, LLC, a Delaware limited liability company,

BHFS Theater, LLC, a Delaware limited liability company, and

Behringer Harvard Frisco Square LP, a Delaware limited partnership collectively, as Borrowers

And

Bank of America, N.A.,
as Administrative Agent and Lender

And

Regions Bank, as Lender

Dated as of December 27, 2012

TABLE OF CONTENTS

ARTICLE 1 - THE LOAN		5

1.1	General Information and Exhibits	5
1.2	Cross-Default and Cross-Collateralization	6
1.3	Reinstatement, Renewal, Modification, Extension and Rearrangement	6
1.4	Evidence of Debt	6
1.5	Interest Rates	7
1.6	Prepayment	8
1.7	Consequential Loss	8
1.8	Late Charge	8
1.9	Taxes	9
1.10	Payments and Maturity Date; Extension Options	10
1.11	Administrative Agent Advances	12
1.12	Defaulting Lender	13
1.13	Several Obligations; No Liability, No Release	14

ARTICLE 2 - CONDITIONS PRECEDENT TO THIS AGREEMENT		15

2.1	Documents	15
2.2	Payments	15
2.3	Confirmation of Plan; Entry of Order	15
2.4	Title Insurance Policies	15
2.5	Other Conditions	15

ARTICLE 3 - ADDITIONAL COVENANTS AND AGREEMENTS		15

3.1	Inspection	15
3.2	Notice to Administrative Agent	15
3.3	Financial Statements	16
3.4	Other Information	16
3.5	Reports and Testing	16
3.6	Appraisal	17
3.7	Payment of Withholding Taxes	17
3.8	ERISA and Prohibited Transaction Taxes	17
3.9	Contest of Claims	17
3.10	Single Purpose Entity/Separateness	18
3.11	Partial Sale	19
3.12	Modification or Amendment of Agreements	19
3.13	Modification of Supplemental Syndicated Note	20
3.14	Provisions Related to Original Guaranty	20
3.15	Release of Additional Vacant Land	20

ARTICLE 4 - REPRESENTATIONS AND WARRANTIES		20

ARTICLE 5 - DEFAULT AND REMEDIES		21

5.1	Events of Default	21
5.2	Remedies	25
5.3	Waiver of Certain Events of Default; Waiver of Past Due Interest; Reinstatement	27

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ARTICLE 6 - ADMINISTRATIVE AGENT		27

6.1	Appointment and Authorization of Administrative Agent	27
6.2	Delegation of Duties	29
6.3	Liability of Administrative Agent	29
6.4	Reliance by Administrative Agent; Consent of Lenders; Buy-Sell	29
6.5	Notice of Default	31
6.6	Credit Decision; Disclosure of Information by Administrative Agent	31
6.7	Indemnification of Administrative Agent	32
6.8	Administrative Agent in Individual Capacity	33
6.9	Successor Administrative Agent	33
6.10	Releases; Acquisition and Transfers of Collateral	34
6.11	Application of Payments	35
6.12	Benefit	35
6.13	Co-Agents; Lead Managers	36

ARTICLE 7 - GENERAL TERMS AND CONDITIONS		36

7.1	Consents; Borrower’s Indemnity	36
7.2	Miscellaneous	37
7.3	Notices	38
7.4	Payments Set Aside	39
7.5	Successors and Assigns	39
7.6	Confidentiality	42
7.7	Set-off	42
7.8	Sharing of Payments	42
7.9	Amendments; Survival	43
7.10	Costs and Expenses	44
7.11	Tax Forms	45
7.12	Further Assurances	47
7.13	Inducement to Lenders	47
7.14	Forum	48
7.15	Interpretation	48
7.16	No Partnership, etc.	48
7.17	Records	48
7.18	Commercial Purpose	49
7.19	Service of Process	49
7.20	USA Patriot Act Notice	49
7.21	Effectiveness of Certain Loan Documents	49
7.22	Entire Agreement	49
7.23	Dispute Resolution	50
7.24	WAIVER OF JURY TRIAL	52
7.25	RELEASE	52

ii

AMENDED AND RESTATED LOAN AGREEMENT

THIS AMENDED AND RESTATED LOAN AGREEMENT (this “Agreement”), effective as of December 27, 2012 (“Effective Date”), is made by and among BANK OF AMERICA, N.A., a national banking association (“Bank of America”), as Administrative Agent (“Administrative Agent”) acting for and behalf of REGIONS BANK, an Alabama banking corporation (“Regions Bank”), and BANK OF AMERICA (collectively, along with their successors and assigns, the “Lenders”, and individually, a “Lender”), and BHFS I, LLC, a Delaware limited liability company (“BHFS I”), BHFS II, LLC, a Delaware limited liability company (“BHFS II”), BHFS III, LLC, a Delaware limited liability company (“BHFS III”), BHFS IV, LLC, a Delaware limited liability company (“BHFS IV”), BHFS THEATER, LLC, a Delaware limited liability company (“BHFS Theater”), and Behringer Harvard Frisco Square LP, a Delaware limited partnership (“BHFS LP”) (BHFS I, BHFS II, BHFS III, BHFS IV, BHFS Theater and BHFS LP are referred to herein, individually, as “Borrower” and, collectively, as “Borrowers”), who agree as follows:

RECITALS

A.                                    BHFS I, BHFS II, BHFS III and BHFS IV (collectively, the “Syndicated Borrowers”) entered into a lending transaction with Lenders on July 28, 2008, as evidenced by certain promissory notes (“2008 Notes”), secured by a lien on certain real property, more particularly described on Exhibit “A”, and improvements pursuant to certain deeds of trust (“Original Collateral”), and governed by that certain Loan Agreement dated July 28, 2008, as amended by (a) that certain First Loan Amendment Agreement (Land Tranche) dated effective as of July 28, 2009; (b) that certain Second Loan Amendment Agreement dated effective as of September 28, 2009; (c) that certain Third Loan Amendment Agreement dated effective as of October 28, 2009; (d) that certain Fourth Loan Amendment Agreement dated effective as of July 28, 2011; and (e) that certain Fifth Loan Amendment Agreement dated effective as of August 28, 2011 (the Loan Agreement and the amendments thereto are collectively referred to herein as the “2008 Loan Agreement”), whereby the Syndicated Borrowers obtained a loan from the Lenders in the original principal amount of $57,779,019.00 (“2008 Loan”; BHFS I’s portion of the 2008 Loan, referenced in the 2008 Loan Agreement as the Land Tranche secured by the Land Tranche Collateral, is hereinafter called the “BHFS I Loan”; BHFS IV’s portion of the 2008 Loan, referenced in the 2008 Loan Agreement as the Mixed-Use Tranche secured by the Mixed-Use Tranche Collateral, is hereinafter called the “BHFS Mixed-Use Loan”).

B.                                    The 2008 Notes matured on January 28, 2012, and as a result of such maturity, all amounts owed by Syndicated Borrowers under the 2008 Loan Agreement became due and payable on that date, after which time Syndicated Borrowers were in default.

C.                                    BHFS Theater entered into a lending transaction with Bank of America, as Administrative Agent and Lender (“Theater Lender”), on December 10, 2010, as evidenced by that certain promissory note executed by BHFS Theater (“Theater Note”), and which was governed by that certain Construction Loan Agreement (“Theater Loan Agreement”), whereby the Theater Borrower obtained a loan from Theater Lender in the original principal amount of $5,047,057.00.

D.                                    The Theater Note was accelerated and therefore deemed matured on February 14, 2012, and as a result of such maturity, all amounts owed by BHFS Theater under the Theater Loan Agreement became due and payable on that date, after which time BHFS Theater was in default.

E.                                     On June 13, 2012, Borrowers filed voluntary petitions for relief commencing bankruptcy cases (the “Bankruptcy Proceedings”) under Chapter 11 of the United States Bankruptcy Code, jointly administered under Bankruptcy Case No. 12-41581, in the United States Bankruptcy Court for the Eastern District of Texas, Sherman Division (the “Bankruptcy Court”).  In connection with the Bankruptcy Proceedings, the Borrowers were substantively consolidated.

E.                                     Borrowers subsequently filed Debtors Amended Joint Consolidated Plan of Reorganization (the “Plan”) in the Bankruptcy Court.  The Bankruptcy Court entered its order (“Order”) confirming the Plan on December 19, 2012, and the Plan is in effect in accordance with its terms.

F.                                      Pursuant to the Plan and Order, the following actions were taken by, or will be taken by, Borrowers, Lenders, Administrative Agent (as defined in Section 1.1), and BH Guarantor (as defined in Section 1.1):

(i)                                     BH Guarantor made a payment in the amount of SIXTEEN MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($16,500,000.00) (the “December 2012 Partial Prepayment”), and such December 2012 Partial Prepayment was applied as follows:

(a)                                 $13,298,734.12 to pay off the BHFS I Loan;

(b)                                 $325,000.00 payment to the BHFS II Loan (defined below);

(c)                                  $1,836,075.74 payment to the BHFS III Loan (defined below); and

(d)                                 $1,040,190.14 to pay off the BHFS Mixed-Use Loan.

(ii)                                  Administrative Agent released and discharged all liens, claims, interests, and encumbrances, arising under or evidencing the 2008 Loan, in, to, or against any of the Vacant Land (as defined in the Plan), being that certain real property owned by BHFS I, certain real property owned by BHFS II, and certain real property owned by BHFS IV, and being more particularly described herein on Exhibit “B”, resulting in Administrative Agent retaining all liens, interests and encumbrances on the remaining portion of the Original Collateral as described below; and

(iii)                               Borrowers, Lenders and Administrative Agent will enter into this Agreement.

G.                                    After Administrative Agent releases and discharges all liens, claims, interests, and encumbrances against the Vacant Land as described above, Administrative Agent’s liens, claims, interests, and encumbrances will remain on the portion of the Original Collateral which

(i) excludes the Vacant Land and (ii) which (a) includes approximately 0.4245 acres of real property owned by BHFS II and more particularly identified on Exhibit “A-1” attached hereto (the “BHFS II Property”); (b) approximately 0.4746 acres of real property owned by BHFS III and more particularly identified on Exhibit “A-2” attached hereto (the “BHFS III Property”); and (c) approximately 0.5109 acres of real property owned by BHFS IV and more particularly identified on Exhibit “A-3” attached hereto (the “BHFS IV Property”).

H.                                   BHFS II’s portion of the 2008 Loan was evidenced by that certain Promissory Note (“BHFS II First Note”) dated August 3, 2007, executed by BHFS II, payable to the order of First National Bank of Omaha, in the original principal amount of $8,939,725.00; such BHFS II First Note being assigned by First National Bank of Omaha to Administrative Agent for the benefit of Lenders and modified and extended by that certain Promissory Note (“BHFS II Second Note”), dated July 28, 2008, executed by BHFS II, payable to Bank of America, N.A., as Administrative Agent for the ratable benefit of Lenders, in the stated principal amount of $7,960,000.00; such BHFS II Second Note, pursuant to the Plan and Order, being modified by that certain Reinstated, Renewal, Modification and Extension Promissory Note (“BHFS II Third Note”), dated of even date herewith, executed by Borrowers, payable to Bank of America, N.A., as Administrative Agent for the ratable benefit of Lenders, in the stated principal amount of $7,179,988.79 (the BHFS II First Note, BHFS II Second Note and BHFS II Third Note are collectively referred to herein as the “BHFS II Note”).  The BHFS II Property and certain improvements located on the BHFS II Property (“BHFS II Improvements”; the BHFS II Property and BHFS II Improvements are hereinafter collectively, the “BHFS II Collateral”) are encumbered by that certain Deed of Trust, Assignment of Rents and Leases, Security Agreement, Fixture Filing and Financing Statement (“Original BHFS II Deed of Trust”) dated July 28, 2008, recorded on July 30, 2008 as Document Number 20080730000922760 in the Real Property Records of Collin County, Texas (the “Collin County Records”), such Original BHFS II Deed of Trust being modified by that certain Modification of Deed of Trust, Assignment of Rents and Leases, Security Agreement, Fixture Filing and Financing Statement dated of even date herewith (the “BHFS II Modification Deed of Trust”; the Original BHFS II Deed of Trust as modified by the BHFS II Modification Deed of Trust is hereafter referred to as the “BHFS II Deed of Trust”) and UCC-l financing statements in favor of Bank of America, N.A. to secure loans from the Lenders to BHFS II in the aggregate original principal amount of approximately $57,779,019.00 (as amended by the Plan and Order, the “BHFS II Loan”).

I.                                        BHFS III’s portion of the 2008 Loan was evidenced by that certain Promissory Note (“BHFS III First Note”) dated March 8, 2007, executed by BHFS III, payable to the order of Compass Bank, in the original principal amount of $8,889,000.00; such BHFS III First Note being assigned by Compass Bank to Administrative Agent for the benefit of Lenders and renewed and reinstated by that certain Promissory Note (“BHFS III Second Note”), dated July 28, 2008, executed by BHFS III, payable to Bank of America, N.A., as Administrative Agent for the ratable benefit of Lenders, in the stated principal amount of $9,100,000.00; such BHFS III Second Note, pursuant to the Plan and Order, being modified by that certain Reinstated, Renewal, Modification and Extension Promissory Note (“BHFS III Third Note”), dated of even date herewith, executed by Borrowers, payable to Bank of America, N.A., as Administrative Agent for the ratable benefit of Lenders, in the stated principal amount of $6,394,626.52 (the BHFS III First Note, BHFS III Second Note and BHFS III Third Note are collectively referred to herein as the “BHFS III Note”).  The BHFS III Property and certain improvements located on the

BHFS III Property (“BHFS III Improvements”; the BHFS III Property and BHFS III Improvements are hereinafter collectively, the “BHFS III Collateral”) are encumbered by that certain Deed of Trust, Assignment of Rents and Leases, Security Agreement, Fixture Filing and Financing Statement (“Original BHFS III Deed of Trust”) dated March 8, 2007, recorded as Document Number 2007070309000324820 in the Collin County Records, such Original BHFS III Deed of Trust being amended, restated and reaffirmed by that certain Amended and Restated Deed of Trust, Assignment of Rents and Leases, Security Agreement, Fixture Filing and Financing Statement dated July 28, 2008 (“BHFS III Amended Deed of Trust”), recorded on July 30, 2008 as Document Number 20080730000922800 in the Collin County Records, such BHFS III Amended Deed of Trust being modified by that certain Modification of Deed of Trust, Assignment of Rents and Leases, Security Agreement, Fixture Filing and Financing Statement dated of even date herewith (the “BHFS III Modification Deed of Trust”; the Original BHFS III Deed of Trust, BHFS III Amended Deed of Trust, and the BHFS III Modification Deed of Trust are hereafter collectively referred to as the “BHFS III Deed of Trust”) and UCC-l financing statements in favor of Bank of America, N.A. to secure loans from the Lenders to BHFS III in the aggregate original principal amount of approximately $57,779,019.00 (as amended by the Plan and Order, the “BHFS III Loan”).

J.                                        BHFS IV’s portion of the 2008 Loan (excluding the BHFS Mixed-Use Loan) was evidenced by that certain Promissory Note (“BHFS IV First Note”) dated August 3, 2007, executed by BHFS IV, payable to the order of Behringer Harvard Opportunity OP I, LP (“BHO”), in the original principal amount of $20,071,929.00; such BHFS IV First Note being assigned by BHO to Administrative Agent for the benefit of Lenders and substituted, replaced, restated, renewed, and bifurcated by that certain Promissory Note (“BHFS IV Second Note”), dated July 28, 2008, executed by BHFS IV, payable to Bank of America, N.A., as Administrative Agent for the ratable benefit of Lenders, in the stated principal amount of $13,880,000.00; such BHFS IV Second Note, pursuant to the Plan and Order, being modified by that certain Reinstated, Renewal, Modification and Extension Promissory Note (“BHFS IV Third Note”), dated of even date herewith, executed by Borrowers, payable to Bank of America, N.A., as Administrative Agent for the ratable benefit of Lenders, in the stated principal amount of $13,388,308.18 (the BHFS IV First Note, BHFS IV Second Note and BHFS IV Third Note are collectively referred to herein as the “BHFS IV Note”).  The BHFS IV Property and certain improvements located on the BHFS IV Property (“BHFS IV Improvements”; the BHFS IV Property and BHFS IV Improvements are hereinafter collectively, the “BHFS IV Collateral”) are encumbered by that certain Deed of Trust, Assignment of Rents and Leases, Security Agreement, Fixture Filing and Financing Statement (“Original BHFS IV Deed of Trust”) dated August 3, 2007, recorded as Document Number 20070806001089770 in the Collin County Records, such Original BHFS IV Deed of Trust being amended, restated and reaffirmed by that certain Amended and Restated Deed of Trust, Assignment of Rents and Leases, Security Agreement, Fixture Filing and Financing Statement dated July 28, 2008 (“BHFS IV Amended Deed of Trust”), recorded on July 30, 2008 as Document Number 20080730000922840 in the Collin County Records, such BHFS IV Amended Deed of Trust being modified by that certain Modification of Deed of Trust, Assignment of Rents and Leases, Security Agreement, Fixture Filing and Financing Statement dated of even date herewith (the “BHFS IV Modification Deed of Trust”; the Original BHFS IV Deed of Trust, the BHFS IV Amended Deed of Trust, and the BHFS IV Modification Deed of Trust are hereafter collectively referred to as the “BHFS IV Deed of Trust”) and UCC-l financing statements in favor of Bank of America, N.A. to secure loans from the Lenders to BHFS IV in the aggregate original principal amount of approximately $57,779,019.00 (as amended by the Plan and Order, the “BHFS IV Loan”).

K.                                   Pursuant to the Plan, the amount of the Loan (as defined below) shall also include the Supplemental Syndicated Claim (as defined in the Plan) (the “Supplemental Syndicated Loan”).  Pursuant to the Plan, the amount of the Supplemental Syndicated Claim will not be known until after the Effective Date.  Concurrently with the execution of this Agreement, Borrowers shall execute a Promissory Note (“Supplemental Syndicated Note”), dated of even day herewith, in the original principal amount of $400,000, for the benefit of Administrative Agent for the ratable benefit of the Lenders, for the Supplemental Syndicated Claim.  The Supplemental Syndicated Note shall be secured by the Deeds of Trust (as defined below).  Once the Supplemental Syndicated Claim is finalized pursuant to an order issued by the Bankruptcy Court (“Supplemental Syndicated Claim Order”), the Supplemental Syndicated Note shall be modified to reflect the finalized Supplemental Syndicated Claim amount.

L.                                     The BHFS II Loan, the BHFS III Loan, the BHFS IV Loan, and the Supplemental Syndicated Loan are referred to collectively herein, and collectively comprise, the “Loan”. The BHFS II Improvements, the BHFS III Improvements, and the BHFS IV Improvements are referred to collectively as the “Base Improvements”. The BHFS II Collateral, the BHFS III Collateral, and the BHFS IV Collateral are referred to collectively as the “Collateral”. The BHFS II Deed of Trust, the BHFS III Deed of Trust and the BHFS IV Deed of Trust are sometimes referred to herein, collectively, as the “Deeds of Trust”.  The BHFS II Note, the BHFS III Note, the BHFS IV Note, and the Supplemental Syndicated Note are referred to collectively herein as the “Notes”.

L.                                     Borrowers, Administrative Agent, and Lenders desire to execute this Agreement to evidence the terms and conditions of the Loan.

ARTICLE 1 - THE LOAN

1.1                               General Information and Exhibits.  This Agreement includes the Exhibits listed below, all of which Exhibits are attached hereto and made a part hereof for all purposes. Borrowers and Lenders agree that if any Exhibit to be attached to this Agreement contains blanks, the same shall be completed correctly and in accordance with this Agreement prior to or at the time of the execution and delivery thereof.

Exhibit “A”	-	Legal Description of Original Collateral
Exhibit “B”	-	Legal Description of Vacant Land
Exhibit “C-1”	-	Legal Description of the BHFS II Property
Exhibit “C-2”	-	Legal Description of the BHFS III Property
Exhibit “C-3”	-	Legal Description of the BHFS IV Property
Exhibit “D”	-	Definitions and Financial Statements
Exhibit “E”	-	Schedule of Principal Payments
Exhibit “F”	-	Parking and Access Agreement
Exhibit “G-1”	-	Partial Releases of Lien
Exhibit “G-2”	-	Schedule of Partial Release Prices
Exhibit “H”	-	Tenant and Leasing Matters

Exhibit “I”	-	Form of Assignment and Assumption
Exhibit “J”	-	Schedule of Lenders

The Exhibits contain other terms, provisions and conditions applicable to the Loan. Capitalized terms used in this Agreement shall have the meanings assigned to them in Exhibit “D”. This Agreement and the other Loan Documents, which must be in form, detail and substance satisfactory to Administrative Agent, evidence the agreements of Borrowers and Lenders with respect to the Loan.  Each Borrower, and Borrowers, jointly and severally, shall comply with all of the Loan Documents.

1.2                               Cross-Default and Cross-Collateralization. Each of the BHFS II Loan, the BHFS III Loan, and the BHFS IV Loan shall be evidenced by a separate promissory note as described above. Each of the Notes will accrue interest at the rate or rates specified herein as if each of the BHFS II Loan, the BHFS III Loan, and the BHFS IV Loan were a separate extension of credit, however, each such Loan and the duties, obligations, and liabilities of Borrowers with respect to each such Loan shall be, in the manner provided in the Loan Documents, cross-defaulted and cross-collateralized to one another.  Pursuant to the Plan, each of the Borrowers are jointly and severally liable for the debts of all Borrowers with respect to the Loan.

1.3                               Reinstatement, Renewal, Modification, Extension and Rearrangement.  The indebtedness evidenced by the Notes and Borrower’s duty and obligation to repay the Loan is reinstated, renewed, modified, extended, and rearranged as set forth in the Notes and is evidenced by the Notes, each having a maturity date, repayment terms and interest rate as set forth in the respective Note.  Subject to the terms and conditions contained herein and in the Loan Documents, the Loan is not and shall not be a revolving line of credit and amounts repaid may not be reborrowed.  The Loan has been fully funded and the Lenders are under no further obligation to advance any proceeds to Borrowers or any of them.  This Agreement amends and restates the 2008 Loan Agreement and supersedes the 2008 Loan Agreement in accordance with the Plan and the Order.

1.4                               Evidence of Debt.

(a)                                 The balance of the Loan made by each Lender have been evidenced by one or more accounts or records maintained by Administrative Agent and each Lender in the ordinary course of business. The accounts or records maintained by Administrative Agent and each Lender shall be prima facie evidence of the amount of the Loan made by the Lenders to Borrowers and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of Borrowers hereunder to pay any amount owing with respect to the Indebtedness. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of Administrative Agent in respect of such matters, the accounts and records of Administrative Agent shall control in the absence of manifest error.

(b)                                 The amount of each Loan made by Lenders to each Borrower shall, pursuant to the Plan, be evidenced by a single promissory note made by all of the Borrowers, issued to Administrative Agent for the ratable benefit of the Lenders. The Loan shall be evidenced, collectively, by the four (4) Notes, each issued by all of the Borrowers (as described in Recital H,

Recital I, Recital J, and Recital K, respectively) in the amount of the Loan pertaining to the Borrowers.

(c)                                  In addition to the accounts and records referred to in subsection 1.04(a), each Lender and Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender. In the event of any conflict between the accounts and records maintained by Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of Administrative Agent shall control in the absence of manifest error.

1.5                               Interest Rates.  The Principal Debt of each Loan from day to day outstanding which is not past due shall bear interest at a rate per annum equal to the lesser of (i) the maximum non-usurious rate of interest allowed by applicable law or (ii) the Loan Rate computed as provided in Section 1.5(a) hereof.

(a)                                 Computations and Determinations.  All computations of interest for LIBOR and fees and interest shall be made on the basis of a 360-day year and actual days elapsed (including the first day but excluding the last day).  Administrative Agent shall determine each interest rate applicable to the Principal Debt for each Loan in accordance with this Agreement and its determination thereof shall be conclusive in the absence of manifest error.  The books and records of Administrative Agent shall be prima facie evidence of all sums owing to Lenders from time to time under this Agreement, but Administrative Agent’s failure to record any such information shall not limit or affect the obligations of Borrowers under the Loan Documents.

(b)                                 Increased Cost and Reduced Return.  If at any time after the date hereof, any Lender (which shall include, for purposes of this Section, any corporation controlling any Lender) determines that as a result of the adoption or modification of any applicable Law regarding taxation, such Lender’s required levels of reserves, deposits, insurance or capital (including any allocation of capital requirements or conditions), or similar requirements, or any interpretation or administration thereof by any Tribunal or compliance of such Lender with any of such requirements, has or would have the effect of (a) increasing such Lender’s costs relating to the Indebtedness, or (b) reducing the yield or rate of return of such Lender on the Indebtedness, to a level below that which such Lender could have achieved but for the adoption or modification of any such requirements, then Borrowers shall, within fifteen (15) days of any request by such Lender, pay to Lender such additional amounts as (in such Lender’s sole judgment, after good faith and reasonable computation) will compensate such Lender for such increase in costs or reduction in yield or rate of return of such Lender (and assuming that the interest rate on Loan has not been adjusted to take into account such additional amount).  No failure by such Lender to immediately demand payment of any additional amounts payable hereunder shall constitute a waiver of such Lender’s right to demand payment of such amounts at any subsequent time.  Nothing herein contained shall be construed or operate as to require Borrowers to pay any interest, fees, costs or charges greater than is permitted by applicable Law.

(c)                                  Past Due Rate.  During the existence of a Default, any amounts due and owing under any Loan Document shall bear interest at a fluctuating interest rate per annum at all times equal to the Past Due Rate to the fullest extent permitted by applicable Law. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable on demand, at a rate per annum (the “Past Due Rate”) equal to the lesser of (i) the maximum non-usurious rate of interest allowed by applicable law or (ii) the Loan Rate plus two hundred basis points.

1.6                               Prepayment.  Each Borrower may prepay the principal balance of any of the Notes, in full at any time or in part from time to time, provided that: (i) Administrative Agent shall have actually received from Borrower prior written notice of Borrower’s intent to prepay, the amount of principal which will be prepaid (the “Prepaid Principal”), the respective Note to which such prepayment relates, and the date on which the prepayment will be made; (ii) each prepayment shall be in the amount of $1,000 or more (unless the prepayment retires the outstanding balance of this Loan in full); (iii) each prepayment shall be in the amount of 100% of the Prepaid Principal, plus accrued unpaid interest thereon to the date of prepayment, plus any other sums which have become due to Administrative Agent and Lenders under the Loan Documents on or before the date of prepayment but have not been paid; and (iv) no portion of Principal Debt may be prepaid except on the last day of the LIBOR Interest Period applicable thereto, unless (a) the prior written consent of Administrative Agent is obtained, which consent shall not be required so long as no Default has occurred and, if given, shall provide, without limitation, the manner and order in which the prepayment is to be applied to the Indebtedness, and (b) Borrowers pays any Consequential Loss as a result thereof, in accordance with Section 1.7 below.

1.7                               Consequential Loss.  Within fifteen (15) days after request by any Lender (or at the time of any prepayment), Borrowers shall pay to such Lender such amount or amounts as will compensate such Lender for any loss, cost, expense, penalty, claim or liability, including any loss incurred in obtaining, prepaying, liquidating or employing deposits or other funds from third parties (but excluding any loss of revenue, profit or yield of any Lender), as determined by such Lender in its judgment reasonably exercised (together, “Consequential Loss”) incurred by such Lender with respect to LIBOR as a result of: (a) the failure of Borrowers to make payments on the date specified under this Agreement or in any notice from Borrowers to Administrative Agent; (b) the early termination of any LIBOR Interest Period for any reason; or (c) the payment or prepayment of any amount on a date other than the date such amount is required or permitted to be paid or prepaid, whether voluntarily or by reason of acceleration, including, but not limited to, acceleration upon any transfer or conveyance of any right, title or interest in the Property giving Administrative Agent on behalf of Lenders the right to accelerate the maturity of the Loan as provided herein. The foregoing notwithstanding, the amounts of the Consequential Loss shall never be less than zero or greater than is permitted by applicable Law.  If any Consequential Loss will be due, then the Lender shall deliver to Borrowers a notice, in reasonable detail, as to the amount of, reasons for and the calculation of the Consequential Loss, which notice shall be conclusive in the absence of manifest error. Neither Administrative Agent nor the Lenders shall have any obligation to purchase, sell and/or match funds in connection with the funding or maintaining of the Loan or any portion thereof.  The obligations of Borrowers under this Section 1.7 shall survive any termination of the Loan Documents and payment of the Loan and shall not be waived or deemed waived by any delay by Administrative Agent or Lenders in seeking such compensation.

1.8                               Late Charge.  If any Borrower shall fail to make any payment due hereunder or under the terms of any Note (other than the principal balance due on the Maturity Date or by acceleration of the Loan evidenced by such Note) within fifteen (15) days after the date such payment is due, then Borrower shall pay to the applicable Lender or Lenders on demand a late charge equal to four percent (4%) of such payment. Such fifteen (15) day period shall not be construed as in any way extending the due date of any payment. The “late charge” is imposed for the purpose of defraying the expenses of a Lender incident to handling such defaulted payment.  This charge shall be in addition to, and not in lieu of, any other remedy Lenders may have and is in addition to any fees and charges of any agents or attorneys which Administrative Agent or either or both of Lenders may employ upon the occurrence of a Default, whether authorized herein or by Law.

1.9                               Taxes.

(a)                                 Subject to Section 7.11, any and all payments by any Borrower to or for the account of Administrative Agent or any Lender under any Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and all liabilities with respect thereto levied by any jurisdiction within the United States of America, excluding, in the case of Administrative Agent and any Lender, taxes imposed on or measured by its net income, and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the Laws of which Administrative Agent or such Lender, as the case may be, is subject (all such non-excluded taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and liabilities being hereinafter referred to as “Taxes”).  Subject to Section 7.11, if a Borrower shall be required by any Laws to deduct any Taxes from or in respect of any sum payable under any Loan Document to Administrative Agent or any Lender, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section), Administrative Agent and such Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) Borrowers shall make such deductions, (iii) Borrowers shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Laws, and (iv) within thirty (30) days after the date of such payment, Borrowers shall furnish to Administrative Agent (which shall forward the same to such Lender) the original or a certified copy of a receipt evidencing payment thereof.

(b)                                 In addition, Borrowers agrees to pay any and all present or future stamp, court or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under any Loan Document or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, any Loan Document (hereinafter referred to as “Other Taxes”).

(c)                                  Borrowers agrees to indemnify Administrative Agent and each Lender for the full amount of Taxes and Other Taxes (including any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section) paid by Administrative Agent and such Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, in each case whether or not such Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Tribunal but, subject to Administrative Agent or such Lender complying with the requirements of Section 7.11(a)(iii) hereof to the extent the liability indemnified against relates to the subject matter thereof.  Payment under this subsection 1.09(c)

shall be made within thirty (30) days after the date the Lender or Administrative Agent makes a demand therefor.  If subsequent to such payment, a final determination is made that any Taxes or Other Taxes paid by Borrowers were not legally or correctly imposed or assessed by the applicable Tribunal, Borrowers shall be entitled to a return of such taxes.

(d)                                 Without prejudice to the survival of any other agreement of Borrowers hereunder, the agreements and obligations of Borrowers contained in this Section 1.9 shall survive the payment in full of all the other Indebtedness.

1.10                        Payments and Maturity Date; Extension Options.

(a)                                 Interest. Beginning on the first (1st) Business Day of the next calendar month following the expiration of thirty (30) days after the Effective Date of the Plan, and continuing on the same day of each succeeding calendar month thereafter, accrued unpaid interest on the Loan shall be due and payable until all principal and accrued interest owing on the Loan shall have been fully paid and satisfied.  All payments of interest due on the first (1st) day of each calendar month shall include all unpaid interest on the Loan accrued through and including, the last day of the prior calendar month.

(b)                                 Principal.  Principal on each Loan, as applicable, shall be due and payable as follows:

(1)                                 BHFS II Note. Beginning on the first (1st) Business Day of the next calendar month following the expiration of thirty (30) days after the Effective Date of the Plan, and continuing on the same day of each succeeding calendar month thereafter, principal on the BHFS II Note shall be due and payable as set forth in Exhibit “E”.  Notwithstanding the foregoing, the first payment shall be adjusted to include all interest accruing since the Effective Date of the Plan and principal amortization related to such period as determined by the Administrative Agent in its reasonable discretion.  All remaining principal and accrued interest on the BHFS II Note shall be due and payable on the Maturity Date.

(2)                                 BHFS III Note. Beginning on the first (1st) Business Day of the next calendar month following the expiration of thirty (30) days after the Effective Date of the Plan,  and continuing on the same day of each succeeding calendar month thereafter, principal on the BHFS III Note shall be due and payable as set forth in Exhibit “E”.  Notwithstanding the foregoing, the first payment shall be adjusted to include all interest accruing since the Effective Date of the Plan and principal amortization related to such period as determined by the Administrative Agent in its reasonable discretion.  All remaining principal and accrued interest on the BHFS III Note shall be due and payable on the Maturity Date.

(3)                                 BHFS IV Note.  Beginning on the first (1st) Business Day of the next calendar month following the expiration of thirty (30) days after the Effective Date of the Plan, and continuing on the same day of each succeeding calendar month thereafter, principal on the BHFS IV Note shall be due and payable as set forth in Exhibit “E”.  Notwithstanding the foregoing, the first payment shall be adjusted to include all interest accruing since the Effective Date of the Plan and principal amortization related to such period as determined by the Administrative Agent in its reasonable discretion.  All remaining principal and accrued interest on the BHFS IV Note shall be due and payable on the Maturity Date.

(4)                                 Supplemental Syndicated Note.  Pursuant to the Supplemental Syndicated Claim Order, the amounts owed under the Supplemental Syndicated Note shall be divided into two (2) categories: (1) attorneys’ fees for drafting the Loan Documents (“SSC Drafting Fees”) and (2) other fees (“SSC Other Fees”).

(i)                                     Principal Payments for SSC Drafting Fees.  All principal and accrued interest on the SSC Drafting Fees shall be due and payable ten (10) days from the date of the Supplemental Syndicated Claim Order.

(ii)                                  SSC Other Fees.  Beginning on the first (1st) day of the next calendar month after the date of the Supplemental Claim Order, and continuing on the same day of each succeeding calendar month thereafter, principal on the SSC Other Fees shall be due and payable as set forth in Exhibit “A” to the Supplemental Syndicated Note.  Notwithstanding the foregoing, the first payment shall be adjusted to include all interest accruing since the Effective Date of the Plan and principal amortization related to such period as determined by the Administrative Agent in its reasonable discretion.  All remaining principal and accrued interest on the Supplemental Syndicated Note shall be due and payable on the Maturity Date.

(c)                                  Maturity Date.  The entire principal balance of the Loan then unpaid and all accrued and unpaid interest thereon shall be due and payable in full on the Maturity Date.

(d)                                 Extension Options.  Borrowers shall have the option to extend any or all of the Maturity Dates of the BHFS II Loan, the BHFS III Loan, and the BHFS IV Loan (the “Loan Extension”), exercisable separately with respect to each Loan, as applicable, for one period of twenty-four (24) months (the “Extension Period”), at which time the term “Maturity Date”, as to the applicable Loan, shall mean the Maturity Date, as extended pursuant to this Section 1.10(d).  The exercise of each Loan Extension shall be effective only if all of the following conditions have been satisfied as to each Loan Extension on or before the Maturity Date, as applicable:

(i)                                     There shall then exist no Default, and no Default shall exist at the commencement of the Extension Period.

(ii)                                  The Borrowers maintain a Debt Service Coverage Ratio of 1.0x tested on the Assumed Debt Service at the time of the commencement of the Extension Period, for the Borrowers and their Net Cash Flow, on a consolidated basis.

(iii)                               Borrowers and BH Guarantor shall have executed and delivered to Administrative Agent a modification and extension agreement, providing for, among other things (1) the extension of the Maturity Date as to the applicable Loan(s), (2) the reaffirmation by Borrowers and BH Guarantor of their respective obligations under the Loan Documents, and (3) the waiver and release by Borrowers and BH Guarantor of any defenses, claims, counterclaims, and rights of offset, if any, which Borrowers or BH

Guarantor may then have in respect of Administrative Agent and the Indebtedness and Obligations, together with such other agreements, documents or amendments to the Loan Documents as are reasonably requested by Administrative Agent to properly document the Loan Extension, all in form and content satisfactory to Administrative Agent in its good faith business judgment. During the Extension Period, unless noted above, all terms and conditions of the Loan Documents (including but not limited to interest rates and payments) pertaining to the Loan shall continue to apply.

(iv)                              The request for Loan Extension must be made to Administrative Agent in writing not more than one hundred eighty (180) days, and not less than one hundred twenty (120) days, prior to the Maturity Date.

(v)                                 The foregoing options may be exercised with respect to one or more of the Loans, as Borrowers may elect.

If all of the foregoing conditions are not satisfied strictly in accordance with their terms, the Loan Extension shall not be or become effective.  Upon the execution and delivery by Borrowers, BH Guarantor and Administrative Agent of the modification and extension agreement referred to in subparagraph (iv) above, the Loan Extension shall be deemed to be effective.  Whether or not the Loan Extension becomes effective, Borrowers shall pay all out-of-pocket costs and expenses incurred by Administrative Agent in connection with the proposed Loan Extension (pre- and post-closing), including, without limitation, reasonable legal fees; all such costs and expenses incurred up to the time of Administrative Agent’s written agreement to the Loan Extension shall be due and payable prior to Administrative Agent’s execution of that agreement (or if the proposed extension does not become effective, then upon demand by Administrative Agent).

1.11                        Administrative Agent Advances.

(a)                                 Administrative Agent is authorized, from time to time, in Administrative Agent’s sole discretion to expend funds, on behalf of Lenders (“Administrative Agent Advances”), (i) to pay any costs, fees and expenses as described in Section 7.10 herein and (ii) when Administrative Agent deems necessary or desirable to preserve or protect the Collateral or any portion thereof (including those with respect to property taxes, insurance premiums, completion of construction, operation, management, improvements, maintenance, repair, sale and disposition) (A) subject to Section 6.5, after the occurrence of a Default, and (B) subject to Section 6.10, after acquisition of all or a portion of the Collateral by foreclosure or otherwise.

(b)                                 Administrative Agent Advances shall constitute obligatory advances of Lenders under this Agreement, shall be repayable on demand and secured by the Collateral, and if unpaid by Lenders as set forth below shall bear interest at the rate applicable to such amount under the Loan or if no longer applicable, at the Loan Rate. Administrative Agent shall notify each Lender in writing of each Administrative Agent Advance.  Upon receipt of notice from Administrative Agent of its making of an Administrative Agent Advance, each Lender shall make the amount of such Lender’s Pro Rata Share of the outstanding principal amount of Administrative Agent Advance available to Administrative Agent, in same day funds, to such account of Administrative Agent as Administrative Agent may designate, (i) on or before 3:00 p.m.

(Administrative Agent’s Time) on the day Administrative Agent provides Lenders with notice of the making of such Administrative Agent Advance if Administrative Agent provides such notice on or before 12:00 p.m. (Administrative Agent’s Time), or (ii) on or before 12:00 p.m. on the Business Day immediately following the day Administrative Agent provides Lenders with notice of the making of such advance if Administrative Agent provides notice after 12:00 p.m. (Administrative Agent’s Time).

1.12                        Defaulting Lender.

(A)                               Notice and Cure of Lender Default; Election Period; Electing Lenders.  Administrative Agent shall notify (such notice being referred to as the “Default Notice”) each non-Defaulting Lender if any Lender is a Defaulting Lender.  Each non-Defaulting Lender shall have the right, but in no event or under any circumstance the obligation, to fund such Defaulting Lender Amount, provided that, within twenty (20) days after the date of the Default Notice (the “Election Period”), such non-Defaulting Lender or Lenders (each such Lender, an “Electing Lender”) irrevocably commit(s) by notice in writing (an “Election Notice”) to Administrative Agent, the other Lenders to fund the Defaulting Lender Amount and to assume the Defaulting Lender’s obligations with respect to the advancing of the entire undisbursed portion of the Defaulting Lender’s principal obligations under this Agreement (such entire undisbursed portion of the Defaulting Lender’s principal obligations under this Agreement, including its portion of the Payment Amount that is the subject of the default, is hereinafter referred to as the “Defaulting Lender Obligation”). If Administrative Agent receives more than one Election Notice within the Election Period, then the commitment to fund the Defaulting Lender Amount and the Defaulting Lender Obligation shall be apportioned pro rata among the Electing Lenders in the proportion that the amount of each such Electing Lender’s Commitment bears to the total Commitments of all Electing Lenders.  If the Defaulting Lender fails to pay the Defaulting Lender Payment Amount within the Election Period, the Electing Lender or Lenders, as applicable, shall be automatically obligated to fund the Defaulting Lender Amount and Defaulting Lender Obligation (and Defaulting Lender shall no longer be entitled to fund such Defaulting Lender Amount and Defaulting Lender Obligation) within three (3) Business Days following the expiration of the Election Period to reimburse Administrative Agent or make payment to Borrowers, as applicable. Notwithstanding anything to the contrary contained herein, if Administrative Agent has funded the Defaulting Lender Amount, Administrative Agent shall be entitled to reimbursement for its portion of the Defaulting Lender Payment Amount pursuant to Section 6.11.

(B)                               Removal of Rights; Indemnity.  Administrative Agent shall not be obligated to transfer to a Defaulting Lender any payments made by or on behalf of Borrowers to Administrative Agent for the Defaulting Lender’s benefit; nor shall a Defaulting Lender be entitled to the sharing of any payments hereunder or under any Note until all Defaulting Lender Payment Amounts are paid in full.  Amounts payable to a Defaulting Lender shall be paid by Administrative Agent to reimburse Administrative Agent and any Electing Lender pro rata for all Defaulting Lender Payment Amounts.  Solely for the purposes of voting or consenting to matters with respect to the Loan Documents, a Defaulting Lender shall be deemed not to be a “Lender” and such Defaulting Lender’s Commitment shall be deemed to be zero.  A Defaulting Lender shall have no right to participate in any discussions among and/or decisions by Lenders hereunder and/or under the other Loan Documents.  Further, any Defaulting Lender shall be bound by any amendment to, or waiver of, any provision of, or any action taken or omitted to be taken by Administrative Agent and/or the non-Defaulting Lenders under, any Loan Document which is made subsequent to the Defaulting Lender’s becoming a Defaulting Lender. This Section1.12.2 shall remain effective with respect to a Defaulting Lender until such time as the Defaulting Lender shall no longer be in default of any of its obligations under this Agreement by curing such default by payment of all Defaulting Lender Payment Amounts (i) within the Election Period, or (ii) after the Election Period with the consent of the non-Defaulting Lenders.  Such Defaulting Lender nonetheless shall be bound by any amendment to or waiver of any provision of, or any action taken or omitted to be taken by Administrative Agent and/or the non-Defaulting Lenders under any Loan Document which is made subsequent to that Lender’s becoming a Defaulting Lender and prior to such cure or waiver.  The operation of this subsection or the subsection above alone shall not be construed to increase or otherwise affect the Commitment of any non-Defaulting Lender, or relieve or excuse the performance by Borrowers of their duties and obligations hereunder or under any of the other Loan Documents. Furthermore, nothing contained in this Section shall release or in any way limit a Defaulting Lender’s obligations as a Lender hereunder and/or under any other of the Loan Documents.  Further, a Defaulting Lender shall indemnify and hold harmless Administrative Agent and each of the non-Defaulting Lenders from any claim, loss, or costs incurred by Administrative Agent and/or the non-Defaulting Lenders as a result of a Defaulting Lender’s failure to comply with the requirements of this Agreement, INCLUDING SUCH FAILURE CONSTITUTING IN WHOLE OR PART ADMINISTRATIVE AGENT’S OR NONDEFAULTING LENDERS’ STRICT LIABILITY, OR COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE except to the extent such failure constitutes willful misconduct or gross negligence on Administrative Agent’s or Defaulting Lenders’ part; including, without limitation, any and all additional losses, damages, costs and expenses (including, without limitation, attorneys’ fees) incurred by Administrative Agent and any non-Defaulting Lender as a result of and/or in connection with (i) a non-Defaulting Lender’s acting as an Electing Lender, (ii) any enforcement action brought by Administrative Agent against a Defaulting Lender, and (iii) any action brought against Administrative Agent and/or Lenders. The indemnification provided above shall survive any termination of this Agreement.

(C)                               No Election.  In the event that no Lender elects to commit to fund the Defaulting Lender Amount and Defaulting Lender Obligations within the Election Period, Administrative Agent shall, upon the expiration of the Election Period, so notify each Lender.

1.13                        Several Obligations; No Liability, No Release.  Notwithstanding that certain of the Loan Documents now or hereafter may have been or will be executed only by or in favor of Administrative Agent in its capacity as such, and not by or in favor of Lenders, any and all obligations on the part of Administrative Agent (if any) or reimbursements for other Payment Amounts shall constitute the several (and not joint) obligations of the respective Lenders on a ratable basis, according to their respective Pro Rata Shares.  Except as may be specifically provided in this Agreement, no Lender shall have any liability for the acts of any other Lender.  No Lender shall be responsible to Borrowers or any other person for any failure by any other Lender to fulfill its obligations to make reimbursements for other Payment Amounts, nor to take any other action on its behalf hereunder or in connection with the refinancing contemplated herein.  The failure of any Lender to pay to Administrative Agent its Pro Rata Share of a Payment Amount shall not relieve any other Lender of any obligation hereunder to pay to

Administrative Agent its Pro Rata Share of such Payment Amounts as and when required herein, but no Lender shall be responsible for the failure of any other Lender to so fund its Pro Rata Share of the Payment Amount.  In furtherance of the foregoing, Lenders shall comply with their obligation to pay Administrative Agent their Pro Rata Share of such Payment Amounts regardless of (i) the occurrence of any Default hereunder or under any Loan Document; (ii) any failure of consideration, absence of consideration, misrepresentation, fraud, or any other event, failure, deficiency, breach or irregularity of any nature whatsoever in the Loan Documents; or (iii) any bankruptcy, insolvency or other like event with regard to any Borrowers or Guarantor.  The obligation of Lenders to pay to such Payment Amounts are in all regards independent of any claims between Administrative Agent and any Lender.

ARTICLE 2 - CONDITIONS PRECEDENT TO THIS AGREEMENT

2.1                               Documents.  As a condition precedent to the effectiveness of this Agreement, Administrative Agent shall have received, on or before the Closing Date, fully executed (and notarized, if applicable) copies of the Parking and Access Agreement, in form and substance as attached in Exhibit “F”, the Note, the Deeds of Trust, and the New Guaranty.

2.2                               Payments.  As a condition precedent to the effectiveness of this Agreement, and as required under the Plan, Administrative Agent shall have received, on or before the Closing Date, (a) a payment for all pre-petition and post-petition interest, at the Loan Rate, less adequate protection payments actually made by Syndicated Borrowers prior to the effective date of the Plan.  Prior to such payment, Administrative Agent shall reallocate any prepetition payment previously allocated to default interest to non-default interest, and (b) the December 2012 Partial Prepayment.

2.3                               Confirmation of Plan; Entry of Order.  As a condition precedent to the effectiveness of this Agreement, the Plan shall remain in effect in accordance with its terms, and the Order, in a form satisfactory to Lenders, shall be entered by the Bankruptcy Court.

2.4                               Title Insurance Policies.  As a condition precedent to the effectiveness of this Agreement, Borrowers will deliver to Administrative Agent and Lenders the Title Policies.

2.5                               Other Conditions.  As a condition precedent to the effectiveness of this Agreement, Borrowers satisfy any and all other conditions precedent set forth in this Agreement.

ARTICLE 3 - ADDITIONAL COVENANTS AND AGREEMENTS

3.1                               Inspection.  Administrative Agent and its agents may enter upon the Property to inspect the Property and any materials at any reasonable time, unless Administrative Agent deems such inspection is of an emergency nature, in which event each Borrower shall provide Administrative Agent with immediate access to the Property.  Each Borrower will furnish to Administrative Agent and its agents for inspection and copying, all books and records, and other documents and information that Administrative Agent may reasonably request from time to time.

3.2                               Notice to Administrative Agent.  Each Borrower shall promptly within five (5) days after first learning of the occurrence of any of the following events, notify Administrative

Agent in writing thereof, specifying in each case the action such Borrower has taken or will take with respect thereto: (a) any violation of any Law or governmental requirement; (b) any litigation, arbitration or governmental investigation or proceeding instituted or threatened in writing against such Borrower or any Guarantor or the Property asserting criminal conduct or damages, penalties or claims in excess of $100,000 and any material development therein; (c) any actual or threatened in writing condemnation of any portion of the Property, any negotiations with respect to any such taking, or any loss of or substantial damage to the Property; (d) any labor controversy pending or threatened against such Borrower, General Contractor, any other contractor, and any material development in any labor controversy; (e) any notice received by such Borrower with respect to the cancellation, alteration or non-renewal of any insurance coverage maintained with respect to the Property; (f) any lien filed against the Property or any stop notice served on any Borrower; or (g) any required permit, license, certificate or approval with respect to the Property lapses or ceases to be in full force and effect.

3.3                               Financial Statements. Each Borrower shall deliver to Administrative Agent with sufficient copies for each Lender the Financial Statements and other statements and information at the times and for the periods described in Exhibit “D” and any other Loan Document. Each Borrower will make all of its books, records and accounts available to Administrative Agent and its representatives at the Property or at such Borrower’s office in Addison, Texas, upon request and will permit them to review and copy the same. Each Borrower shall promptly notify Administrative Agent of any event or condition that could reasonably be expected to have a Material Adverse Effect in the financial condition of such Borrower and, if known by such Borrower, Guarantor. Administrative Agent shall provide a copy of such Financial Statements to each Lender upon receipt.

3.4                               Other Information.  Borrowers shall furnish to Administrative Agent from time to time upon Administrative Agent’s reasonable request (i) copies of any or all subcontracts entered into by contractors or subcontractors relating to the construction of the Improvements and the names and addresses of all persons or entities with whom such Borrower or any contractor has contracted for the construction of the Improvements or the furnishing of labor or materials in connection therewith; (ii) copies of any or all contracts, bills of sale, statements, receipts or other documents under which such Borrower claims title to any materials, fixtures or articles of personal property incorporated or to be incorporated into the Improvements or subject to the lien of the Deeds of Trust; (iii) a list of all unpaid bills for labor and materials with respect to construction of the Improvements and copies of all invoices therefor; and (iv) such other information relating to such Borrower, Guarantor, the Improvements, the Property, the Loan, or any security for the Loan that Administrative Agent may request in its good faith business judgment.

3.5                               Reports and Testing.  Borrowers shall (a) upon the request of Administrative Agent, promptly deliver to Administrative Agent copies of all reports, studies, inspections and tests made on the Land, the Improvements or any materials to be incorporated into the Improvements that are in the control or possession of such Borrower, Guarantor or their Affiliates or agents; and (b) make such additional tests on the Land, the Improvements or any materials to be incorporated into the Improvements as Administrative Agent reasonably requires. Borrowers shall immediately notify Administrative Agent of any report, study, inspection or test that indicates any adverse condition relating to the Land, the Improvements or any such materials.

3.6                               Appraisal.  Administrative Agent may obtain from time to time, an appraisal of all or any part of the Property (including each portion of Collateral) prepared in accordance with written instructions from Administrative Agent by a third-party appraiser engaged directly by Administrative Agent. Each such appraiser and appraisal shall be satisfactory to Administrative Agent (including satisfaction of applicable regulatory requirements).  The cost of any such appraisal shall be borne by each Borrower, jointly and severally, if such appraisal is the first appraisal in any calendar year, and in all events if Administrative Agent obtains such appraisal after the occurrence and during the continuation of a Default, and such cost is due and payable by each Borrower on demand and shall be secured by the Loan Documents. Administrative Agent shall provide a copy of such Appraisal to each Lender and Borrowers upon receipt.

3.7                               Payment of Withholding Taxes. No Borrower shall use, or knowingly permit any contractor or subcontractor to use, any portion of the proceeds of any Loan advance to pay the wages of employees unless a portion of the proceeds or other funds are also used to make timely payment to or deposit with (a) the United States of all amounts of tax required to be deducted and withheld with respect to such wages under the Internal Revenue Code, and (b) any state and/or local Tribunal or agency having jurisdiction of all amounts of tax required to be deducted and withheld with respect to such wages under any applicable state and/or local Laws.

3.8                               ERISA and Prohibited Transaction Taxes. As of the date hereof and throughout the term of this Agreement, (a) no Borrower is or will be (i) an “employee benefit plan,” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or (ii) a “plan” within the meaning of Section 4975(e) of the Internal Revenue Code of 1986, as amended (the “Code”); (b) either (i) the assets of Borrowers do not and will not constitute “plan assets” within the meaning of the United States Department of Labor Regulations set forth in 29 C.F.R. §2510.3-101 or (ii) this Loan is not a prohibited transaction under ERISA or Section 4975 of the Tax Code; (c) no Borrower is or will be a “governmental plan” within the meaning of ERISA; and (d) either (i) the assets of Borrowers do not and will not constitute “plan assets” within the meaning of the United States Department of Labor Regulations set forth in 29 C.F.R.  §2510.3-10 I of a “governmental plan” within the meaning of ERISA or (ii) this Loan will not violate any state statute applicable to any Borrower regulating investments of fiduciaries with respect to governmental plans or otherwise applicable to governmental plans (assuming that, as of the date hereof and throughout the term of the Loan, (1) neither Administrative Agent nor any Lender is a “governmental plan” within the meaning of ERISA, and (2) the assets of Administrative Agent and each Lender do not and will not constitute “plan assets”, within the meaning of the United States Department of Labor Regulations set forth in 29 C.F.R.  §2510.3-101, of a governmental plan). Each Borrower agrees to deliver to Administrative Agent such certifications or other evidence of compliance with the provisions of this Section 2.15 as Administrative Agent may from time to time request.

3.9                               Contest of Claims. Notwithstanding anything other provision herein or in the Deeds of Trust to the contrary, each Borrower may, to the extent and in the manner permitted by applicable Laws, contest the payment of any claim for payment for work or any tax, assessment or other governmental charge against the Property, and the failure of such Borrower to pay the contested claim pending such contest shall not be or become a Default, if (a) such Borrower has notified Administrative Agent of such Borrower’s intent to contest such payment at least seven (7) days prior to commencing the contest (unless such notice would cause a delay that might detrimentally affect the right of such Borrower to so contest, in which case such Borrower must furnish Administrative Agent with such advance notice of intent to contest as is possible under the circumstances); (b) such Borrower has made any deposit or payment under protest, or posted security, with any applicable Tribunal if, as and to the extent required by applicable Laws; (c) unless such Borrower has complied with clause (b) preceding or if such Borrower has complied with clause (b) preceding and Administrative Agent has determined that compliance with clause (b) does not, in Administrative Agent’s good faith business judgment, protect Lenders’ interests, such Borrower has furnished to Administrative Agent a cash deposit satisfactory to Administrative Agent, or an indemnity bond satisfactory to Administrative Agent with a surety satisfactory to Administrative Agent, in an amount satisfactory to Administrative Agent (or in the statutory amount, in the case of bond authorized by statute), to assure payment of the matters under contest and to prevent any sale or forfeiture of any part of the Property, and in the case of a claim for work which does or could result in a lien against the Property, such Borrower has provided (i) to the extent required by Administrative Agent and available under applicable Laws, a bond which under applicable Laws releases the lien from the Property encumbered by such lien, and (ii) such security, assurances and other items, if any, as the Title Company may require to insure around the lien; (d) such Borrower diligently and in good faith contests the same by appropriate legal proceedings which shall operate to prevent the enforcement or collection of the same and the sale of any part of the Property to satisfy the same; (e) such Borrower promptly upon final determination thereof pays the amount of any such claim so determined, together with all costs, interest and penalties payable in connection therewith (and to the extent such Borrower has made a cash deposit with Administrative Agent pursuant to clause (c) preceding, such deposit shall be made available to such Borrower to pay the amount of such claim and shall release the excess, if any, to such Borrower upon settlement and release of the claim); and (f) the failure to pay the claim does not constitute a default under any other deed of trust, mortgage or security interest covering or affecting any part of the Property, and does not subject Administrative Agent or any Lender to any civil or criminal liability or to any damages or expense.  Notwithstanding the foregoing, such Borrower shall immediately upon request of Administrative Agent pay (and if such Borrower shall fail so to do, Administrative Agent may, but shall not be required to, pay or cause to be discharged or bonded against) any such claim notwithstanding such contest if, in the reasonable opinion of Administrative Agent, the Property is in jeopardy or in danger of being forfeited or foreclosed.  Administrative Agent may pay over any such cash deposit or part thereof to the claimant entitled thereto at any time when, in the judgment of Administrative Agent, the entitlement of such claimant is established. Borrowers shall not be required to comply with the requirements set forth above in this Section 3.9 for any claim made that is covered by a Borrower’s liability insurance if the total amount of such claim is less than the amount of coverage under such policy that is available to satisfy such claim, the insurer has not denied liability under its policy for such claim and the insurer has undertaken to defend such claim without any reservation of rights.

3.10                        Single Purpose Entity/Separateness.  No Borrower owns and no Borrower will own any asset or property other than (a) the Collateral specified above as being owned by such Borrower, and (b) incidental personal property necessary for the financing, development, ownership, management and operation of such Collateral. No Borrower will engage in any business other than the development, ownership, management and operation of its Collateral. Each Borrower has done or caused to be done and will do all things necessary to observe organizational formalities and preserve its existence, and no Borrower will, nor will any Borrower permit, any of its members to, amend, modify or otherwise change the operating agreement, articles of organization or other organizational documents of such Borrower (other than in a ministerial fashion) without the prior written consent of Administrative Agent, except to reflect transfers of interests in such Borrower and the members of such Borrower that are permitted by the Loan Documents. Each Borrower will maintain all of its books, records, financial statements and bank accounts separate from those of its Affiliates and members (to the maximum extent permissible under GAAP) and, to the extent required by applicable Laws, such Borrower will file its own tax returns. Each Borrower shall maintain its books, records, resolutions and agreements as official records.  Each Borrower will be, and at all times will hold itself out to the public as a legal entity separate and distinct from any other entity (including any Affiliate of such Borrower or any member), shall correct any known misunderstanding regarding its status as a separate entity, shall conduct business in its own name, shall not identify itself or any of its Affiliates as a division or part of the other and shall maintain and utilize separate stationery, invoices and checks.  Each Borrower will not commingle the funds and other assets of such Borrower with those of any Affiliate or member, or any Affiliate of any member, or any other person.

3.11                        Partial Sale.  Notwithstanding anything to the contrary contained herein, a Borrower may sell a portion of or all of the Collateral owned by such Borrower provided that, prior thereto or as a contemporaneous part of any such transaction, the Borrower pays to Administrative Agent the Release Price of such parcel of land (the “Release Parcel”).  The “Release Price” for any Release Parcel shall be the greater of: (a) ninety-three (93) percent of the appraised value of such property as indicated on Exhibit “G-2”, (b) one hundred percent (100%) of the net sales proceeds (i.e., gross sales proceeds less reasonable and customary closing costs), and (c) the amount of the applicable Loan then remaining unpaid and outstanding, with accrued interest, for the respective Borrower (e.g., BHFS II Loan with respect to BHFS II and the BHFS II Collateral) (the amount calculated under (c) being referred to as the “Allocated Debt Amount”).  If any Release Price exceeds the related Allocated Debt Amount, such excess shall be applied by the Administrative Agent to one of the other Loans, at the discretion and direction of the Administrative Agent.  The payment of the Release Price shall not trigger a Consequential Loss under Section 1.7 of this Agreement.  If the net proceeds payable to Administrative Agent as a result of a transaction as described in this Section 3.11 do not equal the Release Price, the Administrative Agent shall nonetheless permit such transaction if the Guarantor or Borrower makes a payment to Administrative Agent to make up the difference, such that the amount be paid as a part of or contemporaneous with such transaction equals the Release Price.

3.12                        Modification or Amendment of Agreements.  Borrower hereby covenants that neither the Property Management Agreement nor the Parking and Access Agreement shall be modified or amended without Administrative Agent’s prior written consent (as to modifications to the Property Management Agreement, such consent not to be unreasonably withheld, conditioned or delayed).  Borrower further covenants that Borrower will provide Lenders with a notice of any default under the Parking and Access Agreement.

3.13                        Modification of Supplemental Syndicated Note.  Borrowers, Administrative Agent and Lenders shall modify the Supplemental Syndicated Note pursuant to an order issued by the Bankruptcy Court finalizing the amount of the Supplemental Syndicated Claim (“Modification Order”).  The modification of the Supplemental Syndicated Note shall occur within ten (10) days of the issuance of the Modification Order.  Borrower agrees to promptly execute any further documents reasonably requested by Administrative Agent necessary or desirable, as determined by Administrative Agent, to confirm or ratify the amount of the Loan and modify the Supplemental Syndicated Note, each to account for the Supplemental Syndicated Claim.

3.14                        Provisions Related to Original Guaranty.  With respect to Fairways Guarantor only, notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents, neither the execution of this Agreement nor the performance of the parties under the Loan Documents will waive, limit or impair any right or remedy of the Administrative Agent or Lenders under the Original Guaranty as against Fairways Guarantor or give rise to any defense or right of offset of Fairways Guarantor with respect to the Original Guaranty.   With respect to BH Guarantor only, notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents, the obligations of BH Guarantor are expressly limited to those set forth in the New Guaranty and the Original Guaranty shall not apply in any manner, directly or indirectly, to BH Guarantor.

3.15                        Release of Additional Vacant Land.  Pursuant to the Plan and Order, Administrative Agent shall release and discharge all liens, claims, interests, and encumbrances, arising under or evidencing the 2008 Loan, in, to, or against any of the Vacant Land, including approximately 0.4098 acres of land outside of building B3A on Lot B1-5.  As of the Effective Date, Lot B1-5 does not have separate legal descriptions for (i) building B3A (the “Building Tract”) and (ii) the remaining land in Lot B1-5 outside of building B3A (the “Land Tract”).  Administrative Agent’s liens, claims, interests, and encumbrances will remain on the entire Lot B1-5 until (i) Administrative Agent receives a survey, certified by a registered professional engineer or registered professional land surveyor to Administrative Agent, Lenders and Title Company, in a form acceptable to Administrative Agent, in its sole and absolute discretion, which provides a metes and bounds description of the perimeter of each of the Building Tract and the Land Tract (the “B1-5 Survey”) and (ii) Administrative Agent receives a written request from Borrowers to release the Land Tract and a release for Administrative Agent to execute.  Within ten (10) days of receipt of the request to release the Land Tract, Administrative Agent shall execute and file the release in the Collin County Records to discharge all liens, claims, interests, and encumbrances, arising under or evidencing the 2008 Loan, in, to, or against any of the Land Tract.

ARTICLE 4 - REPRESENTATIONS AND WARRANTIES

To induce Lenders to enter into this Agreement, each Borrower hereby represents and warrants to Administrative Agent and Lenders that except as otherwise disclosed to Administrative Agent in writing (a) to the best of such Borrower’s knowledge after reasonable inquiry and investigation, such Borrower has complied with any and all Laws and regulations concerning its organization, existence and the transaction of its business, and has the right and power to own the Land held by it; (b) such Borrower is authorized to execute, deliver and perform all of its obligations under the Loan Documents; (c) the Loan Documents are valid and binding obligations of such Borrower; (d) such Borrower is not in violation of any Law, regulation or ordinance, or any order of any court or Tribunal, and no provision of the Loan Documents violates any Law applicable to such Borrower, any covenants or restrictions affecting the Property, any order of any court or Tribunal or any contract or agreement binding on such Borrower or the Property; (e) to the extent required by applicable Law, such Borrower and Guarantor have filed all necessary tax returns and reports and have paid all taxes and governmental charges thereby shown to be owing; (f) all Improvements contemplated in connection with the 2008 Loan have been completed materially in accordance with the 2008 Loan Agreement; (g) the Land is not part of a larger tract of land owned by Borrowers, is not otherwise included under any unity of title or similar covenant with other lands not encumbered by the Deeds of Trust, and constitutes a separate tax lot or lots with a separate tax assessment(s) for the Land and Improvements, independent of those for any other lands or improvements; (h) the Land and Improvements owned by such Borrower comply with all Laws and governmental requirements, including all subdivision and platting requirements, without reliance on any adjoining or neighboring property; (i) as to BHFS IV only, the Improvements comply with all legal requirements regarding access and facilities for handicapped or disabled persons; (j) such Borrower has not directly or indirectly conveyed, assigned or otherwise disposed of or transferred (or agreed to do so) any development rights, air rights or other similar rights, privileges or attributes with respect to the Property owned by it, including those arising under any zoning or land use ordinance or other Law or governmental requirement; (k) the Financial Statements delivered to Administrative Agent are true, correct, and complete in all material respects, and there has been no event or condition that could reasonably be expected to have a Material Adverse Effect in such Borrower’s or Guarantor’s financial condition from the financial condition of such Borrower or Guarantor (as the case may be) indicated in such Financial Statements; (l) all utility services necessary for the operation of the Improvements owned by such Borrower are available in adequate capacities to service the Improvements, including electric and natural gas facilities, telephone service, water supply, storm and sanitary sewer facilities; (m) except as otherwise provided for in the Loan Documents, such Borrower has made no contract or arrangement of any kind the performance of which by the other party thereto would give rise to a lien on the Property, except for any lien that is bonded around as provided in Section 3.9 of this Agreement; (n) the current and anticipated use of the Property complies with all applicable zoning ordinances, regulations and restrictive covenants affecting the Land without the existence of any variance, non-complying use, nonconforming use or other special exception, all use restrictions of any Tribunal having jurisdiction have been satisfied, and no violation of any Law or regulation exists with respect thereto; and (o) as of the Effective Date, the Property Management Agreement is in full force and effect.  The foregoing representations and warranties shall be true as of the Closing Date.

ARTICLE 5 - DEFAULT AND REMEDIES

5.1                               Events of Default.  The occurrence of any one of the following shall be a default under this Agreement (“Default”):

(a)                                 Failure to Pay Indebtedness.  Any principal and/or interest on the Loan is not paid on the Maturity Date, or in the case of any of payment of principal and/or interest or any other payment on the Loan is not paid when due on a date other than the Maturity Date, such payment is not made within ten (10) Business Days after Administrative Agent has given written notice of such default, such notice to be transmitted by overnight mail or other nationally recognized overnight courier to the following (the “Debtor Notice Person”):

BHFS [         ], LLC, et. al.

Attn: General Counsel

15601 Dallas Parkway, Suite 600

Addison, Texas 77501

(b)                                 Nonperformance of Covenants. Any covenant, agreement or condition herein (other than covenants to pay any of the Indebtedness) is not fully and timely performed, observed or kept, and such failure is not cured within the applicable notice or grace period (if any) provided for herein or in any other Loan Document or, except as provided in Section 3.10, if this Agreement or such Loan Document does not provide for such a notice or grace period, within thirty (30) days after written notice and demand by Administrative Agent for the performance of such covenant, agreement or condition (or if such failure cannot be cured within that original thirty (30) day period and Borrower delivers written notice to Administrative Agent promptly within that original thirty (30) day period of Borrower’s intention and proposed steps to cure the failure with due diligence, promptly institutes curative action within that original thirty (30) day period and diligently pursues same, Borrower shall have such additional period of time, not exceeding sixty (60) days next following the end of the original thirty (30) day period, as shall be necessary to effect the cure); provided, however, that there shall be no obligation of Administrative Agent to give any such notice and no right of Borrower to cure under this paragraph if the event or condition is addressed in any other paragraph of this Section 5.1 or is caused by the bad faith or intentional act or omission of Borrower in contravention of any material duty or obligation of Borrower under this Agreement and the other Loan Documents, including but not limited to the failure of Borrower to keep the Property free and clear of consensual liens, security interests and assignments not approved in writing in advance by Administrative Agent.

(c)                                  Representations. Any statement, representation or warranty in any of the Loan Documents, or in any Financial Statement or any other writing heretofore or hereafter delivered to Administrative Agent in connection with the Indebtedness or Obligations is false, fraudulent, misleading or erroneous in any material respect on the date or on the date as of which such statement, representation or warranty is made or deemed made, if such notice or grace period is not provided for, within fifteen (15) days after written notice and demand by Administrative Agent to Borrower objecting to such statement, representation or warranty not being true and correct (or if such failure cannot be cured within that original fifteen (15) day period and Borrower delivers written notice to Administrative Agent promptly within that original fifteen (15) day period of Borrower’s intention and proposed steps to cure the failure with due diligence, promptly institutes curative action within that original fifteen (15) day period and diligently pursues same, Borrower shall have such additional period of time, not exceeding forty-five (45) days next following the end of the original fifteen (15) day period, as shall be necessary to effect the cure); provided, however, that there shall be no obligation of Administrative Agent to give such notice in the case of, and no right of Borrower to cure, any fraudulent or knowingly false representation to Administrative Agent.

(d)                                 Injunction.  Any court of competent jurisdiction enjoins or prohibits Borrower or any of the Lenders from performing this Agreement or any of the other Loan Documents, and such injunction or order is not vacated within ninety (90) days after the granting thereof.

(e)                                  Bankruptcy or Insolvency.  Borrower, BH Member, or Guarantor:

(i)                                     (A) Executes an assignment for the benefit of creditors, or takes any action in furtherance thereof; or (B) admits in writing its inability to pay, or fails to pay, its debts generally as they become due; or (C) as a debtor, files a petition, case, proceeding or other action pursuant to, or voluntarily seeks the benefit or benefits of any Debtor Relief Laws, or takes any action in furtherance thereof; or (D) seeks the appointment of a receiver, trustee, custodian or liquidator of the Property or any part thereof or of any significant portion of its other property; or

(ii)                                  Suffers the filing of a petition, case, proceeding or other action against it as a debtor under any Debtor Relief Laws or seeking appointment of a receiver, trustee, custodian or liquidator of the Property or any part thereof or of any significant portion of its other property, and (A) admits, acquiesces in or fails to contest diligently the material allegations thereof, or (B) the petition, case, proceeding or other action results in entry of any order for relief or order granting relief sought against it, or (C) in a proceeding under the Title 11 of the United States Code, the case is converted from one chapter to another, or (D) fails to have the petition, case, proceeding or other action permanently dismissed or discharged on or before the earlier of trial thereon or sixty (60) days next following the date of its filing; or

(iii)                               Conceals, removes, or permits to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them, or makes or suffers a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar Law; or suffers or permits, while insolvent, any creditor to obtain a lien (other than as described in subparagraph (iv) below) upon any of its property through legal proceedings which are not vacated and such lien discharged prior to enforcement of such lien and in any event within sixty (60) days from the date thereof; or

(iv)                              Fails to have discharged within a period of thirty (30) days any attachment, sequestration, or similar writ levied upon any of its property unless such attachment, sequestration or similar writ is being contested in accordance with Section 3.9 herein; or

(v)                                 Fails to pay within thirty (30) days any final money judgment against it.

(f)                                   Transfer of the Property. Except as provided in Section 3.9, any sale, lease, conveyance, assignment or transfer of all or any part of the Property or any interest therein, whether by operation of law or otherwise, except sales or transfers of items of the personal property in the ordinary course of business which have become obsolete or worn beyond practical use and which have been replaced by adequate substitutes, owned by Borrower, having comparable quality and utility to the replaced items when new.

(g)                                  Transfer of Ownership of Borrower or Guarantor. The sale, pledge, encumbrance, assignment or transfer, voluntarily or involuntarily, of any interest in Borrower, Guarantor or any member of any of the foregoing without the prior written consent of the Required Lenders except for the following transfers, which shall not require consent of Administrative Agent or Required Lenders: transfers of any equity interests in BH Guarantor so long as BH Guarantor (or its advisor) is controlled by or under common control with Behringer Harvard Holdings, LLC, a Delaware limited liability company (and “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management of the policies of a Person, whether through the ownership of stock, by contract, or otherwise, and “controlling” and “controlled” shall have meanings correlative thereto).

(h)                                 Grant of Easement, Etc.  Without the prior written consent of Administrative Agent (which consent shall be given or withheld in Administrative Agent’s good faith business judgment), Borrower grants any easement or dedication, or any restriction, or otherwise encumbers the Property, or seeks or permits any zoning reclassification or variance, unless such action is expressly permitted by the Loan Documents.

(i)                                     Parking and Access Agreement.  Without prior written consent of Lenders, the amendment, modification or termination of the easement created under the Parking and Access Agreement (“Parking Easement”); a default occurs under the Parking and Access Agreement and such default shall not be cured within ten (10) Business Days after the date on which Borrower receives notice of such default.

(j)                                    Abandonment.  Borrower abandons any or all of the Property.

(k)                                 Default Under Other Lien.  A default or event of default (after taking into consideration applicable notice, grace and cure periods, if any) occurs under any lien, security interest or assignment covering the Property or any part thereof (without hereby implying Administrative Agent’s consent to any such lien, security interest or assignment not created under the Loan Documents), or the holder of any such lien, security interest or assignment declares a default or institutes foreclosure or other proceedings for the enforcement of its remedies thereunder.

(l)                                     Destruction.  Borrower fails to comply with the requirements of the Loan Documents applicable to a casualty affecting the Property and such failure is cured within the period provided for in subparagraph (b) of this Section 5.1.

(m)                             Condemnation.  Borrower fails to comply with the requirements of the Loan Documents applicable to eminent domain or condemnation affecting the Property and such failure is cured within the period provided for in subparagraph (b) of this Section 5.1.

(n)                                 Liquidation, Etc.  The liquidation, termination, dissolution, merger, consolidation or failure to maintain good standing in the State of Texas (or in the case of an individual, the death or legal incapacity) of Borrower or any person (to the extent required to be so qualified in the State of Texas) obligated to pay any part of the Indebtedness.

(o)                                 Material Adverse Effect. The occurrence of an event that, in Administrative Agent’s reasonable opinion, has or will have a Material Adverse Effect, excluding: (A) claims for mechanic’s or materialmen’s liens or taxes against the Property which are being contested by Borrower in accordance with the specific provisions of the Loan Documents allowing such contest, (B) any suit or suits which are covered by insurance if the insurer has agreed to defend such claims without reservation of rights and in Administrative Agent’s opinion the coverage afforded by such insurance is sufficient to satisfy the recovery being sought, or in the alternative, such suits do not involve the Property and which seek recovery of amounts not exceeding $250,000.00 for any one such suit or in the aggregate for all such suits, which are being contested diligently and in good faith and for which adequate reserves have been established, if appropriate in accordance with generally accepted accounting principles, and (C) a material adverse change in the financial condition of Guarantor unless BH Guarantor is in compliance with each of its financial covenants as set forth in the Guaranty and BH Guarantor so certifies to Administrative Agent within twenty (20) days after written request from Administrative Agent. At least ten (10) days before declaring a default under this paragraph (q), Administrative Agent shall notify Borrower of its determination that an event covered by this paragraph (q) has occurred and a description in reasonable detail of the basis for its determination.

(p)                                 Enforceability; Priority. Any Loan Document shall for any reason without Administrative Agent’s specific written consent cease to be in full force and effect in all material respects, or shall be declared null and void or unenforceable in whole or in any material part, or the validity or enforceability thereof, in whole or in any material part, shall be challenged or denied by any party thereto other than Administrative Agent or the Trustee under the Deeds of Trust; or the liens, mortgages or security interests of Administrative Agent in any of the Property become unenforceable in whole or in part, or cease to be of the priority herein required, or the validity or enforceability thereof, in whole or in material part, shall be challenged or denied by Borrower or any person obligated to pay any part of the Indebtedness.

(q)                                 Guaranty. Guarantor shall fail to timely comply with any covenant or obligation under its Guaranty, including without limitation, the financial covenants of BH Guarantor, and such failure shall not be cured within five (5) Business Days after the earlier of (i) the date on which Guarantor receives notice of such failure to comply or (ii) the date on which BH Guarantor is required to deliver the applicable Compliance Certificate that discloses such failure to comply with its financial covenants.

(r)                                    Material Lease Default.  Any Borrower shall default in its duties or obligations under any Material Lease (after giving effect to applicable grace, notice and cure periods in such Material Lease).

(s)                                   Appeal of City Claims.  The City successfully appeals the Plan or the Order and the City Claims are reinstated as liens or encumbrances on the Collateral or any part of the Collateral.

(t)                                    Dismissal of Lawsuit.  The dismissal of Bank of America and Regions Bank as defendants from Adversary No. 12-04120, filed in the Bankruptcy Court by the City on August 8, 2012.

5.2                               Remedies.

(a)                                 Monetary Defaults.  Upon a monetary Default, including but not limited to a Default under 5.1(a), Administrative Agent may, without notice, and without the consent of the Required Lenders, exercise any and all rights and remedies afforded by this Agreement, the other Loan Documents, Law, equity or otherwise including without limitation making demand on the Borrowers for payment; provided that Administrative Agent (i) shall commence litigation against the Guarantor for collection under the Guaranty (after any applicable grace, notice or cure period as required under any Loan Document) before Administrative Agent commences any foreclosure activities under the Deeds of Trust, including, without limitation, posting any portion of the Property for non-judicial foreclosure sale; and (ii) shall not commence any foreclosure activities under the Deeds of Trust, including, without limitation, posting any portion of the Property for non-judicial foreclosure sale, for a period of at least thirty (30) days following the commencement of litigation against the Guarantor for collection under the Guaranty.

(b)                                 Other Defaults.  Except as provided in Section 5.2(a), upon a Default, Administrative Agent may, without the consent of Required Lenders, commence charging default interest, and, with the consent of, and shall at the direction of the Required Lenders, without notice, exercise any and all rights and remedies afforded by this Agreement, the other Loan Documents, Law, equity or otherwise, including (i) declaring any and all Indebtedness immediately due and payable; (ii) reducing any claim to judgment; or (iii) obtaining appointment of a receiver (to which Borrower hereby consents) and/or judicial or nonjudicial foreclosure under the Deeds of Trust, provided, however, upon a Default, Administrative Agent at its election may (but shall not be obligated to) without the consent of and shall at the direction of the Required Lenders, without notice, set-off and apply, to the extent thereof and to the maximum extent permitted by Law, any and all deposits, funds, or assets at any time held and any and all other indebtedness at any time owing by Administrative Agent or any Required Lender to or for the credit or account of Borrower against any Indebtedness.

(c)                                  Attorney-In-Fact.  Borrower hereby appoints Administrative Agent as Borrower’s attorney-in-fact, which power of attorney is irrevocable and coupled with an interest, with full power of substitution if Administrative Agent so elects, to do any of the following in Borrower’s name upon the occurrence and during the continuation of a Default: (i) endorse the name of Borrower on any checks or drafts representing proceeds of any insurance policies, or other checks or instruments payable to Borrower with respect to the Property; (ii) prosecute or defend any action or proceeding incident to the Property; and (iii) pay, settle, or compromise all bills and claims so as to clear title to the Property.  Neither Administrative Agent nor Lenders shall have any liability to Borrower for the sufficiency or adequacy of any such actions taken by Administrative Agent.

(d)                                 No Waiver.  No delay or omission of Administrative Agent or Lenders to exercise any right, power or remedy accruing upon the happening of a Default shall impair any such right, power or remedy or shall be construed to be a waiver of any such Default or any acquiescence therein. No delay or omission on the part of Administrative Agent or Lenders to exercise any option for acceleration of the maturity of the Indebtedness, or for foreclosure of the Deeds of Trust following any Default as aforesaid, or any other option granted to Administrative Agent and Lenders hereunder in any one or more instances, or the acceptances by Administrative Agent or Lenders of any partial payment on account of the Indebtedness, shall constitute a waiver of any such Default, and each such option shall remain continuously in full force and effect No remedy herein conferred upon or reserved to Administrative Agent and/or Lenders is intended to be exclusive of any other remedies provided for in any Note or any of the other Loan Documents, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder, or under any Note or any of the other Loan Documents, or now or hereafter existing at Law or in equity or by statute. Every right, power and remedy given to Administrative Agent and Lenders by this Agreement, any Note or any of the other Loan Documents shall be concurrent, and may be pursued separately, successively or together against Borrower, or the Property or any part thereof, or any personal property granted as security under the Loan Documents, and every right, power and remedy given by this Agreement, any Note or any of the other Loan Documents may be exercised from time to time as often as may be deemed expedient by the Required Lenders.

(e)                                  Priority of Payments.  Regardless of how a Lender may treat payments received from the exercise of remedies under the Loan Documents for the purpose of its own accounting, for the purpose of computing the Indebtedness, payments shall be applied as elected by Lenders. No application of payments will cure any Default, or prevent acceleration, or continued acceleration, of amounts payable under the Loan Documents, or prevent the exercise, or continued exercise, of rights or remedies of Administrative Agent and Lenders hereunder or thereunder or at Law or in equity.

5.3                               Waiver of Certain Events of Default; Waiver of Past Due Interest; Reinstatement.  Administrative Agent and Lenders hereby expressly acknowledge and agree that, as of the Effective Date and subject to the terms and conditions set forth in this Agreement, (a) all Defaults which may have occurred and were continuing under the 2008 Loan Documents prior to the Effective Date resulting solely from (i) the Bankruptcy Proceedings or (ii) the maturity default of the 2008 Notes, which occurred on January 28, 2012 (collectively, the “Bankruptcy Defaults”) are hereby fully and irrevocably waived; (b) the maturity default of the 2008 Note as a result of the occurrence of the Bankruptcy Defaults is hereby fully and irrevocably revoked, cancelled, annulled, vacated, rescinded and declared to be void and without any effect; (c) the 2008 Loan and each of the 2008 Loan Documents shall be reinstated in the form of the Loan and the Loan Documents, respectively, as if no Default under the Loan Documents had occurred and as if the maturity default of the 2008 Loan had not occurred; and (d) no interest at the Past Due Rate has accrued or shall be payable by Borrower in connection with the Original Loan Documents or the Loan Documents as a result of any of the Bankruptcy Defaults.

ARTICLE 6 - ADMINISTRATIVE AGENT

6.1                               Appointment and Authorization of Administrative Agent

(a)                                 Each Lender hereby irrevocably (subject to Section 6.9) appoints, designates and authorizes Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall Administrative Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against Administrative Agent Without limiting the generality of the foregoing sentence, the use of the term “agent” herein and in the other Loan Documents with reference to Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law.  Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

(b)                                 No individual Lender or group of Lenders shall have any right to amend or waive, or consent to the departure of any party from any provision of any Loan Document, or secure or enforce the obligations of Borrower or any other party pursuant to the Loan Documents, or otherwise. All such rights, on behalf of Administrative Agent or any Lender or Lenders, shall be held and exercised solely by and at the option of Administrative Agent for the pro rata benefit of the Lenders. Such rights, however, are subject to the rights of Lender or Lenders, as expressly set forth in this Agreement, to approve matters or direct Administrative Agent to take or refrain from taking action as set forth in this Agreement.  Except as expressly otherwise provided in this Agreement or the other Loan Documents, Administrative Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights, or taking or refraining from taking any actions which Administrative Agent is expressly entitled to exercise or take under this Agreement and the other Loan Documents, including, without limitation, (i) the determination if and to what extent matters or items subject to Administrative Agent’s satisfaction are acceptable or otherwise within its discretion, (ii) the making of Administrative Agent Advances, and (iii) the exercise of remedies pursuant to, but subject to, Article 4 or pursuant to any other Loan Document and any action so taken or not taken shall be deemed consented to by Lenders.

(c)                                  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to Borrower or Guarantor, no individual Lender or group of Lenders shall have the right, and Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether Administrative Agent shall have made any demand on Borrower) shall be exclusively entitled and empowered on behalf of itself and the Lenders, by intervention in such proceeding or otherwise:

(i)                                     to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of Lenders and Administrative Agent, including any claim for the reasonable compensation, expenses, disbursements and advances of Lenders and Administrative Agent and their respective agents and counsel and all other amounts due Lenders and Administrative Agent under Section 7.10 allowed in such judicial proceeding; and

(ii)                                  to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee,

trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to Administrative Agent and, in the event that Administrative Agent shall consent to the making of such payments directly to Lenders, to pay to Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of Administrative Agent and its agents and counsel, and any other amounts due Administrative Agent under Section 7.10.

Nothing contained herein shall be deemed to authorize Administrative Agent to authorize or consent to or accept or adopt on behalf of any Required Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of Lenders except as approved by Lenders or to authorize Administrative Agent to vote in respect of the claims of Lenders except as approved by Required Lenders in any such proceeding.

6.2                               Delegation of Duties.  Administrative Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultant experts concerning all matters pertaining to such duties. Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

6.3                               Liability of Administrative Agent.  No Agent-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of Lenders for any recital, statement, representation or warranty made by Borrower or any subsidiary or Affiliate of Borrower, or any officer thereof, contained herein or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by Administrative Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of Borrower, Guarantor or any of their Affiliates.

6.4                               Reliance by Administrative Agent; Consent of Lenders; Buy-Sell

(a)                                 Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper person or persons, and upon advice and statements of legal counsel (including counsel to any party to the Loan Documents), independent accountants and other experts selected by Administrative Agent. Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders or all Lenders if required hereunder as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders or such greater number of Lenders as may be expressly required hereby in any instance, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders. In the absence of written instructions from the Required Lenders or such greater number of Lenders, as expressly required hereunder, Administrative Agent may take or not take any action, at its discretion, unless this Agreement specifically requires the consent of the Required Lenders or such greater number of Lenders.

(b)                                 To the extent all Required Lenders are required to consent to approve any matter under the Loan Documents, Administrative Agent shall provide written notice of its request for approval of such matter to each Lender, at the address for Lender set forth on the Schedule of Lenders (or such other address as may be specified by Lender with no less than five (5) days prior written notice to Administrative Agent), together with a written notice from Administrative Agent which contains conspicuous language such as “TIME SENSITIVE MATERIAL - IMMEDIATE REPLY REQUIRED” (or similar language indicating an immediate response is required), and each Lender shall be deemed to have approved such matter if Lender fails to disapprove it within ten (l0) Business Days after receipt of the foregoing materials; provided, however, if Administrative Agent is required under the Loan Documents to give or consent to any matter within a time period that is less than such ten (10) Business Days, each Lender shall be deemed to have granted such consent or approval if Administrative Agent has delivered the notice required hereby (which notice must specify the deadline for Lender’s response) and Administrative Agent has not received the written disapproval of such matter at least one (1) Business Day before expiration of such shorter time period.

(c)                                  If Lenders are unable to agree, after good faith efforts by all Lenders, as to any matter or issue requiring the consent of Lenders under this Agreement, then the consenting Lender (or Lenders, as provided below) may offer (“Loan Purchase Offer”), in writing, to purchase all, but not less than all, of the non-consenting Lender’s right, title and interest in the Loan for a purchase price equal to the non-consenting Lender’s Pro Rata Share of the Loan funded by such non-consenting Lender as of the date of such sale plus any and all unpaid interest thereon and other amounts, if any, payable to such non-consenting Lender as of the date of such sale under the Loan Documents (and not previously reimbursed to such non-consenting Lender pursuant to the Loan Documents) (“Non-Consenting Lender’s Interest”). Within thirty (30) Business Days after receipt by the non-consenting Lender of any Loan Purchase Offer, the non-consenting Lender shall be deemed to have accepted such Loan Purchase Offer unless the non-consenting Lender notifies Administrative Agent that it elects to purchase all, but not less than all, of the consenting Lenders’ right, title and interest in the Loan for a purchase price equal to the consenting Lenders’ Pro Rata Share of the Loan funded by such consenting Lenders as of the date of such sale plus any and all unpaid interest thereon and other amounts, if any, payable to such consenting Lenders as of the date of such sale under the Loan Documents (and not previously reimbursed to such consenting Lender pursuant to the Loan Documents) (“Consenting Lenders’ Interest”). Any amount payable hereunder by a Lender shall be due on ninety (90) days after the date of the Loan Purchase Offer.

(d)                                 If Lenders are unable to reach an agreement as to any matter or issue requiring Lenders approval hereunder and the consenting Lenders do not make a Loan Purchase Offer to the non-consenting Lender, the non-consenting Lender may notify the consenting Lenders of the non-consenting Lender’s desire to purchase all of the Consenting Lenders’ Interest in accordance with the foregoing paragraph (c). The consenting Lenders shall have until the expiration of the thirtieth (30th) Business Day after receipt of the non-consenting Lender’s notice of its desire to purchase the Consenting Lenders’ Interests to make a Loan Purchase Offer to the non-consenting Lender.  If one or more of the consenting Lenders agree to make a Loan Purchase Offer, such Loan Purchase Offer shall nullify any offer of the non-consenting Lender, it being the intent of the Lenders that the consenting Lenders shall have the first right to purchase the Non-Consenting Lender’s Interests in the Loan. Any consenting Lender may notify Administrative Agent and the other Lenders, in writing, of its desire to make a Loan Purchase Offer (“Offer Notice”) and if no other consenting Lender delivers to Administrative Agent and the other Lenders, within twenty (20) Business Days after receipt by Administrative Agent of the first Offer Notice, an Offer Notice indicating such consenting Lender’s desire to acquire all or any portion of the Non-Consenting Lender’s Interest, the consenting Lender who submitted the Offer Notice may make the Loan Purchase Offer for its own account and such Lender shall be entitled to acquire all of the Non-Consenting Lender’s Interest. If more than one consenting Lender timely delivers to Administrative Agent and the Lenders an Offer Notice indicating its desire to acquire all or any portion of the Non-Consenting Lender’s Interest, then all consenting Lenders who timely delivered an Offer Notice to Administrative Agent and the other Lenders shall make the Loan Purchase Offer and shall be entitled to purchase the Non-Consenting Lender’s Interest in accordance with their Pro Rata Shares (or in such other manner as all Lenders may agree, if not based upon Pro Rata Shares).

6.5                               Notice of Default. Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default, unless Administrative Agent shall have received written notice from a Lender, or Borrower referring to this Agreement, describing such Default that Administrative Agent determines will have a Material Adverse Effect. Administrative Agent will notify Lenders of its receipt of any such notice. Administrative Agent shall take such action with respect to such Default as may be requested by the Required Lenders in accordance with Article 5; provided, however, that unless and until Administrative Agent has received any such request, Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable or in the best interest of Lenders.

6.6                               Credit Decision; Disclosure of Information by Administrative Agent.

(a)                                 Each Lender acknowledges that none of Agent-Related Persons has made any representation or warranty to it, and that no act by Administrative Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of Borrower and Guarantor, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lenders as to any matter, including whether Agent-Related Persons have disclosed material information in their possession.  Each Lender represents to Administrative Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of an investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of Borrower and Guarantor, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to Borrower and Guarantor hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of Borrower and Guarantor.

(b)                                 Administrative Agent upon its receipt shall provide each Lender such notices, reports and other documents expressly required to be furnished to Lenders by Administrative Agent herein. To the extent not already available to a Lender, Administrative Agent shall also provide the Lender and/or make available for the Lender’s inspection during reasonable business hours and at the Lender’s expense, upon the Lender’s written request therefor: (i) copies of the Loan Documents; (ii) such information as is then in Administrative Agent’s possession in respect of the current status of principal and interest payments and accruals in respect of the Loan; (iii) copies of all current financial statements in respect of Borrower, or any Guarantor or other person liable for payment or performance by Borrower of any obligations under the Loan Documents, then in Administrative Agent’s possession with respect to the Loan; and (iv) other current factual information then in Administrative Agent’s possession with respect to the Loan and bearing on the continuing creditworthiness of Borrower or any Guarantor, or any of their respective Affiliates; provided that nothing contained in this Section shall impose any liability upon Administrative Agent for its failure to provide a Lender any of such Loan Documents, information, or financial statements, unless such failure constitutes willful misconduct or gross negligence on Administrative Agent’s part; and provided further that Administrative Agent shall not be obligated to provide any Lender with any information in violation of Law or any contractual restrictions on the disclosure thereof (provided such contractual restrictions shall not apply to distributing to a Lender factual and financial information expressly required to be provided herein). Except as set forth above, Administrative Agent shall not have any duty or responsibility to provide any Lenders with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of Borrower or Guarantor or any of their respective Affiliates which may come into the possession of any of Agent-Related Persons.

6.7                               Indemnification of Administrative Agent. Whether or not the transactions contemplated hereby are consummated, Lenders shall indemnify upon demand each Agent-Related Person (to the extent not reimbursed by or on behalf of Borrower and without limiting the obligation of Borrower to do so), pro rata, and hold harmless each Agent-Related Person from and against any and all Indemnified Liabilities incurred by it, INCLUDING THOSE IN WHOLE OR PART ARISING FROM ADMINISTRATIVE AGENT’S STRICT LIABILITY, OR COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE; provided, however, that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities to the extent determined in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Agent-Related Person’s own gross negligence or willful misconduct; provided, however, that no action taken in accordance with the directions of the Required Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limitation of the foregoing, to the extent that Administrative Agent is not reimbursed by or on behalf of Borrower, each Lender shall reimburse Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including attorney fees) incurred by Administrative Agent as described in Section 7.10. The undertaking in this Section shall survive the payment of all Indebtedness hereunder and the resignation or replacement of Administrative Agent.

6.8                               Administrative Agent in Individual Capacity.  Administrative Agent, in its individual capacity, and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with any party to the Loan Documents and their respective Affiliates as though Administrative Agent were not Administrative Agent hereunder and without notice to or consent of Lenders. Lenders acknowledge that Borrower and Bank of America, N.A. or its Affiliate have entered or may enter into Swap Transactions.  A portion of the Loan may be funded to honor Borrower’s payment obligations under the terms of such Swap Transactions, and Lenders shall have no right to share in any portion of such payments.  Lenders acknowledge that, pursuant to such activities, Bank of America, N.A. or its Affiliates may receive information regarding any party to the Loan Documents, or their respective Affiliates (including information that may be subject to confidentiality obligations in favor of such parties or such parties’ Affiliates) and acknowledge that Administrative Agent shall be under no obligation to provide such information to them.  With respect to its Pro Rata Share of the Loan and Bank of America, N.A. shall have the same rights and powers under this Agreement as any other Lenders and may exercise such rights and powers as though it were not Administrative Agent or party to Swap Transactions, and the terms “Lender” and “Lenders” include Bank of America, N.A. in its individual capacity.

6.9                               Successor Administrative Agent.

(a)                                 Administrative Agent may, and at the request of the Required Lenders as a result of Administrative Agent’s gross negligence or willful misconduct in performing its duties under this Agreement shall, resign as Administrative Agent upon thirty (30) days’ notice to Lenders. If Administrative Agent resigns under this Agreement, the Required Lenders shall appoint from among Lenders a successor administrative agent for Lenders, which successor administrative agent shall be consented to by Borrower at all times other than during the existence of a Default (which consent of Borrower shall not be unreasonably withheld or delayed).  If no successor administrative agent is appointed prior to the effective date of the resignation of Administrative Agent, Administrative Agent may appoint, after consulting with Required Lenders and Borrower, a successor administrative agent from among Lenders.

(b)                                 If Bank of America, N.A., as Lender, sells, assigns, conveys or otherwise transfers its rights, title, interests, or obligations in the Loan, in whole or in part, in accordance with Section 7.5 (the “BOA Sale”), Bank of America, N.A., as Administrative Agent, shall contemporaneously therewith resign as Administrative Agent and appoint Regions Bank as the successor administrative agent for the Lenders under this Agreement.  Regions Bank hereby waives any notice period otherwise required hereunder with respect to such resignation and the resignation will become effective upon closing of the BOA Sale.

(c)                                  Upon the acceptance of its appointment as successor administrative agent hereunder, such successor administrative agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term “Administrative Agent” shall mean such successor administrative agent, and the retiring Administrative Agent’s appointment, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of any other Lender. After any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of this Article and other applicable Sections of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. If no successor administrative agent has accepted appointment as Administrative Agent by the date which is thirty (30) days following a retiring Administrative Agent’s notice of resignation, the retiring Administrative Agent’s resignation shall nevertheless thereupon become effective and Lenders shall perform all of the duties of Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.

6.10                        Releases; Acquisition and Transfers of Collateral.

(a)                                 Lenders hereby irrevocably authorize Administrative Agent to transfer or release any lien on, or after foreclosure or other acquisition of title by Administrative Agent on behalf of Lenders to transfer or sell, any Collateral (i) upon the payment and satisfaction in full of all Indebtedness; (ii) constituting a release, transfer or sale of a lien or property that is permitted under this Agreement or the other Loan Documents (and Administrative Agent may rely conclusively on any such certificate, without further inquiry); or (iii) after foreclosure or other acquisition of title (1) for a purchase price of 90% of the value indicated in the most recent appraisal of the collateral obtained by Administrative Agent made in accordance with regulations governing Administrative Agent, less any reduction indicated in the appraisal estimated by experts in such areas; or (2) if approved by the Required Lenders.

(b)                                 If all or any portion of the Collateral is acquired by foreclosure or by deed in lieu of foreclosure, Administrative Agent shall take title to the collateral in its name or by an Affiliate of Administrative Agent, but for the benefit of all Lenders in their Pro Rata Shares on the date of the foreclosure sale or recordation of the deed in lieu of foreclosure (the “Acquisition Date”). Administrative Agent and all Lenders hereby expressly waive and relinquish any right of partition with respect to any collateral so acquired. After any collateral is acquired, Administrative Agent shall appoint and retain one or more Persons (individually and collectively, “Property Manager”) experienced in the management, leasing, sale and/or dispositions of similar properties. After consulting with the Property Manager, Administrative Agent shall prepare a written plan for completion of construction (if required), operation, management, improvement, maintenance, repair, sale and disposition of the Collateral and a budget for the aforesaid, which may include a reasonable management fee payable to Administrative Agent (the “Business Plan”).  Administrative Agent will deliver the Business Plan not later than the sixtieth (60th) day after the Acquisition Date to each Lender with a written request for approval of the Business Plan.  If the Business Plan is approved by the Required Lenders, Administrative Agent and the Property Manager shall adhere to the Business Plan until a different Business Plan is approved by the Required Lenders. Administrative Agent may propose an amendment to the Business Plan as it deems appropriate, which shall also be subject to Required Lender approval. If the Business Plan (as may be amended) proposed by Administrative Agent is not approved by the Required Lenders, (or if sixty (60) days have elapsed following the Acquisition Date without a Business Plan being proposed by

Administrative Agent), any Lender may propose an alternative Business Plan, which Administrative Agent shall submit to all Lenders for their approval. If an alternative Business Plan is approved by the Required Lenders, Administrative Agent may appoint one of the Lenders to implement the alternative Business Plan. Notwithstanding any other provision of this Agreement, unless in violation of an approved Business Plan or otherwise in an emergency situation, Administrative Agent shall, subject to subsection (a) of this Section, have the right but not the obligation to take any action in connection with the collateral (including those with respect to property taxes, insurance premiums, completion of construction, operation, management, improvement, maintenance, repair, sale and disposition), or any portion thereof.

(c)                                  Upon request by Administrative Agent or Borrower at any time, Lenders will confirm in writing Administrative Agent’s authority to sell, transfer or release any such liens of particular types or items of Collateral pursuant to this Section; provided, however, that (i) Administrative Agent shall not be required to execute any document necessary to evidence such release, transfer or sale on terms that, in Administrative Agent’s opinion, would expose Administrative Agent to liability or create any obligation or entail any consequence other than the transfer, release or sale without recourse, representation or warranty, and (ii) such transfer, release or sale shall not in any manner discharge, affect or impair the obligations of Borrower other than those expressly being released.

6.11                        Application of Payments.  Except as otherwise provided below with respect to Defaulting Lenders, aggregate principal and interest payments, payments for Indemnified Liabilities, and/or foreclosure or sale of the collateral, insurance and condemnation proceeds and other amounts realized upon the exercise by Administrative Agent, on behalf of the Lenders, of the exercise of its remedies under the Loan Documents, including net operating income from the collateral during any period it is owned by Administrative Agent on behalf of the Lenders (“Payments”) shall be apportioned pro rata among Lenders and payments of any fees (other than fees designated for Administrative Agent’s separate account) shall, as applicable, be apportioned pro rata among Lenders. Notwithstanding anything to the contrary in this Agreement, all Payments due and payable to Defaulting Lenders shall be due and payable to and be apportioned pro rata among Administrative Agent and Electing Lenders.  Such apportionment shall be in the proportion that the Defaulting Lender Payment Amounts paid by them bears to the total Defaulting Lender Payment Amounts of such Defaulting Lender.  Such apportionment shall be made until Administrative Agent and Lenders have been paid in full for the Defaulting Lender Payment Amounts.  All pro rata Payments shall be remitted to Administrative Agent and all such payments not constituting payment of specific fees, and all proceeds of the Collateral received by Administrative Agent, shall be applied first, to pay any fees, indemnities, costs, expenses (including those in Section 6.7) and reimbursements then due to Administrative Agent from Borrower; second, to pay any fees, costs; expenses and reimbursements then due to Lenders from Borrower; third, to pay pro rata interest and late charges due in respect of the Indebtedness and Administrative Agent Advances; and last, to Borrower, if required by law, or Lenders in their Pro Rata Share percentages.

6.12                        Benefit.  The terms and conditions of this Article are inserted for the sole benefit of Administrative Agent and Lenders (except for the provision in Section 6.9 requiring

Borrower’s consent); the same (except for the provision in Section 6.9 requiring Borrower’s consent) may be waived in whole or in part, with or without terms or conditions, without prejudicing Administrative Agent’s or Lenders’ rights to later assert them in whole or in part.

6.13                        Co-Agents; Lead Managers. None of the Lenders or other persons identified on the facing page or signature pages of this Agreement as a “syndication agent”, “documentation agent”, “co-agent”, or “lead manager”, shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than, in the case of such lenders, those applicable to all Lenders as such.  Without limiting the foregoing, none of Lenders or other persons so identified as a “syndication agent”, “documentation agent”, “co-agent” or “lead manager” shall have or be deemed to have any fiduciary relationship with any Lenders. Each Lender acknowledges that it has not relied, and will not rely, on any of Lenders or other persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

ARTICLE 7 - GENERAL TERMS AND CONDITIONS

7.1                               Consents; Borrower’s Indemnity. Except where otherwise expressly provided in the Loan Documents, in any instance where the approval, consent or the exercise of Administrative Agent’s or Lenders’ judgment is required, the granting or denial of such approval or consent and the exercise of such judgment shall be (a) within the sole discretion of Administrative Agent or Lenders, as applicable; (b) deemed to have been given only by a specific writing intended for the purpose given and executed by Administrative Agent or Lenders; and (c) free from any limitation or requirement of reasonableness (unless such limitation or requirement is imposed by applicable Law). Notwithstanding any approvals or consents by Administrative Agent or Lenders, neither Administrative Agent nor any Lender has any obligation or responsibility whatsoever for the adequacy, form or content of any appraisal, any contract, any change order, any lease, or any other matter incident to the Property. Any inspection, appraisal or audit of the Property or the books and records of Borrower, or the procuring of documents and financial and other information, by or on behalf of Administrative Agent shall be for Administrative Agent’s and Lenders’ protection only, and shall not constitute an assumption of responsibility to Borrower or anyone else with regard to the condition, value, construction, maintenance or operation of the Property, or relieve Borrower of any of Borrower’s obligations. Neither Administrative Agent nor any Indemnified Party shall be liable or responsible for, and Borrower shall indemnify each Agent-Related Person and each Indemnified Party and their respective Affiliates, directors, officers, agents, attorneys and employees (collectively, the “lndemnitees”) from and against: (a) any Claims, arising from or with respect to (i) the performance or default of Borrower, Borrower’s surveyors, architects, engineers, contractors or any other person engaged by or acting for or under the direction of Borrower or its Affiliates, (ii) in connection with the protection and preservation of the Collateral (including those with respect to property taxes, insurance premiums, completion of construction, operation, management, improvements, maintenance, repair, sale and disposition), (iii) the payment of costs of labor, materials, or services with respect to the Property, or (iv) the performance of any obligation of Borrower whatsoever; (b) any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements (including attorney fees and costs) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way arising out of or with respect to (i) the execution, delivery, enforcement, performance or administration of any

Loan Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby, (ii) any Loan or the use or proposed use of the proceeds therefrom, or (iii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) and regardless of whether any Indemnitee is a party thereto; (c) any and all claims, demands, actions or causes of action arising out of or relating to the use of Information (as defined in Section 7.6) or other materials made available to Administrative Agent or a Lender by Borrower or Guarantor; and (d) any and all liabilities, losses, costs or expenses (including attorney fees and costs) that any Indemnified Party suffers or incurs as a result of the assertion of any foregoing claim, demand, action, cause of action or proceeding, or as a result of the preparation of any defense in connection with any foregoing claim, demand, action, cause of action or proceeding, in all cases, whether or not an Indemnified Party is a party to such claim, demand, action, cause of action or proceeding and whether it is defeated, successful or withdrawn (all the foregoing, collectively, the “Indemnified Liabilities”), INCLUDING IN WHOLE OR PART ANY LOSS ARISING OUT OF AN INDEMNIFIED PARTY’S STRICT LIABILITY, OR COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of any Indemnified Party. Upon demand by Administrative Agent, Borrower shall diligently defend any Claim which affects the Property or is made or commenced against Administrative Agent or any Lender, whether alone or together with Borrower or any other person, all at Borrower’s own cost and expense and by counsel to be approved by Administrative Agent in the exercise of its reasonable judgment. In the alternative, at any time Administrative Agent may elect to conduct its own defense on behalf of itself or any Lender through counsel selected by Administrative Agent and at the cost and expense of Borrower. Nothing, including acceptance of any document or instrument, shall be construed as a representation or warranty, express or implied, to any party by Administrative Agent or Lenders except for representations of Administrative Agent and Lenders expressly made in the Loan Documents. Administrative Agent’s failure to inspect shall not constitute a waiver of any of Administrative Agent’s or Lenders’ rights under the Loan Documents or at Law or in equity.  If Administrative Agent or Lenders inspect and fail to object, then such failure to object shall not constitute an acknowledgment that the Improvements or any of them comply with applicable Law.

7.2          Miscellaneous.  This Agreement may be executed in several counterparts, all of which are identical, and all of which counterparts together shall constitute one and the same instrument.  The Loan Documents are for the sole benefit of Administrative Agent, Lenders and Borrower and are not for the benefit of any third party.  A determination that any provision of this Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Agreement to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons, entities or circumstances. Time shall be of the essence with respect to Borrower’s obligations under the Loan Documents.  This

Agreement, and its validity, enforcement and interpretation, shall be governed by Texas Law (without regard to any conflict of Laws principles) and applicable United States federal Law.

7.3          Notices.

(a)           Modes of Delivery; Changes.  Except as otherwise provided herein, all notices, and other communications required or which any party desires to give under this Agreement or any other Loan Document shall be in writing.  Unless otherwise specifically provided in such other Loan Document, all such notices and other communications shall be deemed sufficiently given or furnished if delivered by personal delivery, by courier, by registered or certified United States mail, postage prepaid, or by facsimile (with, subject to Subsection 7.3(b) below, a confirmatory duplicate copy sent by first class United States mail), addressed to the party to whom directed or by (subject to Subsection 7.3(c) below) electronic mail address to, for the Borrowers, the Debtor Notice Person at the address provided in 5.1(a), or to Administrative Agent or Lenders at the addresses specified for notices on the Schedule of Lenders (unless changed by similar notice in writing given by the particular party whose address is to be changed).  Each Borrower hereby agrees that delivery of any notice to any Borrower in accordance with this Section 7.3 shall be deemed to be effective notice to all Borrowers. Any such notice or communication shall be deemed to have been given and received either at the time of personal delivery or, in the case of courier or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of facsimile, upon receipt; provided, however, that service of a notice required by any applicable statute shall be considered complete when the requirements of that statute are met. Notwithstanding the foregoing, no notice of change of address shall be effective except upon actual receipt. This Section shall not be construed in any way to affect or impair any waiver of notice or demand provided in any Loan Document or to require giving of notice or demand to or upon any person in any situation or for any reason.

(b)           Effectiveness of Facsimile Documents and Signatures.  Loan Documents may be transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually-signed originals and shall be binding on all parties to the Loan Documents.  Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

(c)           Limited Use of Electronic Mail. Electronic mail and internet and intranet websites may be used only to distribute routine communications, such as financial statements and other information, and to distribute Loan Documents for execution by the parties thereto, and may not be used for any other purpose.

(d)           Reliance by Administrative Agent and Lenders. Administrative Agent and Lenders shall be entitled to rely and act upon any notices (including telephonic Loan advance notices) purportedly given by or on behalf of Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient in good faith, varied from any confirmation thereof Borrower shall indemnify each Agent-Related Person and each Lender from all losses, costs, expenses and liabilities resulting from the reliance in good faith by such person on each notice purportedly given by or on behalf of Borrower, INCLUDING IN WHOLE OR PART FOR AN AGENT RELATED PERSON’S OR LENDER’S STRICT LIABILITY, OR COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE, except to the extent of their gross negligence or willful misconduct. All telephonic notices to and other communications with Administrative Agent may be recorded by Administrative Agent, and each of the parties hereto hereby consents to such recording.  If a Lender does not notify or inform Administrative Agent of whether or not it consents to, or approves of or agrees to any matter of any nature whatsoever with respect to which its consent, approval or agreement is required under the express provisions of this Agreement or with respect to which its consent, approval or agreement is otherwise requested by Administrative Agent, in connection with the Loan or any matter pertaining to the Loan, within ten (10) Business Days (or such longer period as may be specified by Administrative Agent) after such consent, approval or agreement is requested by Administrative Agent, the Lender shall be deemed to have given its consent, approval or agreement, as the case may be, with respect to the matter in question.

7.4          Payments Set Aside.  To the extent that any payment by or on behalf of Borrower is made to Administrative Agent or any Lender, or Administrative Agent or any Lender exercises its right of set-off, and such payment or the proceeds of such set-off or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law, to a depository (including Administrative Agent, any Lender or its or their affiliates) for returned items or insufficient collected funds, or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Lender severally agrees to pay to Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect.

7.5          Successors and Assigns.

(a)           The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender, and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (f) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void).  Nothing in this Agreement, expressed or implied, shall be construed to confer upon any person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Indemnified Parties) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)           Any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Pro Rata Share of the Loan at the time owing to it); provided that:

(i)            so long as no Default has occurred and is continuing, and, except in the case of an assignment of the entire remaining amount of the assigning Lender’s Pro Rata Share of the Loan at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund as defined in subsection (h) of this Section with respect to a Lender, the aggregate amount of the Pro Rata Share of the Loan outstanding, subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to Administrative Agent, shall not be less than $5,000,000 unless each of Administrative Agent and, so long as no Default has occurred and is continuing, Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed);

(ii)           each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to its Pro Rata Share of the Loan; and

(iii)          the parties to each assignment shall execute and deliver to Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 plus the cost of any applicable endorsement to the Title Policies or new Title Policies.

Subject to acceptance and recording thereof by Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement arising after the Assignment Assumption becomes effective (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of this Agreement with respect to Borrower’s obligations surviving termination of this Agreement). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.

(c)           Administrative Agent shall maintain at Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of Lenders, and principal amount of each Lender’s Pro Rata Share of the Loan owing to, each Lender pursuant to the terms hereof from time to time (the “Register”).  The entries in the Register shall be conclusive, absent manifest error, and Borrower, Administrative Agent and Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(d)           Any Lender may, without the consent of, but with prior notice to Administrative Agent, sell participations to one or more banks or other entities (a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Pro Rata Share of the Loan owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) Borrower, Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement, and (iv) except to the extent consented to by Administrative Agent in its sole discretion with respect to each participation, any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement.

(e)           A Participant shall not be entitled to receive any greater payment under Sections 1.7, 1.8 or 1.9 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant.

(f)            Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(g)           If the consent of Borrower to an assignment or to an assignee is required hereunder (including a consent to an assignment which does not meet the minimum assignment threshold specified in clause (i) of the provision to the first sentence of subsection (b) above), Borrower shall be deemed to have given its consent five (5) Business Days after the date notice thereof has been delivered by the assigning Lender (through Administrative Agent) unless such consent is expressly refused by Borrower on or before such fifth Business Day.

(h)           As used herein, the following terms have the following meanings:

(i)            “Eligible Assignee” means (a) a Lender; (b) an Affiliate of a Lender; (c) an Approved Fund; and (d) any other person (other than a natural person) approved by Administrative Agent and, unless a Default has occurred and is continuing, Borrower (each such approval not to be unreasonably withheld or delayed).

(ii)           “Fund” means any person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial real estate loans and similar extensions of credit in the ordinary course of its business.

(iii)          “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

7.6          Confidentiality.  Each of Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent requested by any regulatory authority; (c) to the extent required by applicable Laws or by any subpoena or similar legal process; (d) to any other party to this Agreement; (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder; (f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or participant in, or any prospective assignee of or participant in, any of its rights or obligations under this Agreement; (g) with the consent of Borrower; or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to Administrative Agent or any Lender on a nonconfidential basis from a source other than Borrower or Guarantor or their Affiliates.  For the purposes of this Section, “Information” means all information received from Borrower or Guarantor relating to Borrower or Guarantor or their business, other than any such information that is available to Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by Borrower or Guarantor; provided that, in the case of information received from Borrower or Guarantor after the date hereof, such information is clearly identified in writing at the time of delivery as confidential. Any person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such person has exercised the same degree of care to maintain the confidentiality of such Information as such person would accord to its own confidential information. Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry, and service providers to Administrative Agent and the Lenders in connection with the administration and management of this Agreement, the Loan and Loan Documents.

7.7          Set-off. In addition to any rights and remedies of Administrative Agent and Lenders provided by Law, upon the occurrence and during the continuance of any Default, Administrative Agent and each Lender is authorized at any time and from time to time, without prior notice to Borrower or any other party to the Loan Documents, any such notice being waived by Borrower (on its own behalf and on behalf of each party to the Loan Documents to the fullest extent permitted by Law), to set-off and apply any and all deposits, general or special, time or demand, provisional or final, any time owing by Administrative Agent or such Lender hereunder or under any other Loan Document to or for the credit or the account of Borrower against any and all Indebtedness then due and payable under the Loan Documents, irrespective of whether or not Administrative Agent or such Lender shall have made demand under this Agreement or any other Loan Document. Each Lender agrees promptly to notify Borrower and Administrative Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

7.8          Sharing of Payments.  If, other than as expressly provided elsewhere herein, any Lender shall obtain on account of the portions of the Loan advanced by it, any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (a) notify Administrative Agent of such fact, and (b) purchase from the other Lenders such participations in the portions of the Loan made by them as shall be necessary to cause such purchasing Lender to share the excess payment in respect of such portions of the Loan or such participations, as the case may be, pro rata with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender under any of the circumstances described in Section 7.4 (including pursuant to any settlement entered into by the purchasing Lender in its discretion), such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender’s ratable share (according to the proportion of (i) the amount of such paying Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered without further interest thereon. Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by Law, exercise all its rights of payment (including the right of set-off), but subject to Section 7.7 with respect to such participation as fully as if such Lender were the direct creditor of Borrower in the amount of such participation. Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Lenders following any such purchases or repayments.  Each Lender that purchases a participation pursuant to this Section shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased.

7.9          Amendments; Survival.  Administrative Agent and Lenders shall be entitled to amend (whether pursuant to a separate intercreditor agreement or otherwise) any of the terms, conditions or agreements set forth in Article 6 (except Borrower’s right to consent to certain amendments referred to in Section 6.9) or as to any other matter in the Loan Documents respecting payments to Administrative Agent or Lenders or the required number of the Lenders to approve or disapprove any matter or to take or refrain from taking any action, without the consent of Borrower or any other Person or the execution by Borrower or any other Person of any such amendment or intercreditor agreement. Subject to the foregoing, Administrative Agent may amend or waive any provision of this Agreement or any other Loan Document, or consent to any departure by any party to the Loan Documents therefrom which amendment, waiver or consent is intended to be within Administrative Agent’s discretion or determination, or otherwise in Administrative Agent’s reasonable determination shall not have a Material Adverse Effect; provided however, otherwise no such amendment, waiver or consent shall be effective unless in writing, signed by the Required Lenders and Borrower or the applicable party to the Loan Documents, as the case may be, and acknowledged by Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided further, however, no such amendment, waiver or consent shall:

(a)           postpone any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document, without the written consent of each Lender directly affected thereby;

(b)           reduce the principal of, or the rate of interest specified herein on, any portion of the Loan, or any fees or other amounts payable hereunder or under any other Loan Document, without the written consent of each Lender directly affected thereby; provided, however, that Administrative Agent may waive any obligation of Borrower to pay interest at the Past Due Rate and/or late charges for periods of up to thirty (30) days, and only the consent of the Lenders shall be necessary to waive any obligation of Borrower to pay interest at the Past Due Rate or late charges thereafter, or to amend the definition of “Past Due Rate” or “late charges”;

(c)           change the aggregate unpaid principal amount of the Loan which is required for the Lenders or any of them to take any action hereunder, without the written consent of each Lender;

(d)           change the definition of “Pro Rata Share” or “Required Lender” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender;

(e)           amend this Section, or Section 7.8, without the written consent of each Lender;

(f)            release the liability of Borrower or any existing Guarantor without the written consent of each Lender;

(g)           permit the sale, transfer, pledge, mortgage or assignment of any Collateral or any direct or indirect interest in Borrower, except as expressly permitted under the Loan Documents, without the written consent of each Lender; or

(h)           transfer or release any lien on, or after foreclosure or other acquisition of title by Administrative Agent on behalf of the Lenders transfer or sell, any Collateral except as permitted in Section 6.10, without the written consent of each Lender.

and, provided further, that no amendment, waiver or consent shall, unless in writing and signed by Administrative Agent in addition to the Lenders required above, affect the rights or duties of Administrative Agent under this Agreement or any other Loan Document. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder.  This Agreement shall continue in full force and effect until the Indebtedness is paid in full and all of Administrative Agent’s and Lenders’ obligations under this Agreement are terminated; and all representations and warranties and all provisions herein for indemnity of the Indemnified Parties, Administrative Agent and Lenders (and any other provisions herein specified to survive) shall survive payment in full, satisfaction or discharge of the Indebtedness, the resignation or removal of Administrative Agent or replacement of any Lender, and any release or termination of this Agreement or of any other Loan Documents.

7.10        Costs and Expenses. Without limiting any Loan Document and to the extent not prohibited by applicable Laws, Borrower shall pay when due, shall reimburse to Administrative Agent for the benefit of itself and Lenders on demand and shall indemnify (i) Administrative Agent and Lenders from, all out-of-pocket fees, costs, and expenses paid or incurred by Administrative Agent in connection with the negotiation, preparation and execution of this

Agreement and the other Loan Documents (and any amendments, approvals, consents, waivers and releases requested, required, proposed or done from time to time), and (ii) Administrative Agent and Lenders in connection with the disbursement, administration or collection of the Loan or the enforcement of the obligations of Borrower or the exercise of any right or remedy of Administrative Agent, including (a) all fees and expenses of Administrative Agent’s legal counsel; (b) fees and charges of each inspector; (c) appraisal, re-appraisal obtained in accordance with Section 3.6 hereof, and survey costs; (d) title insurance charges and premiums; (e) title search or examination costs, including abstracts, abstractors’ certificates and uniform commercial code searches; (f) judgment and tax lien searches for Borrower and each Guarantor; (g) escrow fees; (h) fees and costs of environmental investigations, site assessments and remediations; (i) recordation taxes, documentary taxes, transfer taxes and mortgage taxes; (j) filing and recording fees; and (k) loan brokerage fees for which Borrower has specifically agreed to pay.  Borrower shall pay all costs and expenses incurred by Administrative Agent, including attorneys’ fees, if the obligations or any part thereof are sought to be collected by or through an attorney at Law, whether or not involving probate, appellate, administrative or bankruptcy proceedings.  Borrower shall pay all costs and expenses of complying with the Loan Documents. Borrower’s obligations under this Section shall survive the delivery of the Loan Documents, the making of advances, the payment in full of the Indebtedness, the release or reconveyance of any of the Loan Documents, the foreclosure of the Deeds of Trust or conveyance in lieu of foreclosure, any bankruptcy or other debtor relief proceeding, and any other event whatsoever (other than an enforceable waiver of Borrower’s obligations under this Section by Administrative Agent).

7.11        Tax Forms.

(a)           Each Lender, and each holder of a participation interest herein, that is not a “United States person” (a “Foreign Lender”) within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended from time to time (“Code”) shall deliver to Administrative Agent and Borrower, prior to receipt of any payment subject to withholding (or upon accepting an assignment or receiving a participation interest herein), two duly signed completed copies of either Form W-8BEN or any successor thereto (relating to such Foreign Lender and entitling it to a complete exemption from withholding on all payments to be made to such Foreign Lender by Borrower pursuant to this Agreement) or Form W-8BEN or any successor thereto (relating to all payments to be made to such Foreign Lender by Borrower pursuant to this Agreement) of the United States Internal Revenue Service or such other evidence satisfactory to Borrower and Administrative Agent that such Foreign Lender is entitled to an exemption from or reduction of, United States withholding tax, including any exemption pursuant to Section 881(c) of the Code. Thereafter and from time to time, each such Foreign Lender shall (A) promptly submit to Administrative Agent and Borrower such additional duly completed and signed copies of one of such forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may then be available under then current United States Laws and regulations to avoid, or such evidence as is satisfactory to Borrower and Administrative Agent of any available exemption from or reduction of, United States withholding taxes in respect of all payments to be made to such Foreign Lender by Borrower pursuant to the Loan Documents, (B) promptly notify Administrative Agent and Borrower of any change in circumstances which would modify or render invalid any claimed exemption or reduction, and (C) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Foreign Lenders, and as may be reasonably necessary (including the re-designation of its lending office, if any) to avoid any requirement of applicable Laws that Borrower make any deduction or withholding for taxes from amounts payable to such Foreign Lender.

(i)            Each Foreign Lender, to the extent it does not act or ceases to act for its own account with respect to any portion of any sums paid or payable to such Lender under any of the Loan Documents (for example, in the case of a typical participation by such Lender), shall deliver to Administrative Agent on the date when such Foreign Lender ceases to act for its own account with respect to any portion of any such sums paid or payable, and at such other times as may be necessary in the determination of Administrative Agent and Borrower (in each case in the reasonable exercise of its discretion), (A) two duly signed completed copies of the forms or statements required to be provided by such Lender as set forth above, to establish the portion of any such sums paid or payable with respect to which such Lender acts for its own account that is not subject to U.S. withholding tax, and (B) two duly signed completed copies of United States Internal Revenue Service Form W-8IMY (or any successor thereto), together with any information such Lender chooses to transmit with such form, and any other certificate or statement of exemption required under the Code, to establish that such Lender is not acting for its own account with respect to a portion of any such sums payable to such Lender.

(ii)           Borrower shall not be required to pay any additional amount to any Foreign Lender under Section 1.9(a) with respect to any Taxes required to be deducted or withheld on the basis of the information, certificates or statements of exemption such Lender transmits with an United States Internal Revenue Service Form W-8IMY pursuant to this this subsection (a) or if such Lender shall have failed to satisfy the foregoing provisions of this subsection (a); provided that if such Lender shall have satisfied the requirement of this subsection (a) on the date such Lender became a Lender or ceased to act for its own account with respect to any payment under any of the Loan Documents, nothing in this subsection (a) shall relieve Borrower of its obligation to pay any amounts pursuant to section 1.9 in the event that, as a result of any change in any applicable law, treaty or governmental rule, regulation or order, or any change in the interpretation, administration or application thereof, such Lender is no longer properly entitled to deliver forms, certificates or other evidence at a subsequent date establishing the fact that such Lender or other Person for the account of which such Lender receives any sums payable under any of the Loan Documents is not subject to withholding or is subject to withholding at a reduced rate.

(iii)          Administrative Agent may, without reduction, withhold any Taxes required to be deducted and withheld from any payment under any of the Loan Documents with respect to which Borrower is not required to pay additional amounts under this subsection (a).

(b)           Upon the request of Administrative Agent or Borrower, each Lender that is a “United States person” within the meaning of Section 7701(a)(30) of the Code shall deliver to

Administrative Agent and Borrower two duly signed completed copies of United States Internal Revenue Service Form W-9.  If such Lender fails to deliver such forms, then Administrative Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable back-up withholding tax imposed by the Code, without reduction.

(c)           If any Tribunal asserts that Administrative Agent did not properly withhold or backup withhold, as the case may be, any tax or other amount from payments made to or for the account of any Lender, such Lender shall indemnify Administrative Agent therefor, including all penalties and interest and costs and expenses (including attorney fees) of Administrative Agent.  If any Tribunal asserts that Borrower did not properly withhold or backup withhold, as the case may be, any tax or other amount from payments made to or for the account of any Lender as a result of such Lender’s failure to timely deliver to Borrower the applicable documents contemplated in this Section 7.11, such Lender shall indemnify Borrower therefor, including all penalties and interest and costs and expenses (including attorney fees) of Borrower. The obligation of Lenders under this subsection shall survive the removal or replacement of a Lender, the payment of all Indebtedness and the resignation or replacement of Administrative Agent.

7.12        Further Assurances.  Borrower will, upon Administrative Agent’s request, (a) promptly correct any defect, error or omission in any Loan Document; (b) execute, acknowledge, deliver, procure, record or file such further instruments and do such further acts as Administrative Agent, in its good faith business judgment, deems necessary, desirable or proper to carry out the purposes of the Loan Documents and to identify and subject to the liens and security interest of the Loan Documents any property intended to be covered thereby, including any renewals, additions, substitutions, replacements, or appurtenances to the Property; (c) execute, acknowledge, deliver, procure, file or record any document or instrument Administrative Agent, in its good faith business judgment, deems necessary, desirable, or proper to protect the liens or the security interest under the necessary, desirable or proper by Administrative Agent, in its good faith business judgment, to comply with the requirements of any agency having jurisdiction over Administrative Agent. In addition, at any time, and from time to time, upon request by Administrative Agent or any Lender, Borrower will, at Borrower’s expense, provide any and all further instruments, certificates and other documents as may, in the opinion of Administrative Agent or such Lender, in its good faith business judgment, be necessary or desirable in order to verify Borrower’s identity and background in a manner satisfactory to Administrative Agent or such Lender.

7.13        Inducement to Lenders. The representations, warranties, covenant and agreements contained in this Agreement and the other Loan Documents (a) are made to induce Lenders to make the Loan and extend any other credit to or for the account of Borrower pursuant hereto, and Administrative Agent and Lenders are relying thereon, and will continue to rely thereon, and (b) shall survive any bankruptcy proceedings involving Borrower, Guarantor or the Property, foreclosure, or conveyance in lieu of foreclosure; provided, however, clause (b) preceding shall not be construed to require Borrower to perform such covenants and agreements after bankruptcy, foreclosure or deed in lieu of foreclosure except for indemnity and payment obligations that relate to liabilities arising prior to such bankruptcy, foreclosure or deed in lieu of foreclosure and interest accruing thereon thereafter.

7.14        Forum. Each Party to this Agreement hereby irrevocably submits generally and unconditionally for itself and in respect of its property to the jurisdiction of any state court, or any United States federal court, sitting in the State specified in Section 7.2 of this Agreement and to the jurisdiction of any state court or any United States federal court, sitting in the state in which any of the Property is located, over any suit, action or proceeding arising out of or relating to this Agreement or the Indebtedness. Each Party to this Agreement hereby irrevocably waives, to the fullest extent permitted by Law, any objection that they may now or hereafter have to the laying of venue in any such court and any claim that any such court is an inconvenient forum. Each Party to this Agreement hereby agrees and consents that, in addition to any methods of service of process provided for under applicable Law, all service of process in any such suit, action or proceeding in any state court, or any United States federal court, sitting in the state specified in Section 7.2 may be made by certified or registered mail, return receipt requested, directed to such party at its address for notice stated in the Loan Documents, or at a subsequent address of which Administrative Agent received actual notice from such party in accordance with the Loan Documents, and service so made shall be complete five (5) days after the same shall have been so mailed. Nothing herein shall affect the right of Administrative Agent to serve process in any manner permitted by Law or limit the right of Administrative Agent to bring proceedings against any party in any other court or jurisdiction.

7.15        Interpretation.  References to “Dollars,” “$,” “money,” “payments” or other similar financial or monetary terms are references to lawful money of the United States of America. References to Articles, Sections, and Exhibits are, unless specified otherwise, references to articles, sections and exhibits of this Agreement. Words of any gender shall include each other gender. Words in the singular shall include the plural and words in the plural shall include the singular. References to Borrower or Guarantor shall mean, each person comprising same, jointly and severally. References to “persons” shall include both natural persons and any legal entities, including public or governmental bodies, agencies or instrumentalities.  The words “include” and “including” shall be interpreted as if followed by the words “without limitation”. Captions and headings in the Loan Documents are for convenience only and shall not affect the construction of the Loan Documents.

7.16        No Partnership, etc. The relationship between Lenders (including Administrative Agent) and Borrower is solely that of lender and borrower. Neither Administrative Agent nor any Lender has any fiduciary or other special relationship with or duty to Borrower and none is created by the Loan Documents.  Nothing contained in the Loan Documents, and no action taken or omitted pursuant to the Loan Documents, is intended or shall be construed to create any partnership, joint venture, association, or special relationship between Borrower and Administrative Agent or any Lender. In no event shall Administrative Agent’s or Lenders’ rights and interests under the Loan Documents be construed to give the Administrative Agent or any Lender the right to control, or be deemed to indicate that the Administrative Agent or any Lender is in control of, the business, properties, management or operations of Borrower.

7.17        Records. The unpaid amount of the Loan and the amount of any other credit extended by Administrative Agent or Lenders to or for the account of Borrower set forth on the books and records of Administrative Agent shall be prima facie evidence of the amount thereof owing and unpaid, but failure to record any such amount on Administrative Agent’s books and records shall not limit or affect the obligations of Borrower under the Loan Documents to make payments on the Loan when due.

7.18        Commercial Purpose. Borrower warrants that the Loan is being made solely to acquire or carry on a business or commercial enterprise, and/or Borrower is a business or commercial organization. Borrower further warrants that all of the proceeds of this Loan shall be used for commercial purposes and stipulates that the Loan shall be construed for all purposes as a commercial loan, and is made for other than personal, family, household or agricultural purposes.

7.19        Service of Process. Borrower hereby consents to process being served in any suit, action, or proceeding instituted in connection with the Loan by (a) the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to Borrower and (b) serving a copy thereof to 15601 Dallas Parkway, Suite 600, Addison, Texas 75001 Attention: Michael O’Hanlon, the agent hereby designated and appointed by Borrower as Borrower’s agent for service of process. Borrower irrevocably agrees that such service shall be deemed to be service of process upon Borrower in any such suit, action, or proceeding. Nothing in any other Loan Document shall affect the right of Administrative Agent to serve process in any manner otherwise permitted by Law and nothing in any other Loan Document will limit the right of Administrative Agent on behalf of the Lenders otherwise to bring proceedings against Borrower in the courts of any jurisdiction or jurisdictions.

7.20        USA Patriot Act Notice. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L.  107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies each Borrower, which information includes the name and address of each Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify each Borrower in accordance with the Patriot Act.

7.21        Effectiveness of Certain Loan Documents.  Each of the terms and provisions of the Environmental Indemnity Agreement and the Security Agreement are hereby ratified and confirmed and shall remain in full force and effect; provided, however, that any reference in the Environmental Indemnity Agreement or the Security Agreement to the Loan, the amount constituting the Loan, any defined terms, or to any of the other Loan Documents shall be deemed, from and after the date hereof, to refer to the Loan, the amount constituting the Loan, defined terms and to such other Loan Documents, as modified hereby.

7.22        Entire Agreement. The Loan Documents constitute the entire understanding and agreement between Borrower, Administrative Agent and Lenders with respect to the transactions arising in connection with the Loan, and supersede all prior written or oral understandings and agreements between Borrowers, Administrative Agent and Lenders with respect to the matters addressed in the Loan Documents.  In particular, and without limitation, the terms of any commitment letter, letter of intent or quote letter by Administrative Agent or any Lender to make the Loan are merged into the Loan Documents.  Neither Administrative Agent nor any Lender has made any commitments to extend the term of the Loan past its stated maturity date or to provide Borrower with financing except as set forth in the Loan Documents. Except as incorporated in writing into the Loan Documents, there are not, and were not, and no persons are or were authorized by Administrative Agent or any Lender to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the matters addressed in the Loan Documents.  Notwithstanding any provision in the Loan Documents to the contrary, in the event of any conflict between the terms of the Loan Documents, the Plan or the Order, the following shall control in the following order: the Plan, then the Loan Documents, then the Order.

7.23        Dispute Resolution.

(a)           Arbitration. Except to the extent expressly provided below, any Dispute shall, upon the request of any party, be determined by binding arbitration in accordance with the Federal Arbitration Act, Title 9, United States Code (or if not applicable, the applicable state law), the then current rules for arbitration of financial services disputes of AAA and the “Special Rules” set forth below. In the event of any inconsistency, the Special Rules shall control. The filing of a court action is not intended to constitute a waiver of the right of Borrower, Administrative Agent or any Lender, including the suing party, thereafter to require submittal of the Dispute to arbitration. Any party to this Agreement may bring an action, including a summary or expedited proceeding, to compel arbitration of any Dispute in any court having jurisdiction over such action. For the purposes of this Dispute Resolution Section only, the terms “party” and “parties” shall include any parent corporation, subsidiary or affiliate of Administrative Agent involved in the servicing, management or administration of any obligation described in or evidenced by this Agreement, together with the officers, employees, successors and assigns of each of the foregoing.

(b)           Special Rules.

(i)            The arbitration shall be conducted in the City of Dallas, Texas.

(ii)           The arbitration shall be administered by AAA, who will appoint an arbitrator. If AAA is unwilling or unable to administer or legally precluded from administering the arbitration, or if AAA is unwilling or unable to enforce or legally precluded from enforcing any and all provisions of this Dispute Resolution Section, then any party to this Agreement may substitute, without the necessity of the agreement or consent of the other party or parties, another arbitration organization that has similar procedures to AAA but that will observe and enforce any and all provisions of this Dispute Resolution Section.  All Disputes shall be determined by one arbitrator; however, if the amount in controversy in a Dispute exceeds Five Million Dollars ($5,000,000), upon the request of any party, the Dispute shall be decided by three arbitrators (for purposes of this Agreement, referred to collectively as the “arbitrator”).

(iii)          All arbitration hearings will be commenced within ninety (90) days of the demand for arbitration and completed within ninety (90) days from the date of commencement; provided, however, that upon a showing of good cause, the arbitrator shall be permitted to extend the commencement of such hearing for up to an additional sixty (60) days.

(iv)          The judgment and the award, if any, of the arbitrator shall be issued within thirty (30) days of the close of the hearing. The arbitrator shall provide a concise written statement setting forth the reasons for the judgment and for the award, if any. The arbitration award, if any, may be submitted to any court having jurisdiction to be confirmed and enforced, and such confirmation and enforcement shall not be subject to arbitration.

(v)           The arbitrator will give effect to statutes of limitation and any waivers thereof in determining the disposition of any Dispute and may dismiss one or more claims in the arbitration on the basis that such claim or claims is or are barred. For purposes of the application of the statute of limitations, the service on AAA under applicable AAA rules of a notice of Dispute is the equivalent of the filing of a lawsuit.

(vi)          Any dispute concerning this Dispute Resolution Section, including any such dispute as to the validity or enforceability of this Dispute Resolution Section or whether a Dispute is arbitrable, shall be determined by the arbitrator; provided, however, that the arbitrator shall not be permitted to vary the express provisions of these Special Rules or the Reservations of Rights in subsection (c) below.

(vii)         The arbitrator shall have the power to award legal fees and costs pursuant to the terms of this Agreement.

(viii)        The arbitration will take place on an individual basis without reference to, resort to, or consideration of any form of class or class action.

(c)           Reservations of Rights. Nothing in this Agreement shall be deemed to (i) limit the applicability of any otherwise applicable statutes of limitation and any waivers contained in this Agreement or any other Loan Document, or (ii) apply to or limit the right of Administrative Agent or any Lender (A) to exercise self-help remedies such as (but not limited to) setoff, or (B) to foreclose judicially or nonjudicially against any real or personal property collateral, or to exercise judicial or nonjudicial power of sale rights, (C) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief, writ of possession, prejudgment attachment, or the appointment of a receiver, or (D) to pursue rights against a party to this Agreement in a third-party proceeding in any action brought against Administrative Agent or any Lender in a state, federal or international court, tribunal or hearing body (including actions in specialty courts, such as bankruptcy and patent courts). Subject to the terms of this Agreement, Administrative Agent and any Lender may exercise the rights set forth in clauses (A) through (D), inclusive, before, during or after the pendency of any arbitration proceeding brought pursuant to this Agreement.  Neither the exercise of self-help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in any such action, to arbitrate the merits of the Dispute occasioning resort to such remedies. No provision in the Loan Documents regarding submission to jurisdiction and/or venue in any court is intended or shall be construed to be in derogation of the provisions in any Loan Document for arbitration of any Dispute.

(d)           Conflicting Provisions for Dispute Resolution. If there is any conflict between the terms, conditions and provisions of this Section and those of any other provision or agreement for arbitration or dispute resolution, the terms, conditions and provisions of this Section shall prevail as to any Dispute arising out of or relating to (i) this Agreement, (ii) any other Loan Document, (iii) any related agreements or instruments, or (iv) the transaction contemplated herein or therein (including any claim based on or arising from an alleged personal injury or business tort). In any other situation, if the resolution of a given Dispute is specifically governed by another provision or agreement for arbitration or dispute resolution, the other provision or agreement shall prevail with respect to said Dispute.

(e)           Jury Trial Waiver in Arbitration. By agreeing to this Section, the parties to this Agreement irrevocably and voluntarily waive any right they may have to a trial by jury in respect of any Dispute.

7.24        WAIVER OF JURY TRIAL.  WITHOUT INTENDING IN ANY WAY TO LIMIT THE PARTIES’ AGREEMENT TO ARBITRATE ANY “DISPUTE” (FOR PURPOSES OF THIS SECTION, AS DEFINED ABOVE) AS SET FORTH IN THIS AGREEMENT, TO THE EXTENT ANY “DISPUTE” IS NOT SUBMITTED TO ARBITRATION OR IS DEEMED BY THE ARBITRATOR OR BY ANY COURT WITH JURISDICTION TO BE NOT ARBITRABLE OR NOT REQUIRED TO BE ARBITRATED, THE PARTIES HERETO WAIVE TRIAL BY JURY IN RESPECT OF ANY SUCH “DISPUTE” AND ANY ACTION ON SUCH “DISPUTE.” THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE PARTIES HERETO, AND THE PARTIES HERETO HEREBY REPRESENT THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY PERSON OR ENTITY ACTING BY OR ON BEHALF OF ADMINISTRATIVE AGENT OR ANY LENDER TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT. THE PARTIES HERETO ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER OF JURY TRIAL. EACH PARTY HERETO FURTHER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

7.25        RELEASE.

(A)          BORROWERS REPRESENT AND WARRANT THAT BORROWERS DO NOT HAVE ANY SETOFF, RECOUPMENT, COUNTERCLAIM, DEFENSE, CROSS-COMPLAINT, CLAIM, DEMAND OR OTHER CAUSE OF ACTION OF ANY NATURE WHATSOEVER (COLLECTIVELY, “COUNTERCLAIMS”) AGAINST, ADMINISTRATIVE AGENT OR LENDERS WHICH ARISE OUT OF THE TRANSACTIONS EVIDENCED BY THE LOAN DOCUMENTS, THE GUARANTY AGREEMENTS, OR ANY TRANSACTION WITH ADMINISTRATIVE AGENT OR LENDERS, OR WHICH RELATE TO THE COLLATERAL, OR WHICH COULD BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF BORROWERS’ LIABILITY TO REPAY THE INDEBTEDNESS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM

ADMINISTRATIVE AGENT OR LENDERS, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHANGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS OR GUARANTY AGREEMENTS, THE NEGOTIATION FOR AND EXECUTION OF THIS AGREEMENT, AND ANY SETTLEMENT NEGOTIATIONS.  TO THE EXTENT THAT ANY COUNTERCLAIMS MAY EXIST, WHETHER KNOWN OR UNKNOWN, ALL SUCH COUNTERCLAIMS ARE WAIVED AND HEREBY RELEASED BY BORROWERS;

(B)          BORROWERS, ON BEHALF OF THEMSELVES, AND THEIR SUCCESSORS, AGENTS, ATTORNEYS, OFFICERS, DIRECTORS, MEMBERS, ASSIGNS AND PERSONNEL AND LEGAL REPRESENTATIVES, DO HEREBY RELEASE, REMISE, ACQUIT AND FOREVER DISCHARGE ADMINISTRATIVE AGENT, LENDERS, AND THEIR EMPLOYEES, AGENTS, REPRESENTATIVES, CONSULTANTS, ATTORNEYS, FIDUCIARIES, SERVANTS, OFFICERS, DIRECTORS, PARTNERS, PREDECESSORS, SUCCESSORS AND ASSIGNS, SUBSIDIARY CORPORATIONS, PARENT CORPORATIONS, AND RELATED CORPORATE DIVISIONS (ALL OF THE FOREGOING HEREINAFTER CALLED THE “RELEASED PARTIES”), FROM ANY AND ALL ACTIONS AND CAUSES OF ACTION, JUDGMENTS, EXECUTIONS, SUITS, DEBTS, CLAIMS, DEMANDS, LIABILITIES, OBLIGATIONS, DAMAGES AND EXPENSES OF ANY AND EVERY CHARACTER, KNOWN OR UNKNOWN, DIRECT AND/OR INDIRECT, AT LAW OR IN EQUITY, OF WHATSOEVER KIND OR NATURE, WHETHER HERETOFORE OR HEREAFTER ARISING, FOR OR BECAUSE OF ANY MATTER OR THINGS DONE, OMITTED OR SUFFERED TO BE DONE BY ANY OF THE RELEASED PARTIES PRIOR TO THE DATE OF EXECUTION HEREOF, AND IN ANY WAY DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY CONNECTED TO, AND ANY AND ALL DEALINGS BETWEEN THE ADMINISTRATIVE AGENT, LENDERS AND BORROWERS RELATED TO, THIS AGREEMENT, THE LOAN DOCUMENTS, THE GUARANTY AGREEMENTS, THE LOANS, THE NOTES, OR THE COLLATERAL, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS OR OTHERWISE, INCLUDING BUT NOT LIMITED TO, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS, OR THE GUARANTY AGREEMENTS, THE NEGOTIATION FOR AND EXECUTION OF THIS AGREEMENT, OR ANY SETTLEMENT NEGOTIATIONS (ALL OF THE FOREGOING HEREINAFTER CALLED THE “RELEASED MATTERS”); AND BORROWERS HEREBY COVENANT AND AGREE NEVER TO INSTITUTE ANY ACTION OR SUIT AT LAW OR IN EQUITY, NOR INSTITUTE, PROSECUTE, OR IN ANY WAY AID IN THE INSTITUTION OR PROSECUTION OF, ANY CLAIM, ACTION OR CAUSE OF ACTION, RIGHTS TO RECOVER DEBTS OR DEMANDS OF ANY NATURE AGAINST ANY OF THE RELEASED PARTIES ARISING OUT OF OR RELATED TO THE RELEASED MATTERS AND/OR ADMINISTRATIVE AGENT OR LENDERS’ ACTIONS, OMISSIONS, STATEMENTS, REQUESTS OR DEMANDS PRIOR TO THE DATE HEREOF IN ADMINISTERING, ENFORCING, MONITORING, COLLECTING OR ATTEMPTING

TO COLLECT THE INDEBTEDNESS AND OTHER OBLIGATIONS OF BORROWERS UNDER THE LOAN DOCUMENTS;

(C)          BORROWERS ACKNOWLEDGE THAT THE AGREEMENTS IN THIS PARAGRAPH ARE INTENDED TO BE IN FULL SATISFACTION OF ALL OR ANY ALLEGED INJURIES OR DAMAGES TO BORROWERS AND THEIR SUCCESSORS, AGENTS, ATTORNEYS, OFFICERS, DIRECTORS, ASSIGNS AND PERSONAL AND LEGAL REPRESENTATIVES ARISING IN CONNECTION WITH THE RELEASED MATTERS;

(D)          BORROWERS REPRESENT AND WARRANT TO LENDER THAT THEY HAVE NOT PURPORTED TO TRANSFER, ASSIGN OR OTHERWISE CONVEY ANY RIGHT, TITLE OR INTEREST OF BORROWERS IN ANY RELEASED MATTER TO ANY OTHER PERSON AND THAT THE FOREGOING CONSTITUTES A FULL AND COMPLETE RELEASE OF BORROWERS’ CLAIMS, IF ANY, WITH RESPECT TO ALL RELEASED MATTERS; AND

(E)           THE PROVISIONS OF THIS SECTION 7.24(E) AND THE REPRESENTATIONS, WARRANTIES, RELEASES, WAIVERS, REMISES, ACQUITTANCES, DISCHARGES, COVENANTS, AGREEMENTS AND INDEMNIFICATIONS CONTAINED HEREIN (A) CONSTITUTE A MATERIAL CONSIDERATION FOR AND INDUCEMENT TO ADMINISTRATIVE AGENT AND LENDERS ENTERING INTO THIS AGREEMENT, (B) DO NOT CONSTITUTE AN ADMISSION OF OR BASIS FOR ESTABLISHING ANY DUTY, OBLIGATION OR LIABILITY OF ADMINISTRATIVE AGENT OR LENDERS TO BORROWERS, GUARANTORS, OR ANY OTHER PERSON, AND (C) SHALL NOT BE USED AS EVIDENCE AGAINST ADMINISTRATIVE AGENT OR LENDERS BY BORROWERS, GUARANTORS OR ANY OTHER PERSON FOR ANY PURPOSE.

THIS CONTRACT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES TO THIS AGREEMENT.

THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES TO THIS AGREEMENT.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES TO THIS AGREEMENT.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

EXECUTED and DELIVERED under seal as of the date first set forth above.

Address for Notices for all Borrowers:	BORROWERS:

c/o Behringer Harvard Funds	BHFS I, LLC, a Delaware limited liability company
15601 Dallas Parkway, Suite 600
Addison, Texas 75001
Attention: Gerald J. Reihsen, III	By:
Telephone: (214) 655-1600	Name:	Michael O’Hanlon
Telecopier: (214) 655-1610	Title:	President and Chief Executive Officer

BHFS II, LLC, a Delaware limited liability company

By:
	Name:	Michael O’Hanlon
	Title:	President and Chief Executive Officer

BHFS III, LLC, a Delaware limited liability company

By:
	Name:	Michael O’Hanlon
	Title:	President and Chief Executive Officer

BHFS IV, LLC, a Delaware limited liability company

By:
	Name:	Michael O’Hanlon
	Title:	President and Chief Executive Officer

BHFS THEATER, LLC, a Delaware limited liability company

By:
	Name:	Michael O’Hanlon
	Title:	President and Chief Executive Officer

BEHRINGER HARVARD FRISCO SQUARE LP,
a Delaware limited partnership

By:	BP-FS GP, LLC,
a Delaware limited liability company, its general partner

By:
Michael J. O’Hanlon, President and Chief Executive Officer

ADMINISTRATIVE AGENT and LENDER:

BANK OF AMERICA, N.A., individually as
Administrative Agent and Lender

By:
Michael E. Olson, Senior Vice President

LENDER:

REGIONS BANK, an Alabama state banking corporation, as Lender

By:
B. Lynn Johnston, Senior Vice President

EXHIBIT “A”

LEGAL DESCRIPTION OF ORIGINAL COLLATERAL

TRACT 1:

(OWNED BY BHFS I, LLC; LAND TRANCHE COLLATERAL):

BEING a tract of land situated in the W.B. Watkins Survey Abstract No. 1004, in the City of Frisco, Collin County, Texas; said tract being part of land conveyed to Frisco Square Ltd. as recorded in Collin County Clerk’s File No. 2005-004994 Deed Records Collin County, Texas (DRCCT); and being more particularly described as follows:

BEGINNING at a 1/2” iron rod found for corner at the north end of a corner clip at the intersection of the east line of Dallas North Tollway (a 310 ft. right-of-way) with the south line of Main Street (a variable width right-of-way as recorded in Collin County Clerk’s File No. 2005-0071194 DRCCT;

THENCE North 86°07’47” East, along the south line of said Main Street, for a distance of 39.33 feet to a 1/2” iron rod for corner on the south line of a 24 ft. wide strip of land conveyed to the City of Frisco as recorded in Collin County Clerk’s File No. 2000-0081361 DRCCT;

THENCE along the south line of said City of Frisco tract with a circular curve to the left having a central angle of 02°34’14”, a radius of 5,793.61 feet, a tangent length of 129.98 feet, and a chord of North 87°01’27” East 259.90 feet, for an arc distance of 259.92 feet to a 1/2” iron rod found at said curve’s point of tangency;

THENCE North 85°44’20” East, continuing along said south line, for a distance of 8.48 feet to a 1/2” iron rod found for corner;

THENCE North 86°07’47” East, continuing along said south line, continuing along said south line for a distance of 776.11 ft. to a l/2” iron rod found for corner on the west line of Lot 81-10 of Frisco Square Phase 2 as conveyed to the City of Frisco and recorded in Cabinet P, Page 724 DRCCT;

THENCE South 03°52’13” East, departing said south line and along the west line of said City of Frisco tract, for a distance of 99.38 ft. to a 1/2” iron rod found for corner;

THENCE South 83°23’44” West, along a north line of said Frisco tract, for a distance of 184.15 ft. to a 112” iron rod found for corner;

THENCE South 06°36’16” East, along a west line of said Frisco tract, for a distance of 67.00 ft. to a 1/2” iron rod found for corner;

THENCE South 83°23’44” West, along a north line of said Frisco tract, for a distance of 105.76 ft. to a 1/2” iron rod found for corner;

THENCE South 06°36’16” East, along a west line of said Frisco tract, for a distance of 246.50 ft. to a 1/2” iron rod found for corner;

1

THENCE North 83°23’44” East, along a south line of said Frisco tract, for a distance of 57.76 ft. to a 1/2” iron rod found for corner;

THENCE South 06°36’16” East, along a west line of said Frisco tract, for a distance of 111.50 ft. to a 1/2” iron rod found for corner;

THENCE North 83°23’44” East, along a south line of said Frisco tract, for a distance of 62.41 ft. to a 1/2” iron rod found for corner at the northwest corner of future Lot B1-8 per deed to Frisco Square Properties, Ltd. as recorded in Collin County Clerk’s File No. 2003-0213220 DRCCT;

THENCE South 06°36’16” East, along the west line of said future Lot B1-8, for a distance of 87.25 ft. to a 1/2” iron rod found for corner;

THENCE South 83°23’44” West, continuing along said west line, for a distance of 25.33 ft. to a 1/2” iron rod found for corner;

THENCE South 06°36’16” East, continuing along said west line, for a distance of 81.75 ft. to a 1/2” iron rod found for corner on the north line of Frisco Square Blvd. (recorded as W. Main St.) per the Conveyance Plat recorded in Cabinet N, Page 690 DRCCT;

THENCE South 83°23’44” West, along said north line, for a distance of 902.58 ft. to a 1/2” iron rod found for corner at the southeast end of a corner clip at the intersection of said north line with the east line of said Dallas North Tollway;

THENCE North 51°36’16” West, along said corner clip, for a distance of 28.28 ft. to a 1/2” iron rod found for corner on the east line of said Dallas North Tollway and at the northwest end of said corner clip;

THENCE North 06°36’16” West, along said east line, for a distance of 689.45 to a 1/2” iron rod found for corner;

THENCE North 38°46’11” East, along the corner clip at the intersection of said east line with the south line of said Main Street, for a distance of 56.24 feet to the POINT OF BEGINNING and containing 15.2490 acres of land.

TRACT 2:

(OWNED BY BHFS I, LLC; LAND TRANCHE COLLATERAL):

BEING a tract of land situated in the W.B. Watkins Survey Abstract No. 1004, in the City of Frisco, Collin County, Texas; said tract being part of land conveyed to Frisco Square Land, Ltd.  as recorded in Collin County Clerk’s (C.C.) File No. 2005-004994 Deed Records Collin County, Texas (DRCCT); and being more particularly described as follows:

BEGINNING at a 1/2” iron rod found for corner at the north end of a corner clip at the intersection of the east line of Dallas North Tollway (a 310 ft. right-of-way) with the south line of Frisco Square Blvd. (recorded as W. Main St.) (a 73 ft. right-of-way) per the Conveyance Plat recorded in Cabinet N Page 690 DRCCT;

2

THENCE North 83°23’44” East, along said south line, for a distance of 978.97 ft. to a 1/2” iron rod found for corner;

THENCE North 06°36’16” West, continuing along said south line, for a distance of 12.00 ft. to a 1/2” iron rod found for corner;

THENCE North 83°23’44” East, continuing along said south line, for a distance of 30.00 ft. to a 1/2” iron rod found for corner at the intersection of said south line with the west line of Church Street (a 121 ft. right-of-way) as recorded in Cabinet N Page 690 DRCCT;

THENCE South 06°36’16” East, along said west line, for a distance of 539.00 ft. to a 1/2” iron rod found for corner at the intersection of said west line with the north line of Page Street (a 67 ft. right-of-way) as recorded in Cabinet N Page 690 DRCCT and in C.C. No. 2006-955330 DRCCT;

THENCE South 83°23’44” West, along the said north line of Page Street, for a distance of 1,008.97 ft. to an aluminum disk found for corner at the south end of a corner clip at the intersection of said north line with the east line of said Dallas North Tollway;

THENCE North 51°36’16” West, along said corner clip, for a distance of 28.28 ft. to a 1/2” iron rod found for corner on the east line of said Dallas North Tollway;

THENCE North 06°36’16” West, along said east line, for a distance of 487.00 ft. to a 1/2” iron rod found for corner at the southwest end of a corner clip at the intersection of said east line with the south line of said Frisco Square Blvd.;

THENCE North 38°23’44” East, along said corner clip, for a distance of 28.28 ft. to the POINT OF BEGINNING and containing 12.4478 acres of land SAVE AND EXCEPT THE FOLLOWING DESCRIBED TRACT:

SAVE AND EXCEPT FROM TRACT 2:

BEING a tract of land situated in the W.B. Watkins Survey Abstract No. 1004, in the City of Frisco, Collin County, Texas; said tract being part of land conveyed to Frisco Square Land, Ltd.  as recorded in Collin County Clerk’s (C.C.) File No. 2005-004994 Deed Records Collin County, Texas (DRCCT); and being more particularly described as follows:

BEGINNING at a 1/2” iron rod found for corner at the north end of a corner clip at the intersection of the east line of Dallas North Tollway, with the north line of Page Street (a 67 ft. right-of-way) as recorded in Cabinet N Page 690 DRCCT and in C.C. No. 2006-955330 DRCCT;

THENCE North 06°36’16”, along said east line, for a distance of 171.00 ft. to a point for corner;

THENCE North 83°23’44” East, departing said east line, for a distance of 220.50 ft. to a point for corner;

3

THENCE South 06°36’16” East, for a distance of 191.00 ft. to a point for corner on the north line of said Page Street;

THENCE South 83°23’44” West, along said north line, for a distance of 200.50 ft. to a 1/2” iron rod found for corner at the south end of a corner clip at the intersection of said north line with the east line of said Dallas North Tollway;

THENCE North 51°36’16” West, along said corner clip, for a distance of 28.28 ft. to the POINT OF BEGINNING and containing 0.9622 acres of land.

And FURTHER SAVE AND EXCEPT that 0.1409 acre tract of land conveyed to Frisco Square Land, Ltd. by deed recorded under Clerk’s File No. 20071101001490050, Land Records, Collin County, Texas.

Now known as Lot 1, Block E, Frisco Square, an addition to the City of Frisco, Collin County, Texas, according to the plat thereof recorded in Volume 2007, Page 517, Map Records, Collin County, Texas.

TRACT 3

(OWNED BY BHFS I, LLC; LAND TRANCHE COLLATERAL):

BEING a tract of land situated in the W.B. Watkins Survey Abstract No. 1004, in the City of Frisco, Collin County, Texas; said tract being part of a tract conveyed to Frisco Square Land, Ltd., as recorded in Collin County Clerk’s (C.C.) File No. 2005-004994 Deed Records Collin County, Texas (DRCCT), and being more particularly described as follows:

BEGINNING at a l/2” iron rod found for corner at the intersection of the south line of a 24 ft. wide strip of land conveyed to the City of Frisco as recorded in Collin County Clerk’s File No. 2000- 081361 DRCCT with the east line of Lot F1-9 of Frisco Square Phase 2 as recorded in Cabinet P, Page 724 DRCCT, said Lot F1-9 as conveyed to the City of Frisco per said Frisco Square Phase 2 final plat;

THENCE North 86°07’47” East, along the south line of said City of Frisco 24 ft. wide strip of land, for a distance of 162.14 ft. to a l/2” iron rod found for corner and for the beginning of a circular curve to the right;

THENCE continuing along said south line, with said circular curve to the right having a central angle of 15°46’18”, a radius of 2,608.02 ft., a tangent length of 361.23 ft., and a chord of South 85°59’04” East 715.63 ft., for an arc distance of 717.90 ft. to a l/2” iron rod found for corner and for a point of tangency;

THENCE South 78°05’56” East, continuing along said south line, for a distance of 162.10 ft. to an “X” cut in concrete set for corner at the intersection of said south line with the west line of John W. Elliot Drive (a 60 ft. right-of-way);

THENCE South 12°16’44” West, along said west line, for a distance of 500.65 ft. to a 1/2” iron rod found for corner at the intersection of said west line with the north line of Frisco Square Blvd. as recorded in C.C. No. 2006-955350 DRCCT;

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THENCE South 83°23’44” West, along said north line, for a distance of 657.91 feet to a 1/2” iron rod found for corner at the southeast corner of a tract conveyed to Frisco Square Properties, Ltd. as Future Lot F1-8, as recorded in C.C. No. 2003-0213220 DRCCT;

THENCE North 06°36’16” West, departing said north line, and along the east line of said future Lot F1-8, for a distance of 8175 ft. to a 1/2” iron rod found for corner;

THENCE South 83°23’44” West, continuing along said east line, for a distance of 25.33 ft. to a 1/2” iron rod found for corner;

THENCE North 06°36’16” West, continuing along said east line, for a distance of 87.25 ft. to a 1/2” iron rod set for corner on a south line of said City of Frisco Lot F1-9;

THENCE North 83°23’44” East, along said south line, for a distance of 15.91 ft. to a l/2” iron rod set for corner;

THENCE North 06°36’16” West, along an east line of said Lot F1-9, for a distance of 58.99 ft. to a 1/2” iron rod found for corner;

THENCE North 83°23’44” East, along a south line of said Lot F1-9, for a distance of 209.26 ft. to a 1/2” iron rod found for corner;

THENCE North 06°36’16” West, along an east line of said Lot F1-9, for a distance of 249.00 ft. to a 1/2” iron rod found for corner;

THENCE South 83°23’44” West, along a north line of said Lot F1-9, for a distance of 252.44 ft. to a 1/2” iron rod found for corner;

THENCE North 03°52’13” East, along an east line of said Lot F1-9, for a distance of 84.59 ft. to a 1/2” iron rod found for corner;

THENCE South 86°07’47” West, along a north line of said Lot F1-9, for a distance of 155.29 ft. to a 1/2” iron rod found for corner;

THENCE North 03°52’13” East, along an east line of said Lot F1-9, for a distance of 96.00 ft. to the POINT OF BEGINNING and containing 9.5992 acres of land.

TRACT 4

(OWNED BY BHFS II, LLC; EXISTING OFFICE TRANCHE COLLATERAL):

BEING a tract of land situated in the W.B. Watkins Survey, Abstract No. 1004, Collin County, Texas, and being all of Lot B1-7, Block B-1, Frisco Square Phase 2, an addition to the City of Frisco, Texas recorded in Cabinet P, Page 724, Map Records, Collin County, Texas, and being more particularly described as follows:

BEGINNING at an X-cut found in concrete at the southeast corner of said Lot B1-7 at the intersection of the west Right-of-Way line of Coleman Boulevard (114’ Right-of-Way) and the north Right-of-Way line of Frisco Square Boulevard (70.5’ Right-of-Way) as dedicated to the City of Frisco recorded in Cabinet N, Page 690, Map Records, Collin County, Texas;

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THENCE with the said north line of said Frisco Square Boulevard the following calls: South 82°20’57” West a distance of 23.08 feet to an X-cut found in concrete for corner; North 07°39’03” West a distance of 2.50 feet to an X-cut found in concrete for corner;

South 82°20’57” West a distance of 67.33 feet to a 5/8” iron rod with red cap marked KHA found for corner;

South  07°39’03” East a distance of 2.50 feet to a 5/8” iron rod with red cap marked KHA found for corner;

South  82°20’57” West a distance of 19.33 feet to a 5/8” iron rod with red cap marked KHA found for corner;

North 07°39’03” West a distance of 2.50 feet to a 5/8” iron rod with red cap marked KHA found for corner;

South  82°20’57” West a distance of 29.25 feet to a 5/8” iron rod with red cap marked KHA found for corner;

South  07°39’03” East a distance of 2.50 feet to a 5/8” iron rod with red cap marked KHA found for corner;

South  82°20’57” West a distance of 25.28 feet to a 5/8” iron rod with red cap marked KHA found for corner;

North 07°39’03” West a distance of 2.50 feet to a 5/8” iron rod with red cap marked KHA found for corner;

South  82°20’57” West a distance of 31.85 feet to a 5/8” iron rod with red cap marked KHA found for corner at the Southwest corner of said Lot B1-7;

THENCE North 07°39’03” West, departing the said north line of Frisco Square Boulevard and with the west line of said Lot B1-7, Block B-1 a distance of 81.75 feet to a 5/8” iron rod with red cap marked KHA found for corner in the south line of Lot B1-10, Block B-1 of said Frisco Square Phase 2;

THENCE along the south line of said Lot B1-10, Block B-1 the following calls:

North 82°20’57” East a distance of 17.08 feet to a 5/8” iron rod with red cap marked KHA found for corner;

South 07°39’03” East a distance of 0.75 feet to a 5/8” iron rod with red cap marked KHA found for corner;

North 82°20’57” East a distance of 14.77 feet to a 5/8” iron rod with red cap marked KHA found for corner;

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North 07°39’03” West a distance of 1.50 feet to a 5/8” iron rod with red cap marked KHA found for corner;

North 82°20’57” East a distance of 25.28 feet to a 5/8” iron rod with red cap marked KHA found for corner;

South 07°39’03” East a distance of 1.50 feet to a 5/8” iron rod with red cap marked KHA found for corner;

North 82°20’57” East a distance of 15.19 feet to a 5/8” iron rod with red cap marked KHA found for corner;

North 07°39’03” West a distance of 0.75 feet to a 5/8” iron rod with red cap marked KHA found for corner;

North 82°20’57” East a distance of 17.34 feet to a 5/8” iron rod with red cap marked KHA found for corner;

South 07°39’03” East a distance of 0.75 feet to a 5/8” iron rod with red cap marked KHA found for corner;

North 82°20’57” East a distance of 12.20 feet to a 5/8” iron rod with red cap marked KHA found for corner;

North 37°20’57” East a distance of 10.61 feet to an X-cut found in concrete for corner; North 07°39’03” West a distance of 23.75 feet to an X-cut found in concrete for corner; North 82°20’57” East a distance of 82.75 feet to an X-cut found in concrete for corner in the west Right-of-Way line of said Coleman Boulevard;

THENCE with the west line of Coleman Boulevard the following calls:

South 07°39’03” East a distance of 91.13 feet to an X-cut set in concrete for corner; North 82°20’57” East a distance of 4.00 feet to an X-cut set in concrete for corner;

South 07°39’03” East a distance of 23.62 feet to the POINT OF BEGINNING and containing 0.4245 acres of land.

TRACT 5

(OWNED BY BHFS II, LLC; EXISTING OFFICE TRANCHE COLLATERAL):

BEING a tract of land situated in the W.B.  Watkins Survey, Abstract No. 1004, Collin County, Texas, and being all of Lot F1-10, Block F-1, Frisco Square Phase 2, an addition to the City of Frisco, Texas recorded in Cabinet P, Page 724, Map Records, Collin County, Texas, and being more particularly described as follows:

BEGINNING at an X-cut found in concrete at the southwest corner of said Lot F1-10 at the intersection of the east Right-of-Way line of Coleman Boulevard (114’ Right-of-Way) and the north Right-of-Way line of Frisco Square Boulevard (a variable width Right-of-Way) as

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dedicated to the City of Frisco recorded in Cabinet N, Page 690, Map Records, Collin County, Texas;

THENCE with the east line of Coleman Boulevard the following calls:

North 07°39’03” West a distance of 23.62 feet to an X-cut found in concrete for corner; North 82°20’57” East a distance of 4.00 feet to an X-cut found in concrete for corner;

North 07°39’03” West a distance of 91.13 feet to an X-cut found in concrete at the northwest corner of said Lot F1-10 and at the westernmost southwest corner of Lot F1-9, Block F-1, Frisco Square Phase 2;

THENCE departing the said east line of Coleman Boulevard and with the south line of said Lot F1-9 the following calls:

North 82°20’57” East a distance of 82.75 feet to an X-cut found in concrete for corner; South 07°39’03” East a distance of 23.75 feet to an X-cut found in concrete for corner; South 52°39’03” East a distance of 10.61 feet to an X-cut found in concrete for corner; North 82°20’57” East a distance of 12.20 feet to an X-cut found in concrete for corner; North 07°39’03” West a distance of 0.75 feet to an X-cut found in concrete for corner; North 82°20’57” East a distance of 17.34 feet to an X-cut found in concrete for corner; South 07°39’03” East a distance of 0.75 feet to an X-cut found in concrete for corner; North 82°20’57” East a distance of 15.19 feet to an X-cut found in concrete for corner; North 07°39’03” West a distance of 1.50 feet to an X-cut found in concrete for corner; North 82°20’57” East a distance of 25.28 feet to an X-cut found in concrete for corner; South 07°39’03” East a distance of 1.50 feet to an X-cut found in concrete for corner;

North 82°20’57” East a distance of 14.77 feet to an X-cut found in concrete for corner, North 07°39’03” West a distance of 0.75 feet to an X-cut found in concrete for corner;

North 82°20’57” East a distance of 17.08 feet to an X-cut found in concrete for corner at the easternmost northeast corner of said Lot F1-10, Block F-1;

THENCE South 07°39’03” East, with the east line of said Lot F1-10, Block F-1 a distance of 81.75 feet to a pk nail set in concrete for corner in the said north line of Frisco Square Boulevard;

THENCE with the said north line of Frisco Square Boulevard the following calls: South 82°20’57” West a distance of 31.85 feet to a point for corner;

South 07°39’03” East a distance of 2.50 feet to an X-cut found in concrete for corner; South 82°20’57” West a distance of 25.28 feet to an X-cut found in concrete for corner; North 07°39’03” West a distance of 2.50 feet to an X-cut found in concrete for corner; South 82°20’57” West a distance of 29.25 feet to an X-cut found in concrete for corner;

South 07°39’03” East a distance of 2.50 feet to an X-cut found in concrete for corner; South 82°20’57” West a distance of 19.33 feet to an X-cut found in concrete for corner;

North 07°39’03” West a distance of 2.50 feet to an X-cut found in concrete for corner; South 82°20’57” West a distance of 67.33 feet to X-cut found in concrete for corner;

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South 07°39’03” East a distance of 2.50 feet to X-cut found in concrete for corner;

South 82°20’57” West a distance of 23.08 feet to the POINT OF BEGINNING and containing 0.4245 acre of land.

TRACT 6

(OWNED BY BHFS III, LLC; NEW OFFICE TRANCHE COLLATERAL):

BEING a tract of land situated in the W.B.  Watkins Survey, Abstract No. 1004, Collin County, Texas, and being all of Lot F1-1, Block F-1, Frisco Square Phase 2, an addition to the City of Frisco, Texas recorded in Cabinet P, Page 724, Map Records, Collin County, Texas, and being more particularly described as follows:

BEGINNING at an X in concrete set at the corner clip intersection of the south Right-of-Way line of Main Street (variable width Right-of-Way) and the most easterly northeast corner of Coleman Boulevard (114’ Right-of-Way) as dedicated to the City of Frisco recorded in Cabinet N, Page 690, Map Records, Collin County, Texas;

THENCE North 85°05’00” East with the south Right-of-Way line of said Main Street a distance of 190.04 feet to an X in concrete set for corner;

THENCE South 04°55’00” East departing the south Right-of-Way line of said Main Street a distance of 96.67 feet to an X in concrete set for corner, said point being an inner ell corner in the north line of Lot F1-11 of said Frisco Square Phase 2;

THENCE with the north line of said Lot F1-11 the following calls:

South 85°05’00” West a distance of 112.09 feet to an X in concrete set for corner; South 07°39’03” East a distance of 14.21 feet to an X in concrete set for corner;

South 82°20’57” West a distance of 85.74 feet to an X in concrete set for corner in the east Right-of-Way line of said Coleman Boulevard;

THENCE with the east Right-of-Way line of said Coleman Boulevard the following calls: North 07°39’03” West a distance of 102.58 feet to an X in concrete set for corner;

North 38°42’59” East a distance of 17.25 feet to the POINT OF BEGINNING and containing 0.4746 acre of land.

TRACT 7:

(OWNED BY BHFS IV, LLC; RESIDENTIAL TRANCHE AND MIXED-USE TRANCHE COLLATERAL):

BEING a tract of land situated in the W.B.  Watkins Survey, Abstract No. 1004, Collin County, Texas, and being all of Lot B1-5, Block B-1, Frisco Square Phase 2, an Addition to the City of Frisco, Texas recorded in Cabinet P, Page 724, Map Records, Collin County, Texas, and being more particularly described as follows:

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BEGINNING at a 5/8” iron rod with red cap marked KHA found at the corner clip intersection of the south Right-of-Way line of Main Street (variable width Right-of-Way) and the most westerly northwest corner of Coleman Boulevard (114’ Right-of-Way) as dedicated to the City of Frisco recorded in Cabinet N, Page 690, Map Records, Collin County, Texas;

THENCE with the west Right-of-Way line of said Coleman Boulevard the following calls:

South 51° 17’01” East a distance of 18.09 feet to a 5/8” iron rod with red cap marked KHA found for corner;

South 07°39’03” East a distance of 108.03 feet to a 5/8” iron rod with red cap marked KHA found for corner from which a 1/2” iron rod found bears South 22°06’46” East a distance of 0.60 feet; said point being the easternmost northeast corner of Lot B1-10, Block B-1 of said Frisco Square Phase 2;

THENCE departing the west Right-of-Way line of said Coleman Boulevard and with the north and east lines of said Lot B1-10, the following calls:

South 82°20’57” West a distance of 85.74 feet to a 5/8” iron rod with red cap marked KHA found for corner from which a 1/2” iron rod found bears South 47°57’00” East a distance of 1.34 feet;

North 07°39’03” West a distance of 24.51 feet to a 1/2” iron rod found for corner;

South 85°05’00” West a distance of 120.62 feet to a 5/8” iron rod with red cap marked KHA found for corner;

North 04°55’00” West a distance of 100.00 feet to a 5/8” iron rod with red cap marked KHA found for corner in the south Right-of-Way line of said Main Street;

THENCE North 85°05’00” East with the south Right-of-Way line of said Main Street a distance of 189.18 feet to the POINT OF BEGINNING and containing 0.5109 acre of land.

TRACT 8:

(OWNED BY BHFS IV, LLC; RESIDENTIAL TRANCHE AND MIXED-USE TRANCHE COLLATERAL):

BEING a tract of land situated in the W.B.  Watkins Survey, Abstract No.  1004, Collin County, Texas, and being part of a tract of land described in a deed to Frisco Square, Ltd. recorded in Volume 4721, Page 2560, Land Records, Collin County, Texas, and being more particularly described as follows:

BEGINNING at 5/8” iron rod with red cap marked KHA found at the southwest corner of Lot B1-7, Block B1, Frisco Square Phase 2, an addition to the City of Frisco, Texas recorded in Cabinet P, Page 724, Map Records, Collin County, Texas, said point being in the north Right-of-Way line of Frisco Square Boulevard (70.5’ Right-of-Way) as dedicated to the City of Frisco recorded in Cabinet N, Page 690, Map Records, Collin County, Texas;

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THENCE with the north Right-of-Way line of said Frisco Square Boulevard the following calls: South 82°20’57” West a distance of 100.05 feet to a 5/8” iron rod with red cap marked KHA found for corner;

South 37°20’57” West a distance of 59.54 feet to a 5/8” iron rod with red cap marked KHA found for corner;

South 07°39’03” East a distance of 57.90 feet to a 5/8” iron rod with red cap marked KHA found for corner;

South 82°20’57” West a distance of 30.00 feet to a 5/8” iron rod with red cap marked KHA found for corner;

North 07°39’03” West a distance of 12.00 feet to a 5/8” iron rod with red cap marked KHA found for corner;

South 82°20’57” West a distance of 76.39 feet to a 1/2” iron rod with cap found for corner;

THENCE departing the north Right-of-Way line of said Frisco Square Boulevard the following calls:

North 07°39’03” West a distance of 8.75 feet to a 1/2” iron rod with cap found for corner; North 82°20’57” East a distance of 25.33 feet to a l/2” iron rod with cap found for corner;

North 07°39’03” West a distance of 87.25 feet to a l/2” iron rod with cap found for corner in the south line of Lot B1-10, Lot B1 of said Frisco Square Phase 2, from which a 5/8” iron rod found bears South 78°45’27” West a distance of 2.23 feet;

THENCE North 82°20’57” East with the south line of said Lot B1-10 a distance of 223.21 feet to a 5/8” iron rod with red cap marked KHA found for corner in the west line of said Lot B1-7;

THENCE South 07°39’03” East with the west line of said Lot B1 -7 a distance of 81.00 feet to the POINT OF BEGINNING and containing 0.6550 acres of land.

TRACT 9:

(OWNED BY BHFS IV, LLC; RESIDENTIAL TRANCHE AND MIXED-USE TRANCHE COLLATERAL):

BEING a tract of land situated in the W.B.  Watkins Survey, Abstract No. 1004, Collin County, Texas, and being part of a tract of land described in a deed to Frisco Square, Ltd. recorded in Volume 4721, Page 2560, Land Records, Collin County, Texas, and being more particularly described as follows:

BEGINNING at 5/8” iron rod with red cap marked KHA found at the intersection the north Right-of-Way line of Frisco Square Boulevard (70.5’ Right-of-Way) and the east Right-of-Way line of Library Street (variable width Right-of-Way) as dedicated to the City of Frisco recorded in Cabinet N, Page 690, Map Records, Collin County, Texas;

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THENCE with the northeast Right-of-Way line of said Frisco Square Boulevard the following calls: North 07°39’03” West a distance of 57.90 feet to a 5/8” iron rod with red cap marked KHA found for corner;

North 52°39’03” West a distance of 59.54 feet to a 5/8” iron rod with red cap marked KHA found for corner;

South 82°20’57” West a distance of 100.05 feet to a PK nail set in concrete for corner at the Southeast corner of Lot F1-10, Lot F1, Frisco Square Phase 2, an addition to the City of Frisco, Texas recorded in Cabinet P, Page 724, Map Records, Collin County, Texas;

THENCE North 07°39’03” West with the east line of said Lot F1-10 a distance of 81.00 feet to an X-cut in concrete found for corner in the south line of Lot F1-9, Lot F1, of said Frisco Square Phase

THENCE North 82°20’57” East with the south line of said Lot F1-9 a distance of 223.21 feet to a 1/2” iron rod with cap found for corner;

THENCE South 07°39’03” East a distance of 87.25 feet to a 1/2” iron rod with cap found for corner; THENCE North 82°20’57” East a distance of 25.33 feet to a 1/2” iron rod with cap found for corner;

THENCE South 07°39’03” East a distance of 81.75 feet to a 1/2” iron rod with cap found for corner in the north Right-of-Way line of said Frisco Square Boulevard;

THENCE with the north Right-of-Way line of said Frisco Square Boulevard the following calls: South 82°20’57” West a distance of 76.39 feet to a 1/2” iron rod with cap found for corner;

South 07°39’03” East a distance of 12.00 feet to a 5/8” iron rod with red cap marked KHA found for corner;

South 82°20’57” West a distance of 30.00 feet to the POINT OF BEGINNING and containing 0.6550 acres of land.

TRACT 10:

(OWNED BY BHFS IV, LLC; RESIDENTIAL TRANCHE AND MIXED-USE TRANCHE COLLATERAL):

BEING a tract of land situated in the W.B.  Watkins Survey, Abstract No. 1004, Collin County, Texas, and being all of Lot F1-11, Block F-1, Frisco Square Phase 2, an addition to the City of Frisco, Texas recorded in Cabinet P, Page 724, Map Records, Collin County, Texas, and being more particularly described as follows:

BEGINNING at an X-cut found in concrete at the northwest corner of said Lot F1-11 in the east Right-of-Way line of Coleman Boulevard (114’ Right-of-Way) as dedicated to the City of Frisco recorded in Cabinet N, Page 690, Map Records, Collin County, Texas;

THENCE North 82°20’57” East a distance of 82.97 feet to an X-cut found in concrete for corner; THENCE South 07°39’03” East a distance of 5.50 feet to an X-cut found in concrete for corner;

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THENCE North 82°20’57” East a distance of 71.70 feet to a 5/8” iron rod with red cap marked KHA found for corner;

THENCE South 07°39’03” East a distance of 280.50 feet to a 5/8” iron rod with red cap marked KHA found for corner;

THENCE South 82°20’57” West a distance of 71.70 feet to an X-cut found in concrete for corner; THENCE South 07°39’03” East a distance of 4.84 feet to an X-cut found in concrete for corner;

THENCE South 82°20’57” West a distance of 82.97 feet to an X-cut found in concrete for corner in the east Right-of-Way line of said Coleman Boulevard;

THENCE North 07°39’03” West with the east Right-of-Way line of said Coleman Boulevard a distance of 290.84 feet to the POINT OF BEGINNING and containing 1.0157 acres of land.

TRACT 11:

(OWNED BY BHFS IV, LLC; RESIDENTIAL TRANCHE AND MIXED-USE TRANCHE COLLATERAL):

BEING a tract of land situated in the W.B.  Watkins Survey, Abstract No.  I 004, Collin County, Texas, and being all of Lot B1-6, Block B-1, Frisco Square Phase 2, an addition to the City of Frisco, Texas recorded in Cabinet P, Page 724, Map Records, Collin County, Texas, and being more particularly described as follows:

BEGINNING at an X-cut found in concrete at the northeast corner of said Lot B1-6 in the west Right-of-Way line of Coleman Boulevard (114’ Right-of-Way) as dedicated to the City of Frisco recorded in Cabinet N, Page 690, Map Records, Collin County, Texas;

THENCE South 07°39’03” East with the west Right-of-Way line of said Coleman Boulevard a distance of 290.84 feet to an X-cut found in concrete for corner;

THENCE South 82°20’57” West departing the west Right-of-Way line of said Coleman Boulevard a distance of 82.97 feet to an X-cut found in concrete for corner;

THENCE North 07°39’03” West a distance of 4.84 feet to an X-cut found in concrete for corner; THENCE South 82°20’57” West a distance of 71.70 feet to a 5/8” iron rod with red cap marked KHA found for corner;

THENCE North 07°39’03” West a distance of 280.50 feet to a 5/8” iron rod with red cap marked KHA found for corner;

THENCE North 82°20’57” East a distance of 71.70 feet to an X-cut found in concrete for corner; THENCE North 07°39’03” West a distance of 5.50 feet to an X-cut found in concrete for corner;

THENCE North 82°20’57” East a distance of 82.97 feet to the POINT OF BEGINNING and containing 1.0157 acres of land.

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TRACT 12:

(OWNED BY BHFS IV, LLC; RESIDENTIAL TRANCHE AND MIXED-USE TRANCHE COLLATERAL):

BEING a tract of land situated in the W.B.  Watkins Survey, Abstract No. 1004, Collin County, Texas, and being all of Lot F1-9, Block F-1, Frisco Square Phase 2, an addition to the City of Frisco, Texas recorded in Cabinet P, Page 724, Map Records, Collin County, Texas, and being more particularly described as follows:

BEGINNING at a X-cut in concrete found at the most northerly northwest corner of said Lot F1-9 in the east Right-of-Way line of Coleman Boulevard (114’ Right-of-Way) as dedicated to the City of Frisco recorded in Cabinet N, Page 690, Map Records, Collin County, Texas, said point being the southeast corner of Lot F1-1 of said Frisco Square Phase 2;

THENCE with the south line of said Lot F1-1 the following calls:

North 82°20’57” East a distance of 85.74 feet to an X-cut in concrete found for corner; North 07°39’03” West a distance of 14.21 feet to a X-cut in concrete found for corner; North 85°05’00” East a distance of 112.09 feet to aX-cut in concrete found for corner;

North 04°55’00” West a distance of 96.67 feet to aX-cut in concrete found for corner in the south Right-of-Way line of Main Street (variable width Right-of-Way);

THENCE North 85°05’00” East with the south Right-of-Way line of said Main Street a distance of 39.49 feet to an X-cut in concrete found for corner in the present west line of a tract of land described in a deed to Frisco Square, Ltd. recorded in Volume 4721, Page 2560, Land Records, Collin County, Texas;

THENCE departing the south Right-of-Way line of said Main Street and with the present west line of said Frisco Square, Ltd. tract the following calls:

South 04°55’00” East a distance of 100.00 feet to a 1/2” iron rod with cap found for corner; North 85°05’00” East a distance of 155.29 feet to a 1/2” iron rod with cap found for corner; South 04°55’00” East a distance of 84.59 feet to a 1/2” iron rod with cap found for corner;

North 82°20’57” East a distance of 252.44 feet to a 1/2” iron rod with cap found for corner; South 07°39’03” East a distance of 249.00 feet to a 1/2” iron rod with cap found for corner;

South 82°20’57” West a distance of 209.26 feet to a 1/2” iron rod with cap found for corner;

South 07°39’03” East a distance of 58.99 feet to a 1/2” iron rod with cap found for corner;

THENCE South 82°20’57” West passing at 15.91 feet a 1/2” iron rod with cap found at the northeast corner of future Lot 8, Block F1, and continuing for a total distance of 239.12 feet to an X-cut in concrete found at the northeast corner of Lot F1-10 of said Frisco Square Phase 2;

THENCE with the north line of said Lot F1-10 the following calls:

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North 07°39’03” West a distance of 0.75 feet to an X-cut in concrete found for corner; South 82°20’57’’ West a distance of 17.08 feet to an X-cut in concrete found for corner; South 07°39’03” East a distance of 0.75 feet to an X-cut in concrete found for corner; South 82°20’57” West a distance of 14.77 feet to an X-cut in concrete found for corner; North 07°39’03” West a distance of 1.50 feet to an X-cut in concrete found for corner; South 82°20’57” West a distance of 25.28 feet to an X-cut in concrete found for corner; South 07°39’03” East a distance of 1.50 feet to an X-cut in concrete found for corner; South 82°20’57” West a distance of 15.19 feet to an X-cut in concrete found for corner; North 07°39’03” West a distance of 0.75 feet to an X-cut in concrete found for corner; South 82°20’57” West a distance of 17.34 feet to an X-cut in concrete found for corner; South 07°39’03” East a distance of 0.75 feet to an X-cut in concrete found for corner; South 82°20’57’’ West a distance of 12.20 feet to an X-cut in concrete found for corner; North 52°39’03” West a distance of 10.61 feet to an X-cut in concrete found for corner; North 07°39’03” West a distance of 23.75 feet to an X-cut in concrete found for corner;

South 82°20’57” West a distance of 82.75 feet to an X-cut in concrete found for corner in the said east Right-of-Way line of Coleman Boulevard;

THENCE North 07°39’03” West with the east Right-of-Way line of said Coleman Boulevard a distance of 38.31 feet to an X-cut in concrete found at the southwest corner of Lot F1-11 of said Frisco Square Phase 2;

THENCE with the south, east and north line of said Lot F1-11 the following calls:

North 82°20’57” East a distance of 82.97 feet to an X-cut in concrete found for corner; North 07°39’03” West a distance of 4.84 feet to an X-cut in concrete found for corner;

North 82°20’57” East a distance of 7 L70 feet to a 5/8” iron rod with red cap marked KHA found for corner;

North 07°39’03” West a distance of 280.50 feet to a 5/8” iron rod with red cap marked KHA found for corner;

South 82°20’57” West a distance of 71.70 feet to an X-cut in concrete found for corner; North 07°39’03” West a distance of 5.50 feet an X-cut in concrete found for corner;

South 82°20’57” West a distance of 82.97 feet to an X-cut in concrete found for corner in the east Right-of-Way line of said Coleman Boulevard;

THENCE North 07°39’03” West with the east Right-of-Way line of said Coleman Boulevard a distance of 35.84 feet to the POINT OF BEGINNING and containing 4.0828 acres of land.

TRACT 13:

(OWNED BY BHFS IV, LLC; RESIDENTIAL TRANCHE AND MIXED-USE TRANCHE COLLATERAL):

BEING a tract of land situated in the W.B.  Watkins Survey, Abstract No.  1004, Collin County, Texas, and being all of Lot B1-10, Block B-1, Frisco Square Phase 2, an addition to the City of

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Frisco, Texas recorded in Cabinet P, Page 724, Map Records, Collin County, Texas, and being more particularly described as follows:

BEGINNING at a 5/8” iron rod with red cap marked KHA found at the most northerly northwest corner of said Lot B l-1 0 in the south Right-of-Way line of Main Street (variable width Right-of-Way);

THENCE North 85°05’00” East with the south Right-of-Way line of said Main Street a distance of 39.25 feet to a 5/8” iron rod with red cap marked KHA found at the northwest corner of Lot B1-5 of said Frisco Square Phase 2;

THENCE departing the south Right-of-Way line of said Main Street and with the west and south line of said Lot B1-5 the following calls:

South 04°55’00” East a distance of 100.00 feet to a 5/8” iron rod with red cap marked KHA found for corner;

North 85°05’00” East a distance of 120.62 feet to a 1/2” iron rod with cap found for corner;

South 07°39’03” East a distance of 24.51 feet to a 5/8” iron rod with red cap marked KHA found for corner, from which a 1/2” iron rod found bears South 47°57’00” East a distance of 1.34 feet;

North 82°20’57” East a distance of 85.74 feet to a 5/8” iron rod with red cap marked KHA found for corner in the west Right-of-Way line of Coleman Boulevard (114’ Right-of-Way) as dedicated to the City of Frisco recorded in Cabinet N, Page 690, Map Records, Collin County, Texas, from which a 1/2” iron rod found bears South 22°06’46” East a distance of 0.60 feet;

THENCE South 07°39’03” East with the west Right-of-Way line of said Coleman Boulevard a distance of 35.84 feet to an X-cut found in concrete at the northeast corner of Lot B1-6 of said Frisco Square Phase 2;

THENCE departing the west Right-of-Way line of said Coleman Boulevard and with the north, west and south line of said Lot B1-6 the following calls:

South 82°20’57” West a distance of 82.97 feet to an X-cut found in concrete for corner; South 07°39’03” East a distance of 5.50 feet to an X-cut found in concrete for corner; South 82°20’57” West a distance of 71.70 feet to an X-cut found in concrete for corner;

South 07°39’03” East a distance of 280.50 feet to a 5/8” iron rod with red cap marked KHA found for corner;

North 82°20’57” East a distance of 71.70 feet to an X-cut found in concrete for corner; South 07°39’03” East a distance of 4.84 feet to an X-cut found in concrete for corner;

North 82°20’57” East a distance of 82.97 feet to an X-cut found in concrete for corner in the west Right-of-Way line of said Coleman Boulevard;

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THENCE South 07°39’03” East west Right-of-Way line of said Coleman Boulevard a distance of 38.31 feet to an X-cut found in concrete at the northeast corner of Lot B1-7 of said Frisco Square Phase 2;

THENCE departing the west Right-of-Way line of said Coleman Boulevard and with the north line of said Lot B1-7 the following calls:

South 82°20’57” West a distance of 82.75 feet to an X-cut found in concrete for corner; South 07°39’03” East a distance of 23.75 feet to an X-cut found in concrete for corner;

South 37°20’57” West a distance of 10.61 feet to a 5/8” iron rod with red cap marked KHA found for corner;

South 82°20’57” West a distance of 12.20 feet to a 5/8” iron rod with red cap marked KHA found for corner;

North 07°39’03” West a distance of 0.75 feet to a 5/8” iron rod with red cap marked KHA found for corner;

South 82°20’57” West a distance of 17.34 feet to a 5/8” iron rod with red cap marked KHA found for corner;

South 07°39’03” East a distance of 0.75 feet to a 5/8” iron rod with red cap marked KHA found for corner;

South 82°20’57” West a distance of 15.19 feet to a 5/8” iron rod with red cap marked KHA found for corner;

North 07°39’03” West a distance of 1.50 feet to a 5/8” iron rod with red cap marked KHA found for corner;

South 82°20’57” West a distance of 25.28 feet to a 5/8” iron rod with red cap marked KHA found for corner;

South 07°39’03” East a distance of 1.50 feet to a 5/8” iron rod with red cap marked KHA found for corner;

South 82°20’57” West a distance of 14.77 feet to a 5/8” iron rod with red cap marked KHA found for corner;

North 07°39’03” West a distance of 0.75 feet to a 5/8” iron rod with red cap marked KHA found for corner;

South 82°20’57” West a distance of 17.08 feet to a 5/8” iron rod with red cap marked KHA found for corner;

South 07°39’03” East a distance of 0.75 feet to a 5/8” iron rod with red cap marked KHA found for corner in the north line of future Lot 8, Block B1;

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THENCE South 82°20’57” West with the north line of said future Lot 8, Block B1, passing at 223.21 feet a 1/2” iron rod with cap found at the northwest corner of said future Lot 8, Block B1, and continuing for a total distance of 285.62 feet to a l/2” iron rod with cap found for corner in the present east line of a tract of land described in a deed to Frisco Square, Ltd. recorded in Volume 4721, Page 2560, Land Records, Collin County, Texas;

THENCE with the present east line of said Frisco Square, Ltd. tract the following calls: North 07°39’03” West a distance of 111.50 feet to a 1/2” iron rod with cap found for corner; South 82°20’57” West a distance of 57.76 feet to a 1/2” iron rod with cap found for corner; North or 39’03” West a distance of 246.50 feet to a 1/2” iron rod with cap found for corner;

North 82°20’57” East a distance of 105.76 feet to a 1/2” iron rod with cap found for corner; North 07°39’03” West a distance of 67.00 feet to a 1/2” iron rod with cap found for corner; North 82°20’57” East a distance of 184.15 feet to a 1/2” iron rod with cap found for corner;

North 04°55’00” West a distance of 103.38 feet to the POINT OF BEGINNING and containing 3.8689 acres of land.

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EXHIBIT “B”

LEGAL DESCRIPTION OF VACANT LAND

TRACT 1:

(OWNED BY BHFS I, LLC; LAND TRANCHE COLLATERAL):

BEING a tract of land situated in the W.B. Watkins Survey Abstract No. 1004, in the City of Frisco, Collin County, Texas; said tract being part of land conveyed to Frisco Square Ltd. as recorded in Collin County Clerk’s File No. 2005-004994 Deed Records Collin County, Texas (DRCCT); and being more particularly described as follows:

BEGINNING at a 1/2” iron rod found for corner at the north end of a corner clip at the intersection of the east line of Dallas North Tollway (a 310 ft. right-of-way) with the south line of Main Street (a variable width right-of-way as recorded in Collin County Clerk’s File No. 2005-0071194 DRCCT;

THENCE North 86°07’47” East, along the south line of said Main Street, for a distance of 39.33 feet to a 1/2” iron rod for corner on the south line of a 24 ft. wide strip of land conveyed to the City of Frisco as recorded in Collin County Clerk’s File No. 2000-0081361 DRCCT;

THENCE along the south line of said City of Frisco tract with a circular curve to the left having a central angle of 02°34’14”, a radius of 5,793.61 feet, a tangent length of 129.98 feet, and a chord of North 87°01’27” East 259.90 feet, for an arc distance of 259.92 feet to a 1/2” iron rod found at said curve’s point of tangency;

THENCE North 85°44’20” East, continuing along said south line, for a distance of 8.48 feet to a 1/2” iron rod found for corner;

THENCE North 86°07’47” East, continuing along said south line, continuing along said south line for a distance of 776.11 ft. to a l/2” iron rod found for corner on the west line of Lot 81-10 of Frisco Square Phase 2 as conveyed to the City of Frisco and recorded in Cabinet P, Page 724 DRCCT;

THENCE South 03°52’13” East, departing said south line and along the west line of said City of Frisco tract, for a distance of 99.38 ft. to a 1/2” iron rod found for corner;

THENCE South 83°23’44” West, along a north line of said Frisco tract, for a distance of 184.15 ft. to a 112” iron rod found for corner;

THENCE South 06°36’16” East, along a west line of said Frisco tract, for a distance of 67.00 ft. to a 1/2” iron rod found for corner;

THENCE South 83°23’44” West, along a north line of said Frisco tract, for a distance of 105.76 ft. to a 1/2” iron rod found for corner;

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THENCE South 06°36’16” East, along a west line of said Frisco tract, for a distance of 246.50 ft. to a 1/2” iron rod found for corner;

THENCE North 83°23’44” East, along a south line of said Frisco tract, for a distance of 57.76 ft. to a 1/2” iron rod found for corner;

THENCE South 06°36’16” East, along a west line of said Frisco tract, for a distance of 111.50 ft. to a 1/2” iron rod found for corner;

THENCE North 83°23’44” East, along a south line of said Frisco tract, for a distance of 62.41 ft. to a 1/2” iron rod found for corner at the northwest corner of future Lot B1-8 per deed to Frisco Square Properties, Ltd. as recorded in Collin County Clerk’s File No. 2003-0213220 DRCCT;

THENCE South 06°36’16” East, along the west line of said future Lot B1-8, for a distance of 87.25 ft. to a 1/2” iron rod found for corner;

THENCE South 83°23’44” West, continuing along said west line, for a distance of 25.33 ft. to a 1/2” iron rod found for corner;

THENCE South 06°36’16” East, continuing along said west line, for a distance of 81.75 ft. to a 1/2” iron rod found for corner on the north line of Frisco Square Blvd. (recorded as W. Main St.) per the Conveyance Plat recorded in Cabinet N, Page 690 DRCCT;

THENCE South 83°23’44” West, along said north line, for a distance of 902.58 ft. to a 1/2” iron rod found for corner at the southeast end of a corner clip at the intersection of said north line with the east line of said Dallas North Tollway;

THENCE North 51°36’16” West, along said corner clip, for a distance of 28.28 ft. to a 1/2” iron rod found for corner on the east line of said Dallas North Tollway and at the northwest end of said corner clip;

THENCE North 06°36’16” West, along said east line, for a distance of 689.45 to a 1/2” iron rod found for corner;

THENCE North 38°46’11” East, along the corner clip at the intersection of said east line with the south line of said Main Street, for a distance of 56.24 feet to the POINT OF BEGINNING and containing 15.2490 acres of land.

TRACT 2:

(OWNED BY BHFS I, LLC; LAND TRANCHE COLLATERAL):

BEING a tract of land situated in the W.B. Watkins Survey Abstract No. 1004, in the City of Frisco, Collin County, Texas; said tract being part of land conveyed to Frisco Square Land, Ltd.  as recorded in Collin County Clerk’s (C.C.) File No. 2005-004994 Deed Records Collin County, Texas (DRCCT); and being more particularly described as follows:

BEGINNING at a 1/2” iron rod found for corner at the north end of a corner clip at the intersection of the east line of Dallas North Tollway (a 310 ft. right-of-way) with the south line

2

of Frisco Square Blvd. (recorded as W. Main St.) (a 73 ft. right-of-way) per the Conveyance Plat recorded in Cabinet N Page 690 DRCCT;

THENCE North 83°23’44” East, along said south line, for a distance of 978.97 ft. to a 1/2” iron rod found for corner;

THENCE North 06°36’16” West, continuing along said south line, for a distance of 12.00 ft. to a 1/2” iron rod found for corner;

THENCE North 83°23’44” East, continuing along said south line, for a distance of 30.00 ft. to a 1/2” iron rod found for corner at the intersection of said south line with the west line of Church Street (a 121 ft. right-of-way) as recorded in Cabinet N Page 690 DRCCT;

THENCE South 06°36’16” East, along said west line, for a distance of 539.00 ft. to a 1/2” iron rod found for corner at the intersection of said west line with the north line of Page Street (a 67 ft. right-of-way) as recorded in Cabinet N Page 690 DRCCT and in C.C. No. 2006-955330 DRCCT;

THENCE South 83°23’44” West, along the said north line of Page Street, for a distance of 1,008.97 ft. to an aluminum disk found for corner at the south end of a corner clip at the intersection of said north line with the east line of said Dallas North Tollway;

THENCE North 51°36’16” West, along said corner clip, for a distance of 28.28 ft. to a 1/2” iron rod found for corner on the east line of said Dallas North Tollway;

THENCE North 06°36’16” West, along said east line, for a distance of 487.00 ft. to a 1/2” iron rod found for corner at the southwest end of a corner clip at the intersection of said east line with the south line of said Frisco Square Blvd.;

THENCE North 38°23’44” East, along said corner clip, for a distance of 28.28 ft. to the POINT OF BEGINNING and containing 12.4478 acres of land SAVE AND EXCEPT THE FOLLOWING DESCRIBED TRACT:

SAVE AND EXCEPT FROM TRACT 2:

BEING a tract of land situated in the W.B. Watkins Survey Abstract No. 1004, in the City of Frisco, Collin County, Texas; said tract being part of land conveyed to Frisco Square Land, Ltd.  as recorded in Collin County Clerk’s (C.C.) File No. 2005-004994 Deed Records Collin County, Texas (DRCCT); and being more particularly described as follows:

BEGINNING at a 1/2” iron rod found for corner at the north end of a corner clip at the intersection of the east line of Dallas North Tollway, with the north line of Page Street (a 67 ft. right-of-way) as recorded in Cabinet N Page 690 DRCCT and in C.C. No. 2006-955330 DRCCT;

THENCE North 06°36’16”, along said east line, for a distance of 171.00 ft. to a point for corner;

3

THENCE North 83°23’44” East, departing said east line, for a distance of 220.50 ft. to a point for corner;

THENCE South 06°36’16” East, for a distance of 191.00 ft. to a point for corner on the north line of said Page Street;

THENCE South 83°23’44” West, along said north line, for a distance of 200.50 ft. to a 1/2” iron rod found for corner at the south end of a corner clip at the intersection of said north line with the east line of said Dallas North Tollway;

THENCE North 51°36’16” West, along said corner clip, for a distance of 28.28 ft. to the POINT OF BEGINNING and containing 0.9622 acres of land.

And FURTHER SAVE AND EXCEPT that 0.1409 acre tract of land conveyed to Frisco Square Land, Ltd. by deed recorded under Clerk’s File No. 20071101001490050, Land Records, Collin County, Texas.

Now known as Lot 1, Block E, Frisco Square, an addition to the City of Frisco, Collin County, Texas, according to the plat thereof recorded in Volume 2007, Page 517, Map Records, Collin County, Texas.

TRACT 3 (SHOWN ON SURVEY AS TRACT 4A)

(OWNED BY BHFS I, LLC; LAND TRANCHE COLLATERAL):

BEING a tract of land situated in the W.B. Watkins Survey Abstract No. 1004, in the City of Frisco, Collin County, Texas; said tract being part of a tract conveyed to Frisco Square Land, Ltd., as recorded in Collin County Clerk’s (C.C.) File No. 2005-004994 Deed Records Collin County, Texas (DRCCT), and being more particularly described as follows:

BEGINNING at a l/2” iron rod found for corner at the intersection of the south line of a 24 ft. wide strip of land conveyed to the City of Frisco as recorded in Collin County Clerk’s File No. 2000- 081361 DRCCT with the east line of Lot F1-9 of Frisco Square Phase 2 as recorded in Cabinet P, Page 724 DRCCT, said Lot F1-9 as conveyed to the City of Frisco per said Frisco Square Phase 2 final plat;

THENCE North 86°07’47” East, along the south line of said City of Frisco 24 ft. wide strip of land, for a distance of 162.14 ft. to a l/2” iron rod found for corner and for the beginning of a circular curve to the right;

THENCE continuing along said south line, with said circular curve to the right having a central angle of 15°46’18”, a radius of 2,608.02 ft., a tangent length of 361.23 ft., and a chord of South 85°59’04” East 715.63 ft., for an arc distance of 717.90 ft. to a l/2” iron rod found for corner and for a point of tangency;

THENCE South 78°05’56” East, continuing along said south line, for a distance of 162.10 ft. to an “X” cut in concrete set for corner at the intersection of said south line with the west line of John W. Elliot Drive (a 60 ft. right-of-way);

4

THENCE South 12°16’44” West, along said west line, for a distance of 500.65 ft. to a 1/2” iron rod found for corner at the intersection of said west line with the north line of Frisco Square Blvd. as recorded in C.C. No. 2006-955350 DRCCT;

THENCE South 83°23’44” West, along said north line, for a distance of 657.91 feet to a 1/2” iron rod found for corner at the southeast corner of a tract conveyed to Frisco Square Properties, Ltd. as Future Lot F1-8, as recorded in C.C. No. 2003-0213220 DRCCT;

THENCE North 06°36’16” West, departing said north line, and along the east line of said future Lot F1-8, for a distance of 8175 ft. to a 1/2” iron rod found for corner;

THENCE South 83°23’44” West, continuing along said east line, for a distance of 25.33 ft. to a 1/2” iron rod found for corner;

THENCE North 06°36’16” West, continuing along said east line, for a distance of 87.25 ft. to a 1/2” iron rod set for corner on a south line of said City of Frisco Lot F1-9;

THENCE North 83°23’44” East, along said south line, for a distance of 15.91 ft. to a l/2” iron rod set for corner;

THENCE North 06°36’16” West, along an east line of said Lot F1-9, for a distance of 58.99 ft. to a 1/2” iron rod found for corner;

THENCE North 83°23’44” East, along a south line of said Lot F1-9, for a distance of 209.26 ft. to a 1/2” iron rod found for corner;

THENCE North 06°36’16” West, along an east line of said Lot F1-9, for a distance of 249.00 ft. to a 1/2” iron rod found for corner;

THENCE South 83°23’44” West, along a north line of said Lot F1-9, for a distance of 252.44 ft. to a 1/2” iron rod found for corner;

THENCE North 03°52’13” East, along an east line of said Lot F1-9, for a distance of 84.59 ft. to a 1/2” iron rod found for corner;

THENCE South 86°07’47” West, along a north line of said Lot F1-9, for a distance of 155.29 ft. to a 1/2” iron rod found for corner;

THENCE North 03°52’13” East, along an east line of said Lot F1-9, for a distance of 96.00 ft. to the POINT OF BEGINNING and containing 9.5992 acres of land.

TRACT 4

(OWNED BY BHFS II, LLC; EXISTING OFFICE TRANCHE COLLATERAL):

BEING a tract of land situated in the W.B. Watkins Survey, Abstract No. 1004, Collin County, Texas, and being all of Lot B1-7, Block B-1, Frisco Square Phase 2, an addition to the City of Frisco, Texas recorded in Cabinet P, Page 724, Map Records, Collin County, Texas, and being more particularly described as follows:

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BEGINNING at an X-cut found in concrete at the southeast corner of said Lot B1-7 at the intersection of the west Right-of-Way line of Coleman Boulevard (114’ Right-of-Way) and the north Right-of-Way line of Frisco Square Boulevard (70.5’ Right-of-Way) as dedicated to the City of Frisco recorded in Cabinet N, Page 690, Map Records, Collin County, Texas;

THENCE with the said north line of said Frisco Square Boulevard the following calls: South 82°20’57” West a distance of 23.08 feet to an X-cut found in concrete for corner; North 07°39’03” West a distance of 2.50 feet to an X-cut found in concrete for corner;

South 82°20’57” West a distance of 67.33 feet to a 5/8” iron rod with red cap marked KHA found for corner;

South 07°39’03” East a distance of 2.50 feet to a 5/8” iron rod with red cap marked KHA found for corner;

South 82°20’57” West a distance of 19.33 feet to a 5/8” iron rod with red cap marked KHA found for corner;

North 07°39’03” West a distance of 2.50 feet to a 5/8” iron rod with red cap marked KHA found for corner;

South 82°20’57” West a distance of 29.25 feet to a 5/8” iron rod with red cap marked KHA found for corner;

South 07°39’03” East a distance of 2.50 feet to a 5/8” iron rod with red cap marked KHA found for corner;

South 82°20’57” West a distance of 25.28 feet to a 5/8” iron rod with red cap marked KHA found for corner;

North 07°39’03” West a distance of 2.50 feet to a 5/8” iron rod with red cap marked KHA found for corner;

South 82°20’57” West a distance of 31.85 feet to a 5/8” iron rod with red cap marked KHA found for corner at the Southwest corner of said Lot B1-7;

THENCE North 07°39’03” West, departing the said north line of Frisco Square Boulevard and with the west line of said Lot B1-7, Block B-1 a distance of 81.75 feet to a 5/8” iron rod with red cap marked KHA found for corner in the south line of Lot B1-10, Block B-1 of said Frisco Square Phase 2;

THENCE along the south line of said Lot B1-10, Block B-1 the following calls:

North 82°20’57” East a distance of 17.08 feet to a 5/8” iron rod with red cap marked KHA found for corner;

South 07°39’03” East a distance of 0.75 feet to a 5/8” iron rod with red cap marked KHA found for corner;

6

North 82°20’57” East a distance of 14.77 feet to a 5/8” iron rod with red cap marked KHA found for corner;

North 07°39’03” West a distance of 1.50 feet to a 5/8” iron rod with red cap marked KHA found for corner;

North 82°20’57” East a distance of 25.28 feet to a 5/8” iron rod with red cap marked KHA found for corner;

South 07°39’03” East a distance of 1.50 feet to a 5/8” iron rod with red cap marked KHA found for corner;

North 82°20’57” East a distance of 15.19 feet to a 5/8” iron rod with red cap marked KHA found for corner;

North 07°39’03” West a distance of 0.75 feet to a 5/8” iron rod with red cap marked KHA found for corner;

North 82°20’57” East a distance of 17.34 feet to a 5/8” iron rod with red cap marked KHA found for corner;

South 07°39’03” East a distance of 0.75 feet to a 5/8” iron rod with red cap marked KHA found for corner;

North 82°20’57” East a distance of 12.20 feet to a 5/8” iron rod with red cap marked KHA found for corner;

North 37°20’57” East a distance of 10.61 feet to an X-cut found in concrete for corner; North 07°39’03” West a distance of 23.75 feet to an X-cut found in concrete for corner; North 82°20’57” East a distance of 82.75 feet to an X-cut found in concrete for corner in the west Right-of-Way line of said Coleman Boulevard;

THENCE with the west line of Coleman Boulevard the following calls:

South 07°39’03” East a distance of 91.13 feet to an X-cut set in concrete for corner; North 82°20’57” East a distance of 4.00 feet to an X-cut set in concrete for corner;

South 07°39’03” East a distance of 23.62 feet to the POINT OF BEGINNING and containing 0.4245 acres of land.

TRACT 8:

(OWNED BY BHFS IV, LLC; RESIDENTIAL TRANCHE AND MIXED-USE TRANCHE COLLATERAL):

BEING a tract of land situated in the W.B.  Watkins Survey, Abstract No.  1004, Collin County, Texas, and being part of a tract of land described in a deed to Frisco Square, Ltd. recorded in Volume 4721, Page 2560, Land Records, Collin County, Texas, and being more particularly described as follows:

7

BEGINNING at 5/8” iron rod with red cap marked KHA found at the southwest corner of Lot B1-7, Block B1, Frisco Square Phase 2, an addition to the City of Frisco, Texas recorded in Cabinet P, Page 724, Map Records, Collin County, Texas, said point being in the north Right-of-Way line of Frisco Square Boulevard (70.5’ Right-of-Way) as dedicated to the City of Frisco recorded in Cabinet N, Page 690, Map Records, Collin County, Texas;

THENCE with the north Right-of-Way line of said Frisco Square Boulevard the following calls: South 82°20’57” West a distance of 100.05 feet to a 5/8” iron rod with red cap marked KHA found for corner;

South 37°20’57” West a distance of 59.54 feet to a 5/8” iron rod with red cap marked KHA found for corner;

South 07°39’03” East a distance of 57.90 feet to a 5/8” iron rod with red cap marked KHA found for corner;

South 82°20’57” West a distance of 30.00 feet to a 5/8” iron rod with red cap marked KHA found for corner;

North 07°39’03” West a distance of 12.00 feet to a 5/8” iron rod with red cap marked KHA found for corner;

South 82°20’57” West a distance of 76.39 feet to a 1/2” iron rod with cap found for corner;

THENCE departing the north Right-of-Way line of said Frisco Square Boulevard the following calls:

North 07°39’03” West a distance of 8.75 feet to a 1/2” iron rod with cap found for corner; North 82°20’57” East a distance of 25.33 feet to a l/2” iron rod with cap found for corner;

North 07°39’03” West a distance of 87.25 feet to a l/2” iron rod with cap found for corner in the south line of Lot B1-10, Lot B1 of said Frisco Square Phase 2, from which a 5/8” iron rod found bears South 78°45’27” West a distance of 2.23 feet;

THENCE North 82°20’57” East with the south line of said Lot B1-10 a distance of 223.21 feet to a 5/8” iron rod with red cap marked KHA found for corner in the west line of said Lot B1-7;

THENCE South 07°39’03” East with the west line of said Lot B1 -7 a distance of 81.00 feet to the POINT OF BEGINNING and containing 0.6550 acres of land.

TRACT 9:

(OWNED BY BHFS IV, LLC; RESIDENTIAL TRANCHE AND MIXED-USE TRANCHE COLLATERAL):

BEING a tract of land situated in the W.B.  Watkins Survey, Abstract No. 1004, Collin County, Texas, and being part of a tract of land described in a deed to Frisco Square, Ltd. recorded in Volume 4721, Page 2560, Land Records, Collin County, Texas, and being more particularly described as follows:

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BEGINNING at 5/8” iron rod with red cap marked KHA found at the intersection the north Right-of-Way line of Frisco Square Boulevard (70.5’ Right-of-Way) and the east Right-of-Way line of Library Street (variable width Right-of-Way) as dedicated to the City of Frisco recorded in Cabinet N, Page 690, Map Records, Collin County, Texas;

THENCE with the northeast Right-of-Way line of said Frisco Square Boulevard the following calls: North 07°39’03” West a distance of 57.90 feet to a 5/8” iron rod with red cap marked KHA found for corner;

North 52°39’03” West a distance of 59.54 feet to a 5/8” iron rod with red cap marked KHA found for corner;

South 82°20’57” West a distance of 100.05 feet to a PK nail set in concrete for corner at the Southeast corner of Lot F1-10, Lot F1, Frisco Square Phase 2, an addition to the City of Frisco, Texas recorded in Cabinet P, Page 724, Map Records, Collin County, Texas;

THENCE North 07°39’03” West with the east line of said Lot F1-10 a distance of 81.00 feet to an X-cut in concrete found for corner in the south line of Lot F1-9, Lot F1, of said Frisco Square Phase

THENCE North 82°20’57” East with the south line of said Lot F1-9 a distance of 223.21 feet to a 1/2” iron rod with cap found for corner;

THENCE South 07°39’03” East a distance of 87.25 feet to a 1/2” iron rod with cap found for corner; THENCE North 82°20’57” East a distance of 25.33 feet to a 1/2” iron rod with cap found for corner;

THENCE South 07°39’03” East a distance of 81.75 feet to a 1/2” iron rod with cap found for corner in the north Right-of-Way line of said Frisco Square Boulevard;

THENCE with the north Right-of-Way line of said Frisco Square Boulevard the following calls: South 82°20’57” West a distance of 76.39 feet to a 1/2” iron rod with cap found for corner;

South 07°39’03” East a distance of 12.00 feet to a 5/8” iron rod with red cap marked KHA found for corner;

South 82°20’57” West a distance of 30.00 feet to the POINT OF BEGINNING and containing 0.6550 acres of land.

TRACT 12:

(OWNED BY BHFS IV, LLC; RESIDENTIAL TRANCHE AND MIXED-USE TRANCHE COLLATERAL):

BEING a tract of land situated in the W.B.  Watkins Survey, Abstract No. 1004, Collin County, Texas, and being all of Lot F1-9, Block F-1, Frisco Square Phase 2, an addition to the City of Frisco, Texas recorded in Cabinet P, Page 724, Map Records, Collin County, Texas, and being more particularly described as follows:

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BEGINNING at a X-cut in concrete found at the most northerly northwest corner of said Lot F1-9 in the east Right-of-Way line of Coleman Boulevard (114’ Right-of-Way) as dedicated to the City of Frisco recorded in Cabinet N, Page 690, Map Records, Collin County, Texas, said point being the southeast corner of Lot F1-1 of said Frisco Square Phase 2;

THENCE with the south line of said Lot F1-1 the following calls:

North 82°20’57” East a distance of 85.74 feet to an X-cut in concrete found for corner; North 07°39’03” West a distance of 14.21 feet to a X-cut in concrete found for corner; North 85°05’00” East a distance of 112.09 feet to aX-cut in concrete found for corner;

North 04°55’00” West a distance of 96.67 feet to aX-cut in concrete found for corner in the south Right-of-Way line of Main Street (variable width Right-of-Way);

THENCE North 85°05’00” East with the south Right-of-Way line of said Main Street a distance of 39.49 feet to an X-cut in concrete found for corner in the present west line of a tract of land described in a deed to Frisco Square, Ltd. recorded in Volume 4721, Page 2560, Land Records, Collin County, Texas;

THENCE departing the south Right-of-Way line of said Main Street and with the present west line of said Frisco Square, Ltd. tract the following calls:

South 04°55’00” East a distance of 100.00 feet to a 1/2” iron rod with cap found for corner; North 85°05’00” East a distance of 155.29 feet to a 1/2” iron rod with cap found for corner; South 04°55’00” East a distance of 84.59 feet to a 1/2” iron rod with cap found for corner;

North 82°20’57” East a distance of 252.44 feet to a 1/2” iron rod with cap found for corner; South 07°39’03” East a distance of 249.00 feet to a 1/2” iron rod with cap found for corner;

South 82°20’57” West a distance of 209.26 feet to a 1/2” iron rod with cap found for corner;

South 07°39’03” East a distance of 58.99 feet to a 1/2” iron rod with cap found for corner;

THENCE South 82°20’57” West passing at 15.91 feet a 1/2” iron rod with cap found at the northeast corner of future Lot 8, Block F1, and continuing for a total distance of 239.12 feet to an X-cut in concrete found at the northeast corner of Lot F1-10 of said Frisco Square Phase 2;

THENCE with the north line of said Lot F1-10 the following calls:

North 07°39’03” West a distance of 0.75 feet to an X-cut in concrete found for corner; South 82°20’57’’ West a distance of 17.08 feet to an X-cut in concrete found for corner; South 07°39’03” East a distance of 0.75 feet to an X-cut in concrete found for corner; South 82°20’57” West a distance of 14.77 feet to an X-cut in concrete found for corner; North 07°39’03” West a distance of 1.50 feet to an X-cut in concrete found for corner; South 82°20’57” West a distance of 25.28 feet to an X-cut in concrete found for corner; South 07°39’03” East a distance of 1.50 feet to an X-cut in concrete found for corner; South 82°20’57” West a distance of 15.19 feet to an X-cut in concrete found for corner; North 07°39’03” West a distance of 0.75 feet to an X-cut in concrete found for corner; South 82°20’57” West a distance of 17.34 feet to an X-cut in concrete

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found for corner; South 07°39’03” East a distance of 0.75 feet to an X-cut in concrete found for corner; South 82°20’57’’ West a distance of 12.20 feet to an X-cut in concrete found for corner; North 52°39’03” West a distance of 10.61 feet to an X-cut in concrete found for corner; North 07°39’03” West a distance of 23.75 feet to an X-cut in concrete found for corner;

South 82°20’57” West a distance of 82.75 feet to an X-cut in concrete found for corner in the said east Right-of-Way line of Coleman Boulevard;

THENCE North 07°39’03” West with the east Right-of-Way line of said Coleman Boulevard a distance of 38.31 feet to an X-cut in concrete found at the southwest corner of Lot F1-11 of said Frisco Square Phase 2;

THENCE with the south, east and north line of said Lot F1-11 the following calls:

North 82°20’57” East a distance of 82.97 feet to an X-cut in concrete found for corner; North 07°39’03” West a distance of 4.84 feet to an X-cut in concrete found for corner;

North 82°20’57” East a distance of 7 L70 feet to a 5/8” iron rod with red cap marked KHA found for corner;

North 07°39’03” West a distance of 280.50 feet to a 5/8” iron rod with red cap marked KHA found for corner;

South 82°20’57” West a distance of 71.70 feet to an X-cut in concrete found for corner; North 07°39’03” West a distance of 5.50 feet an X-cut in concrete found for corner;

South 82°20’57” West a distance of 82.97 feet to an X-cut in concrete found for corner in the east Right-of-Way line of said Coleman Boulevard;

THENCE North 07°39’03” West with the east Right-of-Way line of said Coleman Boulevard a distance of 35.84 feet to the POINT OF BEGINNING and containing 4.0828 acres of land.

TRACT 13:

(OWNED BY BHFS IV, LLC; RESIDENTIAL TRANCHE AND MIXED-USE TRANCHE COLLATERAL):

BEING a tract of land situated in the W.B.  Watkins Survey, Abstract No.  1004, Collin County, Texas, and being all of Lot B1-10, Block B-1, Frisco Square Phase 2, an addition to the City of Frisco, Texas recorded in Cabinet P, Page 724, Map Records, Collin County, Texas, and being more particularly described as follows:

BEGINNING at a 5/8” iron rod with red cap marked KHA found at the most northerly northwest corner of said Lot B l-1 0 in the south Right-of-Way line of Main Street (variable width Right-of -Way);

THENCE North 85°05’00” East with the south Right-of-Way line of said Main Street a distance of 39.25 feet to a 5/8” iron rod with red cap marked KHA found at the northwest corner of Lot B1-5 of said Frisco Square Phase 2;

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THENCE departing the south Right-of-Way line of said Main Street and with the west and south line of said Lot B1-5 the following calls:

South 04°55’00” East a distance of 100.00 feet to a 5/8” iron rod with red cap marked KHA found for corner;

North 85°05’00” East a distance of 120.62 feet to a 1/2” iron rod with cap found for corner;

South 07°39’03” East a distance of 24.51 feet to a 5/8” iron rod with red cap marked KHA found for corner, from which a 1/2” iron rod found bears South 47°57’00” East a distance of 1.34 feet;

North 82°20’57” East a distance of 85.74 feet to a 5/8” iron rod with red cap marked KHA found for corner in the west Right-of-Way line of Coleman Boulevard (114’ Right-of-Way) as dedicated to the City of Frisco recorded in Cabinet N, Page 690, Map Records, Collin County, Texas, from which a 1/2” iron rod found bears South 22°06’46” East a distance of 0.60 feet;

THENCE South 07°39’03” East with the west Right-of-Way line of said Coleman Boulevard a distance of 35.84 feet to an X-cut found in concrete at the northeast corner of Lot B1-6 of said Frisco Square Phase 2;

THENCE departing the west Right-of-Way line of said Coleman Boulevard and with the north, west and south line of said Lot B1-6 the following calls:

South 82°20’57” West a distance of 82.97 feet to an X-cut found in concrete for corner; South 07°39’03” East a distance of 5.50 feet to an X-cut found in concrete for corner; South 82°20’57” West a distance of 71.70 feet to an X-cut found in concrete for corner;

South 07°39’03” East a distance of 280.50 feet to a 5/8” iron rod with red cap marked KHA found for corner;

North 82°20’57” East a distance of 71.70 feet to an X-cut found in concrete for corner; South 07°39’03” East a distance of 4.84 feet to an X-cut found in concrete for corner;

North 82°20’57” East a distance of 82.97 feet to an X-cut found in concrete for corner in the west Right-of-Way line of said Coleman Boulevard;

THENCE South 07°39’03” East west Right-of-Way line of said Coleman Boulevard a distance of 38.31 feet to an X-cut found in concrete at the northeast corner of Lot B1-7 of said Frisco Square Phase 2;

THENCE departing the west Right-of-Way line of said Coleman Boulevard and with the north line of said Lot B1-7 the following calls:

South 82°20’57” West a distance of 82.75 feet to an X-cut found in concrete for corner; South 07°39’03” East a distance of 23.75 feet to an X-cut found in concrete for corner;

South 37°20’57” West a distance of 10.61 feet to a 5/8” iron rod with red cap marked KHA found for corner;

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South 82°20’57” West a distance of 12.20 feet to a 5/8” iron rod with red cap marked KHA found for corner;

North 07°39’03” West a distance of 0.75 feet to a 5/8” iron rod with red cap marked KHA found for corner;

South 82°20’57” West a distance of 17.34 feet to a 5/8” iron rod with red cap marked KHA found for corner;

South 07°39’03” East a distance of 0.75 feet to a 5/8” iron rod with red cap marked KHA found for corner;

South 82°20’57” West a distance of 15.19 feet to a 5/8” iron rod with red cap marked KHA found for corner;

North 07°39’03” West a distance of 1.50 feet to a 5/8” iron rod with red cap marked KHA found for corner;

South 82°20’57” West a distance of 25.28 feet to a 5/8” iron rod with red cap marked KHA found for corner;

South 07°39’03” East a distance of 1.50 feet to a 5/8” iron rod with red cap marked KHA found for corner;

South 82°20’57” West a distance of 14.77 feet to a 5/8” iron rod with red cap marked KHA found for corner;

North 07°39’03” West a distance of 0.75 feet to a 5/8” iron rod with red cap marked KHA found for corner;

South 82°20’57” West a distance of 17.08 feet to a 5/8” iron rod with red cap marked KHA found for corner;

South 07°39’03” East a distance of 0.75 feet to a 5/8” iron rod with red cap marked KHA found for corner in the north line of future Lot 8, Block B1;

THENCE South 82°20’57” West with the north line of said future Lot 8, Block B1, passing at 223.21 feet a 1/2” iron rod with cap found at the northwest corner of said future Lot 8, Block B1, and continuing for a total distance of 285.62 feet to a l/2” iron rod with cap found for corner in the present east line of a tract of land described in a deed to Frisco Square, Ltd. recorded in Volume 4721, Page 2560, Land Records, Collin County, Texas;

THENCE with the present east line of said Frisco Square, Ltd. tract the following calls: North 07°39’03” West a distance of 111.50 feet to a 1/2” iron rod with cap found for corner; South 82°20’57” West a distance of 57.76 feet to a 1/2” iron rod with cap found for corner; North or 39’03” West a distance of 246.50 feet to a 1/2” iron rod with cap found for corner;

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North 82°20’57” East a distance of 105.76 feet to a 1/2” iron rod with cap found for corner; North 07°39’03” West a distance of 67.00 feet to a 1/2” iron rod with cap found for corner; North 82°20’57” East a distance of 184.15 feet to a 1/2” iron rod with cap found for corner;

North 04°55’00” West a distance of 103.38 feet to the POINT OF BEGINNING and containing 3.8689 acres of land.

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EXHIBIT “C-1”

LEGAL DESCRIPTION OF BHFS II PROPERTY

PARCEL I

(OWNED BY BHFS II, LLC; BHFS II COLLATERAL):

BEING a tract of land situated in the W.B.  Watkins Survey, Abstract No. 1004, Collin County, Texas, and being all of Lot F1-10, Block F-1, Frisco Square Phase 2, an addition to the City of Frisco, Texas recorded in Cabinet P, Page 724, Map Records, Collin County, Texas.

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EXHIBIT “C-2”

LEGAL DESCRIPTION OF BHFS III PROPERTY

PARCEL II

(OWNED BY BHFS III, LLC; BHFS III COLLATERAL):

BEING a tract of land situated in the W.B. Watkins Survey, Abstract No. 1004, Collin County, Texas, and being all of Lot F1-1, Block F-1, Frisco Square Phase 2, an addition to the City of Frisco, Texas recorded in Cabinet P, Page 724, Map Records, Collin County, Texas.

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EXHIBIT “C-3”

LEGAL DESCRIPTION OF BHFS IV PROPERTY

(Tracts 7, 10 and 11)

PARCEL III

(OWNED BY BHFS IV, LLC; BHFS IV COLLATERAL):

BEING a tract of land situated in the W.B.  Watkins Survey, Abstract No. 1004, Collin County, Texas, and being all of Lot B1-5, Block B-1, Frisco Square Phase 2, an addition to the City of Frisco, Texas recorded in Cabinet P, Page 724, Map Records, Collin County, Texas.

PARCEL IV

(OWNED BY BHFS IV, LLC; BHFS IV COLLATERAL):

BEING a tract of land situated in the W.B.  Watkins Survey, Abstract No. 1004, Collin County, Texas, and being all of Lot F1-11, Block F-1, Frisco Square Phase 2, an addition to the City of Frisco, Texas recorded in Cabinet P, Page 724, Map Records, Collin County, Texas.

PARCEL V

(OWNED BY BHFS IV, LLC; BHFS IV COLLATERAL):

BEING a tract of land situated in the W.B.  Watkins Survey, Abstract No.  I 004, Collin County, Texas, and being all of Lot B1-6, Block B-1, Frisco Square Phase 2, an addition to the City of Frisco, Texas recorded in Cabinet P, Page 724, Map Records, Collin County, Texas.

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EXHIBIT “D”

DEFINITIONS AND FINANCIAL STATEMENTS

1.                                      DEFINITIONS:

As used in this Agreement and the attached exhibits, the following terms shall have the following meanings:

“2008 Loan” is defined in the Recitals to this Agreement.

“2008 Loan Agreement” is defined in the Recitals to this Agreement.

“2008 Loan Documents” means the 2008 Notes, the 2008 Loan Agreement, and such other documents evidencing, securing or pertaining to the 2008 Loan, as they may be amended, modified, restated, replaced and supplemented from time to time.

“2008 Notes” is defined in the Recitals to this Agreement.

“Administrative Agent” means Bank of America, N.A., in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

“Administrative Agent Advances” has the meaning set forth in Section 1.14 of this Agreement.

“Administrative Agent’s Office” means Administrative Agent’s address and, as appropriate, account as set forth on the Schedule of Lenders, or such other address or account as Administrative Agent hereafter may from time to time notify Borrower and Lenders.

“Administrative Agent’s Time” means the time of day observed in the city where Administrative Agent’s office is located.

“Affiliate” means any person directly or indirectly through one or more intermediaries controlling, controlled by, or under direct or indirect common control with, such person. A person shall be deemed to be “controlled by” any other person if such other person possesses, directly or indirectly, power (a) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing members or partners or the equivalent; or (b) to direct or cause the direction of the management and policies of such person whether by contract or otherwise.

“Agent-Related Persons” means Administrative Agent, together with its Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such persons and Affiliates.

“Agreement” has the meaning set forth in the introductory paragraph of this Agreement, and includes all exhibits attached hereto and referenced in Section 1.1.

“Allocated Debt Amount” has the meaning set forth in Section 3.11 of this Agreement.

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“Approved Lease” is defined in Exhibit “I” of this Agreement.

“Approved Commercial Lease” is defined in Exhibit “I” of this Agreement.

“Approved Fund” has the meaning set forth in Section 7.5(h)(iii) of this Agreement.

“Approved Purpose” means the refinancing of the Indebtedness.

“Approved Residential Lease” is defined in Exhibit “I” of this Agreement.

“Assignment and Assumption” means an Assignment and Assumption substantially in the form of Exhibit “I”.

“Assumed Debt Service” shall mean, with respect to any particular period of time, interest and principal payments due under the Notes for such period at an interest rate of five percent (5.00%) and monthly principal payments which would be sufficient to repay the Principal Debt of the Loan in full over a period of 30 years.

“Bankruptcy Court” is defined in the Recitals to this Agreement.

“Bankruptcy Proceeding” is defined in the Recitals to this Agreement.

“Base Improvements” is defined in the Recitals to this Agreement.

“BH Guarantor” means Behringer Harvard Opportunity REIT I, Inc., a Maryland corporation.

“BH Member” means Behringer Harvard Frisco Square LP, a Delaware limited partnership.

“BHFS I” is defined in the Recitals to this Agreement.

“BHFS I Loan” is defined in the Recitals to this Agreement.

“BHFS II Collateral” is defined in the Recitals to this Agreement.

“BHFS II Deed of Trust” is defined in the Recitals to this Agreement.

“BHFS II First Note” is defined in the Recitals to this Agreement.

“BHFS II Improvements” is defined in the Recitals to this Agreement.

“BHFS II Loan” is defined in the Recitals to this Agreement.

“BHFS II Modification Deed of Trust” is defined in the Recitals to this Agreement.

“BHFS II Note” is defined in the Recitals to this Agreement.

“BHFS II Property” is defined in the Recitals to this Agreement.

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“BHFS II Second Note” is defined in the Recitals to this Agreement.

“BHFS II Third Note” is defined in the Recitals to this Agreement.

“BHFS III Amended Deed of Trust” is defined in the Recitals to this Agreement.

“BHFS III Collateral” is defined in the Recitals to this Agreement.

“BHFS III Deed of Trust” is defined in the Recitals to this Agreement.

“BHFS III First Note” is defined in the Recitals to this Agreement.

“BHFS III Improvements” is defined in the Recitals to this Agreement.

“BHFS III Loan” is defined in the Recitals to this Agreement.

“BHFS III Modification Deed of Trust” is defined in the Recitals to this Agreement.

“BHFS III Note” is defined in the Recitals to this Agreement.

“BHFS III Property” is defined in the Recitals to this Agreement.

“BHFS III Second Note” is defined in the Recitals to this Agreement.

“BHFS III Third Note” is defined in the Recitals to this Agreement.

“BHFS IV Amended Deed of Trust” is defined in the Recitals to this Agreement.

“BHFS IV Collateral” is defined in the Recitals to this Agreement.

“BHFS IV Deed of Trust” is defined in the Recitals to this Agreement.

“BHFS IV First Note” is defined in the Recitals to this Agreement.

“BHFS IV Improvements” is defined in the Recitals to this Agreement.

“BHFS IV Loan” is defined in the Recitals to this Agreement.

“BHFS IV Modification Deed of Trust” is defined in the Recitals to this Agreement.

“BHFS IV Note” is defined in the Recitals to this Agreement.

“BHFS IV Property” is defined in the Recitals to this Agreement.

“BHFS IV Third Note” is defined in the Recitals to this Agreement.

“BHFS IV Third Note” is defined in the Recitals to this Agreement.

“BHFS LP” is defined in the Recitals to this Agreement.

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“BHFS Mixed-Use Loan” is defined in the Recitals to this Agreement.

“BHFS Theater” is defined in the Recitals to this Agreement.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where Administrative Agent’s Office is located.

“Capital Expenditures” shall mean, for any period, the amount expended for items capitalized under GAAP (including expenditures for building improvements or major repairs).

“Claims” means any and all claims, demands, liabilities (including strict liability), losses, damages (including consequential damages), causes of action, judgments, penalties, fines, costs and expenses (including fees, costs and expenses of attorneys, consultants, contractors, experts and laboratories incurred in good faith), of any and every kind of character, contingent or otherwise, matured or unmatured, known or unknown, foreseeable or unforeseeable.

“Closing Date” means the date of this Agreement.

“Collin County Records” is defined in the Recitals to this Agreement.

“Commercial Lease” is defined in Exhibit “H” of this Agreement.

“Consequential Loss” is defined in Section 1.7 of this Agreement.

“Debtor Notice Person” has the meaning set forth in Section 5.1(a) of this Agreement.

“Debtor Relief Laws” means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Debt Service Coverage Ratio” means, for any period, the ratio of Net Cash Flow over Assumed Debt Service.  In determining Debt Service Coverage Ratio, the Net Cash Flow for the immediately preceding 12 months will be used.

“December 2012 Partial Prepayment” is defined in the Recitals to this Agreement.

“Deeds of Trust” is defined in the Recitals to this Agreement.

“Default” has the meaning set forth in Section 5.1 of this Agreement.

“Defaulting Lender” means a Lender that fails to pay its Pro Rata Share of a Payment Amount within five (5) Business Days after notice from Administrative Agent, until such Lender cures such failure as permitted in this Agreement.

“Defaulting Lender Amount” means the Defaulting Lender’s Pro Rata Share of a Payment Amount.

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“Defaulting Lender Payment Amounts” means a Defaulting Lender Amount plus interest from the date such Defaulting Lender Amount was funded by Administrative Agent and/or an Electing Lender, as applicable, to the date such amount is repaid to Administrative Agent and/or such Electing Lender, as applicable, at the rate per annum applicable to such Defaulting Lender Amount under the Loan or otherwise at the Loan Rate.

“Dispute” means any controversy, claim or dispute between or among the parties to this Agreement, including any such controversy, claim or dispute arising out of or relating to (a) this Agreement, (b) any other Loan Document, (c) any related agreements or instruments, or (d) the transaction contemplated herein or therein (including any claim based on or arising from an alleged personal injury or business tort).

“Effective Date” means December 27, 2012.

“Electing Lender” has the meaning set forth in Section 1.12 of this Agreement.

“Electing Notice” has the meaning set forth in Section 1.12 of this Agreement.

“Eligible Assignee” has the meaning set forth in Section 7.5(h) of this Agreement.

“Environmental Indemnity Agreement” means, collectively, (a) that certain Environmental Indemnity Agreement dated July 28, 2008, executed by BHFS II and Guarantor; that certain Environmental Indemnity Agreement dated July 28, 2008, executed by BHFS III and Guarantor; and that certain Environmental Indemnity Agreement dated July 28, 2008, executed by BHFS IV and Guarantor.

“Fairways Guarantor” means Fairways Frisco, LP, a Texas limited partnership.

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upwards to the next higher 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by Administrative Agent.

“Financial Statements” means (i) for each reporting party other than an individual, a balance sheet, income statement, statements of cash flow and amounts and sources of contingent liabilities, a reconciliation of changes in equity and (as to any Guarantor to which a liquidity covenant applies) liquidity verification, and unless Administrative Agent otherwise consents, consolidated and consolidating statements if the reporting party is a holding company or a parent of a subsidiary entity, each prepared in accordance with GAAP; and (ii) for each reporting party who is an individual, a balance sheet, statements of amount and sources of contingent liabilities, sources and uses of cash and liquidity verification and, unless Administrative Agent otherwise consents, Financial Statements for each entity owned or jointly owned by the reporting party, each prepared in accordance with GAAP.  For purposes of this definition and any covenant

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requiring the delivery of Financial Statements, each party for whom Financial Statements are required is a “reporting party” and a specified period to which the required Financial Statements relate is a “reporting period”.

“GAAP” means generally accepted accounting principles set forth in opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, in each case as the same are applicable to the circumstances as of the date of determination.

“Gross Income from Operations” shall mean all income, computed in accordance with GAAP derived from the ownership and operation of the Property from whatever source, including, but not limited to, rents, utility charges, escalations, service fees or charges, license fees, parking fees, rent concessions or credits, and other required pass-throughs, but excluding sales, use and occupancy or other taxes on receipts required to be accounted for by Borrower to any Governmental Authority, refunds and uncollectible accounts, sales of furniture, fixtures and equipment, insurance proceeds (other than business interruption or other loss of income insurance), interest on credit accounts, security deposits, utility and other similar deposits.

“Governmental Authority” shall mean any court, board, agency, commission, office, central bank or other authority of any nature whatsoever for any governmental unit (federal, State, county, district, municipal, city, country or otherwise) or quasi-governmental unit whether now or hereafter in existence.

“Guarantor” means, collectively, BH Guarantor and Fairways Guarantor.

“Guaranty” means, collectively the Original Guaranty and the New Guaranty.

“Improvements” means, collectively, the Base Improvements, together with all necessary furniture, fixtures and equipment, and appurtenances owned by Borrowers and now or later to be located on the Land and/or in such improvements.

“Indebtedness” means any and all indebtedness to Administrative Agent or Lenders evidenced, governed or secured by, or arising under, any of the Loan Documents, including the Loan.

“Indemnified Liabilities” has the meaning set forth in Section 6.1.

“Indemnified Parties” means (i) Administrative Agent on behalf of itself and the Lenders, and each Lender; (ii) the Trustee(s) under the Deeds of Trust (the “Trustee”); (ii) any persons or entities owned or controlled by, owning or controlling, or under common control or affiliated with Lender and/or Trustee; (iii) any participants in the Loan; (iv) the directors, officers, partners, employees and agents of Administrative Agent or any Lender and/or Trustee, and/or such persons or entities; and (v) the heirs, personal representatives, successors and assigns of each of the foregoing persons or entities.

“Land” means the real property described in Exhibit “A” attached hereto.

6

“Laws” means all constitutions, treaties, statutes, laws, ordinances, regulations, rules, orders, writs, injunctions, or decrees of the United States of America, any state or commonwealth, any municipality, any foreign country, any territory or possession, or any Tribunal.

“Leasing Commissions” means leasing commissions, fees or similar compensation payable by any Borrower in connection with Approved Commercial Leases, including amounts approved in writing by Administrative Agent in connection with the approval of an Approved Commercial Lease requiring Administrative Agent’s approval.

“Lender” means Bank of America, N.A. and Regions Bank, an Alabama banking corporation, and their respective successors and assigns.

“Lending Office” means, as to any Lender, the office or offices of such Lender described as such on the Schedule of Lenders, or such other office or offices as such Lender may from time to time notify Borrowers and Administrative Agent.

“LIBOR” means, with respect to each LIBOR Interest Period, that rate for deposits in U.S. dollars for a period comparable to the term of such LIBOR Interest Period which appears on Reuters Screen LIBOR01 Page (or such other page that may replace that page on that service or on such other comparable financial information reporting service used by the Administrative Agent, in its discretion, at the time such rate is determined) as of 11:00 a.m., London, England time on the related LIBOR Determination Date.  If such rate shall cease to be published or announced, LIBOR shall be determined by Lenders to be the offered rate as announced by a recognized commercial service as representing the average British Bankers Association Interest Settlement Rate for deposits in United States Dollars (for delivery on the first day of such LIBOR Interest Period) for a term equivalent to such LIBOR Interest Period as of 11:00 a.m. on the relevant LIBOR Determination Date.  If the rates referenced in the two preceding sentences are not available, then LIBOR for the relevant LIBOR Interest Period will be determined by an alternate method reasonably selected by Lenders.

“LIBOR Business Day” means a Business Day which is also a London Banking Day.

“LIBOR Determination Date” means a day that is two (2) LIBOR Business Days prior to the beginning of the relevant LIBOR Interest Period.

“LIBOR Interest Period” means a period of one month.  The first day of the interest period must be a LIBOR Business Day.  The last day of the interest period and the actual number of days during the interest period will be determined by Administrative Agent using the practices of the London interbank market.

“Lien” means any lien (including any lien or security title granted pursuant to any mortgage, deed of trust or deed to secure debt), pledge, hypothecation, assignment, security interest, charge, levy, attachment, restraint or encumbrance of any kind, in each case, granted as security for a debt obligation (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

“Loan” is defined in the Recitals to this Agreement.

7

“Loan Documents” means this Agreement (including all exhibits), the Security Documents, the Note, the Guaranty, financing statements, the Environmental Indemnity Agreement, and such other documents evidencing, securing or pertaining to the Loan as shall, from time to time, be executed and/or delivered by Borrower, Guarantor, or any other party to Administrative Agent or any Lender pursuant to this Agreement, as they may be amended, modified, restated, replaced and supplemented from time to time.

“Loan Extension” has the meaning set forth in Section 1.10(d) of this Agreement.

“Loan Parties” mean Administrative Agent and Lenders, together with their respective successors and assigns.

“Loan Rate” means LIBOR, as of the applicable LIBOR Determination Date, plus three hundred basis points.

“London Banking Day” means a day on which dealings in dollar deposits are conducted by and between banks in the London interbank eurodollar market.

“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, liabilities (actual or contingent), condition (financial or otherwise) or prospects of any Borrower; or (b) the business or financial ability of any Borrower or Guarantor to fulfill any material obligation under the Loan Documents is materially impaired; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any party to the Loan Documents of any Loan Document to which it is a party.

“Material Lease” means any Commercial Lease covering more than 10,000 square feet of space.

“Maturity Date” means, as to each Loan, December 27, 2017 (sixty (60) months after the date of this Agreement) as it may be earlier terminated or extended in accordance with the terms hereof.

“Modification Order” has the meaning set forth in Section 3.13 of this Agreement.

“Net Cash Flow” for any period shall mean the amount obtained by subtracting Operating Expenses and Capital Expenditures for such period from Gross Income from Operations for such period.

“New Guaranty” means that certain Guaranty Agreement, dated as of the Effective Date, executed by BH Guarantor, in favor of Administrative Agent for the ratable benefit of Bank of America, N.A. and Regions Bank, an Alabama banking corporation, regarding the obligations of Borrowers under the Loan and the obligations of Theater Borrower under the Theater Loan.

“Note” means, individually, the BHFS II Note, the BHFS III Note and the BHFS IV Note, and the term “Notes” means all of the foregoing, collectively.

“NRSF” means net rentable square feet.

8

“Obligations” means all liabilities, obligations, covenants and duties of, any party to a Loan Document arising under or otherwise with respect to any Loan Document, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrues after the commencement by or against any party to a Loan Document or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceedings.

“Office Improvements” means approximately 102,594 NRSF of office space, consisting of an office building containing approximately 50,277 NRSF included within the BHFS II Collateral, an office building containing approximately 49,047 NRSF included within the BHFS III Collateral, and approximately 3,350 NRSF of office space included within the BHFS IV Collateral.

“On” or “on”, when used with respect to the Property or any property adjacent to the Property, means “on, in, under, above or about”.

“Operating Expenses” shall mean the total of all expenditures, computed in accordance with GAAP, of whatever kind relating to the operation, maintenance and management of the Property that are incurred on a regular monthly or other periodic basis, including without limitation, utilities, ordinary repairs and maintenance, insurance premiums, license fees, Property taxes and assessments, advertising and marketing expenses, franchise fees, management fees, payroll and related taxes, computer processing charges, operational equipment or other lease payments as approved by Lenders, and other similar costs, but excluding depreciation, Assumed Debt Service, and Capital Expenditures.

“Order” is defined in the Recitals to this Agreement.

“Original BHFS II Deed of Trust” is defined in the Recitals to this Agreement.

“Original BHFS III Deed of Trust” is defined in the Recitals to this Agreement.

“Original BHFS IV Deed of Trust” is defined in the Recitals to this Agreement.

“Original Collateral” is defined in the Recitals to this Agreement.

“Original Guaranty” means that certain Guaranty Agreement dated July 28, 2008 executed by BH Guarantor and Fairways Frisco, LP, a Texas limited partnership, for the benefit of Administrative Agent.

“Participant” has the meaning set forth in Section 6.5(d) of this Agreement.

“Past Due Rate” is defined in Section 1.5 of this Agreement.

“Patriot Act” has the meaning set forth in Section 7.20 of this Agreement.

9

“Payment Amount” means an unreimbursed Administrative Agent Advance, an unreimbursed Indemnified Liability, or any other amount that a Lender is required to fund under this Agreement.

“Plan” is defined in the Recitals to this Agreement.

“Prepaid Principal” is defined in Section 1.6 of this Agreement.

“Prime Rate” means, on any day, the rate of interest per annum then most recently established by Administrative Agent as its “prime rate,” it being understood and agreed that such rate is set by Administrative Agent as a general reference rate of interest, taking into account such factors as Administrative Agent may deem appropriate, that it is not necessarily the lowest or best rate actually charged to any customer or a favored rate, that it may not correspond with future increases or decreases in interest rates charged by other lenders or market rates in general, and that Administrative Agent may make various business or other loans at rates of interest having no relationship to such rate.  If Administrative Agent (including any subsequent Administrative Agent) ceases to exist or to establish or publish a prime rate from which the Prime Rate is then determined, the applicable variable rate from which the Prime Rate is determined thereafter shall be instead the prime rate reported in The Wall Street Journal (or the average prime rate if a high and a low prime rate are therein reported), and the Prime Rate shall change without notice with each change in such prime rate as of the date such change is reported.

“Principal Debt” means the aggregate unpaid principal balance of the Loan at the time in question.

“Property Management Agreement” means the Property Management Agreement dated September 20, 2005, by and between BH Guarantor, Behringer Harvard Opportunity OP O, LP, a Texas limited partnership, and HPT Management Services LP, a Texas limited partnership, as amended and restated by the Amended and Restated Property Management and Leasing Agreement dated March 9, 2006 and the Second Amended and Restated Property Management and Leasing Agreement dated December 29, 2006.

“Pro Rata Share” means, with respect to each Lender at any time, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the total outstanding amount of all Indebtedness held by such Lender at such time and the denominator of which is the total outstanding amount of all Indebtedness at such time. The initial Pro Rata Share of each Lender named on the signature pages hereto is set forth opposite the name of that Lender on the Schedule of Lenders.

“Property” means the fee estate in the Land, the Improvements and all other property constituting the “Property,” as described in the Deeds of Trust, or subject to a right, lien or security interest to secure the Loan pursuant to any other Loan Document.

“Qualified Commercial Lease” means each Approved Commercial Lease which meets the following additional criteria: (i) the unexpired term of the Approved Commercial Lease is greater than six (6) months (unless the applicable Borrower has executed an Approved Commercial Lease with a term commencing on or about the expiration date of the existing, expiring Lease), (ii) the Tenant under such Approved Commercial Lease has accepted and is in

10

occupancy of its respective leased premises in accordance with the terms of such Approved Commercial Lease, (iii) the commencement date of such Approved Commercial Lease has occurred and the Tenant has commenced the payment of base rental thereunder, and (iv) the Tenant is not the subject of any bankruptcy, insolvency or similar creditor’s rights proceedings and is not in default (beyond a period of thirty (30) days) of its monetary obligations under the Approved Commercial Lease.

“Register” has the meaning set forth in Section 7.5(c) of this Agreement.

“Release Date” means the earlier of the following two dates: (i) the date on which the indebtedness and obligations secured by the Deeds of Trust have been paid and performed in full and the Deeds of Trust has been released; or (ii) the date on which the lien of the Deeds of Trust is fully and finally foreclosed or a conveyance by deed in lieu of such foreclosure is fully and finally effective and possession of the Property has been given to and accepted by the purchaser or grantee free of occupancy and claims to occupancy by Borrower and their heirs, devisees, representatives, successors and assigns; provided that, if such payment, performance, release, foreclosure or conveyance is challenged, in bankruptcy proceedings or otherwise, the Release Date shall be deemed not to have occurred until such challenge is validly released, dismissed with prejudice or otherwise barred by law from further assertion.

“Release Parcel” is defined in Section 3.11 of this Agreement.

“Release Price” is defined in Section 3.11 of this Agreement.

“Residential Improvements” means the 114-unit multifamily apartment complex on the BHFS IV Property.

“Retail Improvements” means approximately 70,694 NRSF of retail space, consisting of approximately 39,721 NRSF of ground floor retail included within the BHFS IV Collateral, approximately 11,097 NRSF of ground floor retail included within the BHFS II Collateral, approximately 14,716 NRSF of ground floor retail included within the BHFS III Collateral, and approximately 3,422 NRSF of ground floor retail space included within the BHFS IV Collateral.

“Required Lenders” means as of any date of determination at least two Lenders holding in the aggregate at least 66-2/3% of the total outstanding amount of all Indebtedness; provided that the Commitment of, and the portion of the total outstanding amount of all Indebtedness held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

“Security Agreement” means that certain Security Agreement dated November 25, 2009, executed by Syndicated Borrowers, granting certain security interests to Administrative Agent.

“Security Documents” means, collectively, each Deeds of Trust, each Assignment of Lease and Rents, the Security Agreement, and all other deeds of trust, mortgages, security agreements, pledge agreements, assignments and all other instruments or documents (including UCC-1 financing statements, fixture filings, UCC-3 amendments of financing statements or similar documents required or advisable in order to perfect or maintain the Liens created by the Security Documents) delivered by any Borrower pursuant to this Agreement or any of the other

11

Loan Documents, whether such delivery is prior to, contemporaneous with or after delivery of this Agreement, in order to grant to Administrative Agent the Liens in real, personal or mixed property of that Person, and to maintain such Liens, as each of the foregoing may be amended, restated, consolidated, supplemented or otherwise modified from time to time in accordance with the terms thereof and hereof.

“Schedule of Lenders” means the schedule of Lenders party to this Agreement as set forth on Exhibit “M”, as it may be modified from time to time in accordance with this Agreement.

“Subsidiary” means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries.

“Supplemental Syndicated Claim Order” is defined in the Recitals to this Agreement.

“Supplemental Syndicated Note” is defined in the Recitals to this Agreement.

“Swap Transaction” means any agreement, whether or not in writing, entered into between any Borrower and a Lender acceptable to the Lenders (such financial institution is referred to herein as “Swap Bank”)  relating to any transaction entered into for the purpose of hedging risks related to the Note that is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond, note or bill option, interest rate option, forward foreign exchange transaction, cap, collar or floor transaction, currency swap, cross-currency rate swap, swap option currency option or any other, similar transaction (including any option to enter into any of the foregoing) or any combination of the foregoing, and, unless the context otherwise clearly requires, any form of mater agreement published by the International Swaps and Derivatives Association, Inc., or any other master agreement, entered into between a Swap Bank and any Borrower, together with any related schedules, as amended, supplemented, superseded or replaced from time to time, relating to or governing any or all of the foregoing.

“Syndicated Borrowers” is defined in the Recitals to this Agreement.

“Taxes” shall have the meaning set forth in Section 1.09(a).

“Tenant” means each tenant under an Approved Lease.

“Tenant Improvements” means any interior finish out, fixtures and other tenant improvements required to be constructed by or on behalf of Borrower under the terms of any Approved Commercial Lease.  Tenant Improvements does not include any Base Improvements.

“Theater Borrower” means BHFS Theater, LLC, a Delaware limited liability company.

“Theater Lender” is defined in the Recitals to this Agreement.

12

“Theater Loan” means that certain loan in the original principal balance of $5,047,057.00 from Bank of America, N.A., as administrative agent, and other lenders from time to time a party to such loan, to Theater Borrower.

“Theater Loan Agreement” is defined in the Recitals to this Agreement.

“Theater Note” is defined in the Recitals to this Agreement.

“Title Company” means Republic Title of Texas, Inc.

“Title Policies” means loan policies of title insurance in a form acceptable to Lenders, in their sole and absolute discretion, issued by the Title Company, on a coinsurance or reinsurance basis (with direct access endorsement or rights) if required by Lender, in the maximum amount of the Loan insuring that the Deeds of Trust constitute valid first and prior liens covering the BHFS II Property, BHFS III Property, BHFS IV Property, Base Improvements and Parking Property (as defined in the Parking and Access Agreement), subject only to those exceptions that Lenders may approve in writing and containing those endorsements that Lenders may require.

“Tribunal” means any state, commonwealth, federal, foreign, territorial or other court or governmental department, commission, board, bureau, district, authority, agency, central bank, or instrumentality, or any arbitration authority.

2.                                    FINANCIAL STATEMENTS:

Borrower shall provide or cause to be provided to Administrative Agent (with a copy for each Lender) all of the following:

(a)                                 Financial Statements of Borrower, for each fiscal year of Borrower, as soon as reasonably practicable and in any event within one hundred twenty (120) days after the close of each fiscal year.

(b)                                 For each calendar month (and for the fiscal year through the end of that month) a statement of all income and expenses in connection with the Property, certified in writing as true and correct by an authorized representative of Borrower satisfactory to Administrative Agent, delivered within thirty (30) days after the end of such calendar month. Items provided under this paragraph shall be in form and detail satisfactory to Administrative Agent.

(c)                                  On or before the Closing Date and on or before December 15th of each calendar year, a capital and operating budget for the Property for the projected operation of the Property for the following calendar year.

(d)                                 The Financial Statements and Compliance Certificate (as defined in the Guaranty) in accordance with the requirements of, and within the time periods required by, the Guaranty.

(e)                                  From time to time promptly after Administrative Agent’s request, such additional information, reports and statements respecting the Property and the Improvements, or the business operations and financial condition of each reporting party, as Administrative Agent may reasonably request.

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All Financial Statements shall be in form and detail satisfactory to Administrative Agent and shall contain or be attached to the signed and dated written certification of the reporting party in form specified by Administrative Agent to certify that the Financial Statements are furnished to Administrative Agent in connection with the extension of credit by Lenders and constitute a true and correct statement of the reporting party’s financial position; provided, however, Administrative Agent agrees that the Financial Statements of Borrower and Guarantor delivered to Administrative Agent in satisfaction of the requirements of Exhibit “C” hereto are satisfactory as to form, detail and accounting principles used therein and Financial Statements to be provided in satisfaction of the requirements of this Agreement and the other loan documents shall be satisfactory to Administrative Agent as to form, detail and accounting principles if consistent with such Financial Statements. All certifications and signatures on behalf of corporations, partnerships or other entities shall be by a representative of the reporting party satisfactory to Administrative Agent. All fiscal year-end Financial Statements of BH Guarantor shall be audited, without any qualification or exception not acceptable to Administrative Agent, by independent certified public accountants acceptable to Administrative Agent, and shall contain all reports and disclosures required by generally accepted accounting principles for a fair presentation and all quarterly Financial Statements of BH Guarantor shall be certified, without any qualification or exception not acceptable to Administrative Agent in its good faith business judgment, by a duly authorized officer of Borrower or BH Member. All fiscal year-end Financial Statements of Borrower shall be certified, without any qualification or exception not acceptable to Administrative Agent in its good faith business judgment, by a duly authorized officer of Borrower or BH Member, and shall contain all reports and disclosures required by generally accepted accounting principles for a fair presentation.

14

EXHIBIT “E”

SCHEDULE OF PRINCIPAL PAYMENTS

Principal Amortization Tables

	BHFS II
Initial Loan Term	60 months
Interest Rate	5.00%
Amortization Period	360 months
Loan Constant	6.4419%
Loan Balance (at confirmation)	**$7,179,988.79**

Period	Principal Payment	Ending Balance
0		$7,179,988.79
1	$8,627.11	$7,171,361.68
2	$8,663.06	$7,162,698.62
3	$8,699.15	$7,153,999.46
4	$8,735.40	$7,145,264.06
5	$8,771.80	$7,136,492.26
6	$8,808.35	$7,127,683.92
7	$8,845.05	$7,118,838.87
8	$8,881.90	$7,109,956.96
9	$8,918.91	$7,101,038.05
10	$8,956.07	$7,092,081.98
11	$8,993.39	$7,083,088.59
12	$9,030.86	$7,074,057.72
13	$9,068.49	$7,064,989.23
14	$9,106.28	$7,055,882.95
15	$9,144.22	$7,046,738.73
16	$9,182.32	$7,037,556.41
17	$9,220.58	$7,028,335.83
18	$9,259.00	$7,019,076.83
19	$9,297.58	$7,009,779.25
20	$9,336.32	$7,000,442.94

1

21	$9,375.22	$6,991,067.72
22	$9,414.28	$6,981,653.43
23	$9,453.51	$6,972,199.92
24	$9,492.90	$6,962,707.02
25	$9,532.45	$6,953,174.57
26	$9,572.17	$6,943,602.40
27	$9,612.06	$6,933,990.34
28	$9,652.11	$6,924,338.24
29	$9,692.32	$6,914,645.91
30	$9,732.71	$6,904,913.21
31	$9,773.26	$6,895,139.94
32	$9,813.98	$6,885,325.96
33	$9,854.87	$6,875,471.09
34	$9,895.94	$6,865,575.15
35	$9,937.17	$6,855,637.98
36	$9,978.57	$6,845,659.41
37	$10,020.15	$6,835,639.26
38	$10,061.90	$6,825,577.36
39	$10,103.83	$6,815,473.53
40	$10,145.93	$6,805,327.60
41	$10,188.20	$6,795,139.40
42	$10,230.65	$6,784,908.75
43	$10,273.28	$6,774,635.47
44	$10,316.08	$6,764,319.39
45	$10,359.07	$6,753,960.32
46	$10,402.23	$6,743,558.09
47	$10,445.57	$6,733,112.51
48	$10,489.10	$6,722,623.42
49	$10,532.80	$6,712,090.62
50	$10,576.69	$6,701,513.93
51	$10,620.76	$6,690,893.17
52	$10,665.01	$6,680,228.16
53	$10,709.45	$6,669,518.71
54	$10,754.07	$6,658,764.64
55	$10,798.88	$6,647,965.76
56	$10,843.88	$6,637,121.88
57	$10,889.06	$6,626,232.83
58	$10,934.43	$6,615,298.40
59	$10,979.99	$6,604,318.41
60	$6,604,318.41	$0.00

2

BHFS III	
Initial Loan Term		60 months
Interest Rate		5.00%
Amortization Period		360 months
Loan Constant		6.4419%
Loan Balance (at confirmation)		**$6,394,626.52**

Period	Principal Payment	Ending Balance
0		$6,394,626.52
1	$7,683.46	$6,386,943.06
2	$7,715.48	$6,379,227.58
3	$7,747.62	$6,371,479.96
4	$7,779.90	$6,363,700.06
5	$7,812.32	$6,355,887.74
6	$7,844.87	$6,348,042.86
7	$7,877.56	$6,340,165.30
8	$7,910.38	$6,332,254.92
9	$7,943.34	$6,324,311.58
10	$7,976.44	$6,316,335.14
11	$8,009.67	$6,308,325.46
12	$8,043.05	$6,300,282.42
13	$8,076.56	$6,292,205.86
14	$8,110.21	$6,284,095.64
15	$8,144.01	$6,275,951.64
16	$8,177.94	$6,267,773.70
17	$8,212.01	$6,259,561.68
18	$8,246.23	$6,251,315.45
19	$8,280.59	$6,243,034.86
20	$8,315.09	$6,234,719.77
21	$8,349.74	$6,226,370.03
22	$8,384.53	$6,217,985.50
23	$8,419.46	$6,209,566.04
24	$8,454.55	$6,201,111.49

3

25	$8,489.77	$6,192,621.72
26	$8,525.15	$6,184,096.57
27	$8,560.67	$6,175,535.90
28	$8,596.34	$6,166,939.56
29	$8,632.16	$6,158,307.41
30	$8,668.12	$6,149,639.28
31	$8,704.24	$6,140,935.04
32	$8,740.51	$6,132,194.53
33	$8,776.93	$6,123,417.60
34	$8,813.50	$6,114,604.11
35	$8,850.22	$6,105,753.89
36	$8,887.10	$6,096,866.79
37	$8,924.13	$6,087,942.66
38	$8,961.31	$6,078,981.35
39	$8,998.65	$6,069,982.70
40	$9,036.14	$6,060,946.56
41	$9,073.79	$6,051,872.77
42	$9,111.60	$6,042,761.17
43	$9,149.57	$6,033,611.60
44	$9,187.69	$6,024,423.91
45	$9,225.97	$6,015,197.94
46	$9,264.41	$6,005,933.53
47	$9,303.01	$5,996,630.51
48	$9,341.78	$5,987,288.73
49	$9,380.70	$5,977,908.03
50	$9,419.79	$5,968,488.24
51	$9,459.04	$5,959,029.21
52	$9,498.45	$5,949,530.76
53	$9,538.03	$5,939,992.73
54	$9,577.77	$5,930,414.96
55	$9,617.68	$5,920,797.29
56	$9,657.75	$5,911,139.54
57	$9,697.99	$5,901,441.55
58	$9,738.40	$5,891,703.15
59	$9,778.97	$5,881,924.18
60	$5,881,924.18	$0.00

4

Principal Amortization Tables

	BHFS IV	
Initial Loan Term		60 months
Interest Rate		5.00%
Amortization Period		360 months
Loan Constant		6.4419%
Loan Balance (at confirmation)		$13,388,308.18

Period	Principal Payment	Ending Balance
0		$13,388,308.18
1	$16,086.72	$13,372,221.46
2	$16,153.74	$13,356,067.72
3	$16,221.05	$13,339,846.67
4	$16,288.64	$13,323,558.03
5	$16,356.51	$13,307,201.52
6	$16,424.66	$13,290,776.86
7	$16,493.10	$13,274,283.77
8	$16,561.82	$13,257,721.95
9	$16,630.83	$13,241,091.12
10	$16,700.12	$13,224,391.00
11	$16,769.70	$13,207,621.30
12	$16,839.58	$13,190,781.72
13	$16,909.74	$13,173,871.98
14	$16,980.20	$13,156,891.78
15	$17,050.95	$13,139,840.83
16	$17,122.00	$13,122,718.83
17	$17,193.34	$13,105,525.49
18	$17,264.98	$13,088,260.52
19	$17,336.91	$13,070,923.60
20	$17,409.15	$13,053,514.45
21	$17,481.69	$13,036,032.76
22	$17,554.53	$13,018,478.23
23	$17,627.67	$13,000,850.56
24	$17,701.12	$12,983,149.43

5

25	$17,774.88	$12,965,374.56
26	$17,848.94	$12,947,525.62
27	$17,923.31	$12,929,602.31
28	$17,997.99	$12,911,604.32
29	$18,072.98	$12,893,531.33
30	$18,148.29	$12,875,383.05
31	$18,223.90	$12,857,159.14
32	$18,299.84	$12,838,859.31
33	$18,376.09	$12,820,483.22
34	$18,452.65	$12,802,030.57
35	$18,529.54	$12,783,501.03
36	$18,606.75	$12,764,894.28
37	$18,684.27	$12,746,210.01
38	$18,762.12	$12,727,447.88
39	$18,840.30	$12,708,607.58
40	$18,918.80	$12,689,688.78
41	$18,997.63	$12,670,691.15
42	$19,076.79	$12,651,614.37
43	$19,156.27	$12,632,458.09
44	$19,236.09	$12,613,222.00
45	$19,316.24	$12,593,905.76
46	$19,396.73	$12,574,509.03
47	$19,477.55	$12,555,031.49
48	$19,558.70	$12,535,472.79
49	$19,640.20	$12,515,832.59
50	$19,722.03	$12,496,110.56
51	$19,804.21	$12,476,306.35
52	$19,886.72	$12,456,419.63
53	$19,969.58	$12,436,450.04
54	$20,052.79	$12,416,397.25
55	$20,136.34	$12,396,260.91
56	$20,220.25	$12,376,040.66
57	$20,304.50	$12,355,736.16
58	$20,389.10	$12,335,347.07
59	$20,474.05	$12,314,873.01
60	$12,314,873.01	$0.00

6

EXHIBIT “F”

PARKING AND ACCESS AGREEMENT

PARKING AND ACCESS AGREEMENT

THIS PARKING AND ACCESS AGREEMENT (the “Agreement”) is executed this 27th_ day of December, 2012, by and among BHFS II, LLC, a Delaware limited liability company (“BHFS II”); BHFS III, LLC, a Delaware limited liability company (“BHFS III”); and BHFS IV, LLC, a Delaware limited liability company (“BHFS IV”) (BHFS II, BHFS III and BHFS IV may be referred to, collectively, as the “Parties”).[NOTE — ALTHOUGH ALL ENTITIES SHOWN HERE, WILL ACTUALLY BE TWO AGREEMENTS — ONE FOR EAST AND ONE FOR WEST OF COLEMAN]

BACKGROUND

A.                                    BHFS IV is the owner in fee simple of the Property more particularly described on Exhibit “A” attached hereto (the “Parking Property”).

B.                                    BHFS IV is the owner in fee simple of the Property more particularly described on Exhibit “B” attached hereto (the “BHFS IV Property”); BHFS II is the owner in fee simple of the Property more particularly described on Exhibit “C” attached hereto (the “BHFS II Property”); and BHFS III is the owner in fee simple of the Property more particularly described on Exhibit “D” attached hereto (the “BHFS III Property”; the BHFS II Property, the BHFS III Property and the BHFS IV Property are referred to, collectively, as the “Mixed-Use Property”), which includes certain mixed-use retail/multifamily apartment and office buildings constructed thereon (collectively, the “Mixed-Use Buildings”) and undeveloped land.

C.                                    The Parking Property and the Mixed-Use Property are located adjacent to one another.

D.                                    The Parking Property is currently subject to the lien of that certain Amended and Restated Deed of Trust, Assignment of Rents and Leases, Security Agreement, Fixture Filing and Financing Statement executed by BHFS IV to PRLAP Inc. as trustee for the benefit of Bank of America, N.A. as agent acting for and on behalf of certain lenders including Bank of America, N.A., and Regions Bank, an Alabama banking corporation (collectively, the “Lender”), recorded as Document No. 20080730000922840 of the Real Property Records of Collin County, Texas (the “Deed of Trust”).

E.                                   The Lender is the lienholder with respect to a Mixed-Use Property owned by BHFS II pursuant to that certain Amended and Restated Deed of Trust, Assignment of Rents and Leases, Security Agreement, Fixture Filing and Financing Statement executed by BHFS II to PRLAP Inc. as trustee for the benefit of Bank of America, N.A. as agent acting for and on behalf of the Lender, recorded as Document No. 20080730000922760 of the Real Property Records of Collin County, Texas.

F.                                    The Lender is the lienholder with respect to a Mixed-Use Property owned by BHFS III pursuant to that certain Amended and Restated Deed of Trust, Assignment of Rents and Leases, Security Agreement, Fixture Filing and Financing Statement executed by BHFS III to PRLAP Inc. as trustee for the benefit of Bank of America, N.A. as agent acting for

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and on behalf of the Lender, recorded as Document No. 20080730000922800 of the Real Property Records of Collin County, Texas.

G.                                    The Parking Property is currently used as surface parking for the tenants, customers, guests, and other appropriate invitees and licensees of the Mixed-Use Property, as provided herein.

H.                                   BHFS IV has requested that the Lender release their liens on the Parking Property so that the Parking Property can be developed as a structured parking garage for the benefit of the tenants of the Mixed-Use Property and tenants of current or future buildings adjacent to the Parking Property.

I.                                        The Parties desire to enter into this Agreement to evidence the parking rights on the Parking Property benefitting the Mixed-Use Property, whether on the current surface parking lot or in a structured parking garage developed in the future, such that the Mixed-Use Property and its tenants have the continuous right to utilize the Parking Property for the use of the Permittees (hereinafter defined) of not less than the greater of (i) [East side of Coleman — 300 // West side of Coleman 175][NOTE — THERE ARE CURRENTLY 795 SPACES ON TOTAL EAST & WEST SIDES, BUT NOT ALL PARKING SPACES ARE BEING USED SO NOT ALL NEEDED NOW FOR EXISTING MIXED-USE BUILDINGS]parking spaces or (ii) the minimum number of parking spaces required for the Mixed-Use Buildings per the City of Frisco, Texas’ Planned Development zoning applicable to the Mixed-Use Buildings, without variance, or such other zoning code or ordinance as may be applicable to the Mixed-Use Buildings from time to time (as may be amended or modified from time to time), without variance, taking into account other parking spaces located on the Mixed-Use Property and the uses of the Mixed Use Property, as modified from time to time, and available for use by the owners of the Mixed-Use Property (the “Mixed-Use Property Owner(s)”), all at no cost or expense to the Permittees except as otherwise permitted herein (the required number of parking spaces being the “Minimum Parking Spaces”) on the paved parking area on the Parking Property (together with any replacement/reconfiguration of the paved parking area as described below, the “Parking Area”).

J.                                        The Parties desire to agree to certain other matters as more particularly set forth herein.

AGREEMENT

NOW, THEREFORE, for and in consideration of the premises, the Parties for themselves and their respective successors, grantees and assigns hereby agree as follows:

1.                                      Parking and Access Easement.  BHFS IV, as the owner of the Parking Property, for the benefit of the Mixed-Use Property and the Mixed-Use Property Owners and their respective successors, assigns, employees, agents, customers, tenants, licensees and invitees (collectively, the “Permittees”), grants to such Permittees (i) a perpetual non-exclusive easement for the use of the Parking Area of no less than the Minimum Parking Spaces, and (ii) a perpetual non-exclusive easement on, over and across the Parking Property and the Parking Area (including, without limitation, all driveways, walkways and sidewalks) as necessary for vehicular and pedestrian access to and from the Parking Property and the Parking Area, together with the rights of ingress and egress to, from and across the Parking Property and Parking Area.  The easements described in (i) — (ii) of this Section are referred to, collectively, as the “Easements”. For the avoidance of

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doubt, BHFS IV, as the owner of the Parking Property, grants to all Mixed-Use Property Owners, including but not limited to BHFS IV, as a Mixed-Use Property Owner and owner of the BHFS IV Property, the Easements, which Easements shall run with the land in the Parking Property.  It is the expressed intent of the Parties that the doctrine of mergers shall not apply to this Agreement, and there will be no merger of estates between the Parking Property and BHFS IV Property.  In no event will any Permittee be liable or obligated to pay any fee, cost or expense in connection with any of the Easements.  Notwithstanding anything to the contrary contained in this Agreement, the Easements are intended to, and shall at all times, benefit only the Mixed-Use Property and no other land.  Additionally, whether by the Parties, the Permittees or other persons, the Parking Property and the Parking Area shall not be used for any purpose whatsoever other than for parking purposes, and access related thereto, in accordance with this Agreement.

2.                                      Change in Parking Area.  Any future site plan for the proposed development of the Parking Property (“Site Plan”) is subject to the approval by governmental and/or permitting authorities. Any future Site Plan, or construction, development, or other improvement to the Parking Property, whether for the construction of parking garages or otherwise, must be approved in writing by the Lender or any other first lien lender holding a lien against all or any part of the Mixed-Use Property (such lienholder and any other first lienholder being referred to herein as a “Mixed-Use Property First Lienholder”), which approval shall not be unreasonably withheld, delayed or conditioned.  The Permittees shall have access to the Parking Area at all times and the owner of the Parking Property (the “Parking Property Owner”) agrees that the Permittees access to the Parking Area and use of the Easements will not be interrupted or impeded during the reconfiguration process unless, no less than thirty (30) days prior to such interruption, the Parking Property Owner provides an interim and temporary parking solution prior to such Parking Area reconfiguration that provides the Permittees parking rights equal to no less than the Minimum Parking Spaces (which rights shall include, but no be limited to, a lien and encumbrance free ingress, egress and parking easement to the land proposed for such parking solution (the “Replacement Easement Land”), such Replacement Easement Land already having built and completed on it a municipal code compliant parking lot with no less than the Minimum Parking Spaces and such Replacement Easement Land is located either on the same block as the Parking Property or an adjacent block to the Parking Property and that has been approved in advance in writing by the Mixed-Use Property Owners and the Mixed-Use Property First Lienholders (such approved interim and temporary parking arrangement, a “Temporary Arrangement”), such approval not to be unreasonably withheld, delayed or conditioned. The Parking Property Owner shall use diligent, reasonable efforts to cause any such changes or construction to be performed and completed in a commercially reasonable expeditious manner with minimal disruption to the rights of the Permittees to use the Easements and to the use and operations on the Mixed-Use Property.

3.                                      Maintenance.  The Parking Property Owner shall maintain or cause to be maintained at all times the Parking Property and all entrances, driveways and ramps allowing access thereto in accordance with all applicable laws, and the Parking Property Owner shall not erect or permit any obstruction of any entrances, driveways, ramps or the other Parking Property so as to interfere with any of the Permittees rights to use the Easements. The Parking Property Owner shall maintain or cause to be maintained all driveways, parking areas and rights-of-way on the Parking Property in a reasonably good and safe condition and the surfaces thereof shall be maintained in a level and smooth condition with a type

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of surfacing material originally installed or such substitute as shall in all respects be equal in quality, use and durability. The Parking Property Owner shall be responsible for the installation, placement and maintenance of (or shall cause the installation, placement and maintenance of) any reasonably necessary or appropriate directional signs, markers, lines, lighting facilities and striping of such driveways, parking areas or rights-of-way on the Parking Property. If the Parking Property Owner fails to so maintain or cause to be maintained the Parking Property as required under this Agreement, and such failure continues for 30 days after written notice of such failure from or on behalf of any Permittee or any Mixed-Use Property First Lienholder (such 30 day period to be extended for a commercially reasonable term if the Parking Property Owner has commenced the cure of such failure to maintain and is diligently pursuing the completion thereof) (such time period is hereafter called the “Maintenance Cure Period”), the Mixed-Use Property Owner(s) or any Mixed-Use Property First Lienholder may (but will be under no obligation to) do either (or both) of the following: (a) engage the Frisco Square Property Owner’s Association or any separate property owner’s association that has assumed in writing all maintenance obligations under this Agreement with respect to the Parking Property and Parking Area (in either case, the “Applicable POA”) in causing to be made any and all needed repairs or maintenance, and/or (b) commence litigation against the Parking Property Owner and/or the party then in control or responsible for the maintenance of the Parking Property in a court of competent jurisdiction for specific performance or injunctive relief, together with all such enforcement costs by such suing party.  The Parties acknowledge and agree that money damages may not provide adequate relief, a breach hereof would cause irreparable harm to the Mixed-Use Owners, and the Mixed-Use Owners shall be entitled to equitable relief, including specific performance and/or injunction, without posting of a bond, in addition to all other rights and remedies available under applicable law.

4.                                      Parking Rules.  The Parties agree that they shall from time to time and at any time agree upon, in writing, and thereby establish, modify, revoke and enforce, reasonable and non-discriminatory (except as otherwise provided in this Agreement, e.g., with respect to the Exclusive Residential Spaces (as hereafter defined)) rules and regulations with respect to the use and maintenance of the Parking Property and Parking Area (the “Parking Rules”). Prior to their becoming effective, the Parking Rules must be approved by the Mixed-Use Property First Lienholder, which approval will not be unreasonably withheld, conditioned or delayed.  The Parties agree that the Parking Rules will be enforced in a non-discriminatory and uniform manner. To the extent any of the Parking Rules are inconsistent with the terms of this Agreement, the terms of this Agreement will prevail.

5.                                      Liability of Mixed-Use Property First Lienholder.  Notwithstanding anything to the contrary contained in this Agreement, in the event any Mixed-Use Property First Lienholder acquires title to any portion of the Mixed-Use Property, whether by foreclosure or deed-in-lieu of foreclosure or otherwise (a “Foreclosing Lender”), the Foreclosing Lender shall only be liable for obligations and liabilities of such predecessor in title that first arise during the period of the Foreclosing Lender’s ownership of the applicable Mixed-Use Property (and not for any previously accrued obligations or liabilities).

6.                                      Other Users of Parking Property.  Parking Property Owner may permit the tenants, employees, users and invitees of properties adjacent to the Parking Property (collectively, “Adjacent Properties Users” and the owners of such adjacent properties are collectively referred to as “Adjacent Property Owners”) to use the Parking Property

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for parking purposes provided that (a) the total number of parking spaces in the Parking Area is not less than minimum number of parking spaces required by the City of Frisco with respect to the buildings whose parking needs are being met by the Parking Area without variance (i.e., the Mixed-Use Property together with any applicable buildings constructed on the properties adjacent to the Parking Property), and (b) such Adjacent Property Users rights would not adversely affect the Permittees use of the Easements (e.g., the number of parking spaces available to the Permittees would not decrease and the ratio of parking spaces available for use in the Parking Property and Parking Area by the Permittees compared with the overall number of parking spaces in the Parking Property and Parking Area would not decrease). Notwithstanding the foregoing, (a) in no event shall the Parking Property or the Parking Area be used by any persons other than the Permittees or the Adjacent Properties Users, and (b) neither the Parking Property nor the Parking Area may be used for public parking or dedicated to the City of Frisco or any other municipality or governmental entity or authority except as may be required by the terms of that certain Frisco Square Development Agreement executed by and between City of Frisco and Frisco Square, LTD., a Texas limited partnership, dated July 28, 2000; as supplemented by that certain First Supplement to Frisco Square Development Agreement dated February 12, 2007; as affected by Resolution No. 07-05-99R dated July 12, 2007; as affected by that certain Partial Assignment and Assumption Agreement dated July 28, 2008; and as affected by that certain Consent to Partial Assignment and Assumption of Development Agreement dated July 1, 2008.

7.                                      Designation of Residential Use Only Parking Spaces.  If a Mixed-Use Property Owner whose Mixed-Use Property is used, in whole or in part, for residential purposes (a “Residential Owner”) or the Mixed-Use Property First Lienholder reasonably determines that the Residential Owner’s leasing, tenant retention or the number of tenant complaints would be benefited by designating certain parking spaces as residential-use only, upon written request by a Residential Owner or the Mixed-Use Property First Lienholder to the Parking Property Owner, the Parking Property Owner and the Residential Owner shall promptly designate, and mark such spaces accordingly, as exclusive for residential purposes: (i) on weekends and all federal holidays; and (ii) from 6 p.m. to 7 a.m. (Central Time Zone) Monday-Friday, all of the parking spaces allocated to the Residential Owner under this Agreement in the portions of the Parking Property which are closest to the Residential Owner’s property(and, if parking structures have been erected, such exclusive parking spaces will be located on each level of the portions of the Parking Property and Parking Area), as reasonably determined by the Residential Owner and the Parking Property Owner (the “Exclusive Residential Spaces”). For purposes of this Section 7, the number of Exclusive Residential Spaces will be calculated as the greater of (a) 1 parking space per one-bedroom unit, 1.5 parking spaces per two-bedroom unit and 2 parking spaces for a three-bedroom unit, and (b) the minimum amount necessary to comply with the Planned Development zoning applicable to the Residential Owner’s property (as may be amended or modified from time to time), without variance, or such other zoning code or ordinance as may be applicable to the Residential Owner’s property from time to time (as may be amended or modified from time to time), without variance.

8.                                      Parking Garage Construction and Variances.  As described in Section 2 above, the Parking Property Owner may propose to the Mixed-Use Property Owners and the Mixed-Use Property First Lienholders that the Parking Area be reconfigured into a structured parking garage (the “Parking Garage”), and in conjunction therewith may propose that

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the Minimum Parking Spaces be reduced and/or shared with other Permittees and the Adjacent Properties Users and that any designated Exclusive Residential Spaces be reconfigured/relocated.  Provided that such reconfiguration, reduction and/or sharing of parking spaces within the Parking Garage (a) has been approved by the City of Frisco, Texas, (b) would not have a material impact on the leasing, tenant retention or increase the number of tenant complaints for the Permittees, and (c) would not result in a material adverse effect on the marketability or value of the Mixed-Use Property, whether as a whole or any part that remains subject to lien(s) of the Mixed-Use Property First Lienholders, and provided that a Temporary Arrangement has been made available to the Permittees in accordance with Section 2 of this Agreement, the Mixed-Use Property Owners and the Mixed-Use Property First Lienholders agree to consider approval in writing to any such Parking Garage arrangement and to any variances that may be required to accommodate same, such approval not to be unreasonably withheld, conditioned or delayed.  Solely for the purposes of this Section, for the avoidance of doubt, the fact that construction of a Parking Garage would necessitate a Temporary Arrangement shall not constitute a “material adverse change to the parking rights of the Permittees under this Agreement.”  Notwithstanding anything contained in this Agreement (including this Section 8 and Section 2 above) no approval shall be granted by a Mixed-Use Property First Lienholder (i) if at any time during or after the projected or actual construction of the Parking Garage any of the Mixed-Use Properties upon which such lienholder has a lien shall not have the then applicable Minimum Parking Spaces on which to park or (ii) the Parking Property Owner has not delivered to the Mixed-Use-Property First Lienholder written evidence that the Parking Property Owner has set aside or has available only for such construction sufficient funds to construct and complete such Parking Garages.

9.                                      Taxes

A.                                    Covenant.  Parking Property Owner hereby agrees and covenants to pay any and all present or future taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and all liabilities with respect thereto levied by any jurisdiction within the United States of America, including but not limited to property taxes (collectively, the “Taxes”), the failure of which to pay may result in a lien against all or any portion of the Parking Property (a “Tax Lien”), such Tax Lien having priority over this Agreement, and which such Tax Lien, if foreclosed upon or enforced, may result in a termination of any or all of the Easements.

B.                                    Proof of Payment.  Parking Property Owner shall deliver written evidence, by March 1 of each calendar year, to each of the Mixed-Use Property Owners, the Mixed-Use Property First Lienholders and the Adjacent Property Owners (collectively, the “Tax Notice Parties”; and each a “Tax Notice Party”), that the Parking Property Owner has paid the Taxes for the previous calendar year (“Proof of Tax Payment”).

C.                                    Payment on Behalf of Parking Property Owner; Foreclosure.

1.                                      Authorization Affidavit; Power of Attorney.  Subject to the provisions of paragraph 3 below, Parking Property Owner hereby irrevocably constitutes and appoints each and every Tax Notice Party with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable

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power and authority in the place and stead of Parking Property Owner or in Parking Property Owner’s own name to pay the Taxes on behalf of the Parking Property Owner and execute in Parking Property Owner’s name any such document necessary to allow each and every Tax Notice Party to pay the Taxes on behalf of Parking Property Owner, including an affidavit, in form and substance satisfactory to the Mixed-Use Property First Lienholder, authorizing any of the Tax Notice Parties to pay the Taxes on behalf of the Parking Property Owner (the “Authorization Affidavit”) to the extent required by the Texas Tax Code, any successor statute and by law, and to otherwise carry out the purposes of this Section 9. To the extent permitted by law, Parking Property Owner hereby ratifies all acts said attorneys-in-fact shall lawfully do or cause to be done in the future by virtue hereof.  This power of attorney is a power coupled with an interest and shall be irrevocable.

2.                                      Payment Notice.  If Parking Property Owner does not deliver Proof of Tax Payment to all of the Tax Notice Parties as required above, then any of the Tax Notice Parties may send a notice to the Parking Property Owner (a “Payment Notice”) requesting the Parking Property Owner to pay the Taxes and provide Proof of Tax Payment to the Tax Notice Parties within fifteen (15) days of the date of the Payment Notice.

3.                                      Payment of Taxes on Behalf of Parking Property Owner.  If a Proof of Tax Payment is not received by all of the Tax Notice Parties within fifteen (15) days of the date of the Payment Notice, then any of the Tax Notice Parties can file the Authorization Affidavit with the appropriate Collin County, Texas tax collector.  After the Authorization Affidavit is filed, the Tax Notice Party which filed the Authorization Affidavit can elect but is not obligated to pay the Taxes on behalf of the Parking Property Owner (such Tax Notice Party who pays the Taxes is referred to herein as the “Tax Paying Party”).  Upon paying the Taxes, the Tax Paying Party shall send a notice to the Parking Property Owner, with copies sent to the other Tax Notice Parties (“Post-Payment Notice”) demanding a reimbursement for the payment of Taxes plus a ten percent (10%) processing fee (the “Reimbursement Sum”), which shall be paid to the Tax Paying Party by the Parking Property Owner within ten (10) days of the date of the Post-Payment Notice.

4.                                      Tax Lien.  Simultaneously with the Tax Paying Party’s paying the Taxes to the appropriate governmental entity or other applicable party, the Tax Paying Party shall have a Tax Lien on the Parking Property in the amount of the Reimbursement Sum.  If the Parking Property Owner does not pay the Reimbursement Sum to the Tax Paying Party within ten (10) days of the date of the Post-Payment Notice, then such Tax Paying Party (also sometimes referred to herein as the “Tax Lien Holder”), may foreclose the Tax Lien on the Parking Property in satisfaction of the Tax Lien or sue the Parking Property Owner for such amount plus all enforcement costs.

5.                                      Foreclosure.  Parking Property Owner hereby gives to the Tax Lien Holder the power of sale and foreclosure on the Tax Lien held by such Tax Lien Holder.  Parking Property Owner’s failure to reimburse the Tax

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Paying Party for the Reimbursement Sum shall be an event of default under this Section 9.  After all applicable notices contained in this Section 9 or required by law, have been sent, the Tax Lien Holder may sell Parking Property Owner’s interest in the Parking Property pursuant to the power of sale herein conferred and in compliance with applicable law, including, if required by law, obtaining a court order for foreclosure under Rule 736 of the Texas Rules of Civil Procedure and Section 32.06 of the Texas Tax Code.  Tax Lien Holder shall cause to be recorded, published and delivered such notices of default and sale as may then be required by law including, without limitation, those required by Rule 736 of the Texas Rules of Civil Procedure and Section 51.002 of the Texas Property Code, or any successor provision hereafter enacted.

D.                                    Survival of Easements.  If any Tax Lien Holder forecloses on the Parking Property as described in this Section 9, (i) such foreclosure shall not terminate any of the Easements, (ii) all of the Easements shall expressly survive any such foreclosure, and (iii) the new owner of the Parking Property pursuant to such foreclosure (the “Foreclosure Owner”) shall take the Parking Property subject to and subordinate to the Easements.

E.                                     Future Taxes.  If a Tax Lien Holder forecloses upon the Parking Property, as described in this Section 9, each of the Mixed-Use Property Owners and Adjacent Property Owners shall pay to the Foreclosure Owner their share of any future Taxes and any future maintenance and repair costs (collectively, the “Parking Property Costs”) based on their pro rata use of the Parking Property as compared to the other Mixed-Use Property Owners and Adjacent Property Owners.  The Foreclosure Owner will send an invoice (“Invoice”) to each of the Mixed-Use Property Owners and Adjacent Property Owners for their share of the Parking Property Costs.  The Mixed-Use Property Owners and Adjacent Property Owners shall pay their portion of the Parking Property Costs to the Foreclosure Owner within 30 days of the date of the Invoice.  If a Mixed-Use Property Owner or Adjacent Property Owners does not pay its share of the Parking Property Costs within 30 days of the date of the Invoice, such Mixed-Use Property Owner or Adjacent Property Owners shall be prohibited from using the Easements until the Mixed-Use Property Owner or Adjacent Property Owners pays its share of the Parking Property Costs to the Foreclosure Owner.

F.                                      Continuation of Duties, Obligations and Rights.  Foreclosure Owner, and any and all subsequent Parking Property Owners, shall have the same duties and obligations under this Section 9 as the Parking Property Owner, it being the intent that the duties and obligations under this Section 9 run with the Parking Property.  Additionally, each Tax Notice Parties’ rights under this Section 9 shall continue with respect to any Foreclosure Owner or any subsequent Parking Property Owner.

G.                                    Additional Enforcement.  If Parking Property Owner fails to pay the Taxes upon receipt of the Payment Notice, any of the Tax Notice Parties may (but will be under no obligation to) sue the Parking Property Owner for specific performance or injunctive relief.  Parking Property Owner shall reimburse Tax Notice Parties for any and all reasonable costs incurred by such Tax Notice Party to enforce the provisions of this Section 9.

8

H.                                   Notices to Mixed-Use Property First Lienholder.  If any Tax Notice Party or Foreclosure Owner sends a Payment Notice, then the Post-Payment Notice, or Invoice, as applicable, such Tax Notice Party or Foreclosure Owner shall simultaneously send copies of the Payment Notice, Post-Payment Notice, or Invoice to all Mixed-Use Property First Lienholders.

I.                                        Mixed-Use Property First Lienholder Election.  A Mixed-Use Property First Lienholder is not obligated to, but may, it is sole discretion, make any payments discussed in this Section 9, and has all the rights and remedies discussed in this Section 9.  Such payments made by a Mixed-Use Property First Lienholder will be accepted by the Parking Property Owner and any Foreclosure Owner.

10.                               Further Assurances.  Each of the Parties agrees that at the request of another Party it will at any time make such further assurances and execute or cause to be executed such further documents and instruments as may be reasonably requested by the other Party in order that this Agreement may be fully performed in accordance with its terms and provisions.

11.                               Notices.  All notices to be given under this Agreement shall be in writing and given by personal delivery, nationally-recognized overnight courier (such as Federal Express) or United States certified mail, return receipt requested, postage prepaid, property addressed as follows, or to such other address as any of the Parties may specify by written notice to the other Parties delivered pursuant to the terms of this Section, which notice shall be deemed received on the date of actual receipt or refusal to accept delivery:

If to BHFS II:	BHFS II, LLC
c/o Behringer Harvard Funds
15601 Dallas Parkway, Suite 600
Addison, TX 75001
Attn: Gerald J. Reihsen, III

If to BHFS III:	BHFS III, LLC
c/o Behringer Harvard Funds
15601 Dallas Parkway, Suite 600
Addison, TX 75001
Attn: Gerald J. Reihsen, III

If to BHFS IV:	BHFS IV, LLC
c/o Behringer Harvard Funds
15601 Dallas Parkway, Suite 600
Addison, TX 75001
Attn: Gerald J. Reihsen, III

Each of the Parties shall simultaneously send to the Mixed-Use Property First Lienholders copies of all notices of every kind under this Agreement.

12.                               Binding Effect.  Subject to Section 14 below, this Agreement will run with the land and be binding upon the Parking Property and inure to the benefit of the Mixed-Use Property, and benefit and be binding upon the successors and assigns of the Parties with respect

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to the Parking Property and the Mixed-Use Property. Without limitation of the terms of Section 5 above, the Mixed-Use Property First Lienholder and the successors and assigns of the Mixed-Use Property First Lienholder are express third party beneficiaries of this Agreement, and this Agreement shall not be modified without the approval of the Mixed-Use Property First Lienholder, such approval not to be unreasonably withheld, delayed or conditioned so long as such modification (a) would not result in the Permittees having parking rights covering fewer than the Minimum Parking Spaces, and (b) would not result in any material adverse change to the parking rights or other rights benefiting the Mixed-Use Property Owners or any Mixed-Use Property First Lienholders under this Agreement.  Notwithstanding the foregoing, if (a) or (b) of the preceding sentence is not satisfied, the approval of such modification shall be granted or withheld in the Mixed-Use Property First Lienholder’s sole and absolute discretion.

13.                               Indemnification.  Each of the Parties (each an “Indemnifying Party”) shall indemnify and hold harmless the other Parties and their respective lenders on or relating to the Parking Property and/or the Mixed-Use Property, including without limitation, the Lender and the Mixed-Use Property First Lienholder(the “Indemnified Parties”) against all liabilities, damages, and other expenses, including reasonable attorneys’ fees, which may be imposed upon, incurred by, or asserted against the Indemnified Parties by reason of any of the following, which occur during the effectiveness of this Agreement and are in any way related to this Agreement (except if caused by Indemnified Parties’ negligence or willful misconduct:  (i) any use of all or part of the Parking Property by the Indemnifying Party or its respective successors, assigns, employees, agents, customers, tenants, licensees, and invitees (the “Indemnified Party Permittees”); (ii) any negligence by the Indemnifying Party or its respective Indemnified Party Permittees; or (iii) any failure by the Indemnifying Party or its respective Indemnified Party Permittees to perform or comply with any of the covenants hereunder. If any action or proceeding is brought against the Indemnified Parties by reason of any such occurrences, the Indemnifying Party, upon receipt of the Indemnified Parties’ written notice, shall at its expense defend such action or proceeding. This indemnification survives the termination of this Agreement as to accrued claims. Notwithstanding anything to the contrary contained in this Agreement, if any party fails to perform any obligation on its part to be performed hereunder, and, as a consequence of such failure, any other party recovers a money judgment against the defaulting party, said judgment shall be enforceable against and satisfied out of only such defaulting party’s interest in the property benefited and/or burdened by this Agreement and no party (or any direct or indirect partner, shareholder, member, officer, director, employee or agent thereof) ever shall be personally liable for any such judgment. This limitation shall not, and is no way intended to, limit any right any party may otherwise have to obtain injunctive relief, other equitable relief, or any other remedy or relief not involving the personal liability of such defaulting party (or any direct or indirect partner, shareholder, member, officer, director, employee or agent thereof) and not expressly prohibited by other provisions of this Agreement.

14.                               Insurance. During the term of this Agreement, the Mixed-Use Property Owner, at its sole cost and expense, shall obtain and continuously maintain in full force and effect a comprehensive general liability insurance policy against any loss, liability, or damage on, about or relating to the exercise of the Easements provided for herein on the Parking Area, or any portion thereof, with limits of not less than $2,000,000.00 combined single limit per occurrence and aggregate, coverage on an occurrence basis.  The Parking Property Owner shall be named as an additional insured under said policy. In addition, except as otherwise expressly provided in this Agreement, the Parking Property Owner

10

shall incur no liability whatsoever arising out of any vehicular damage or theft not arising out of the gross negligence or willful misconduct of the Parking Property Owner or its agents, representatives, employees, contractors, invitees or licensees.During the term of this Agreement, the Parking Property Owner(s), at its sole cost and expense, shall obtain and continuously maintain in full force and effect, a comprehensive general liability insurance policy against any loss, liability or damage arising out of any and all use, construction, operations, maintenance, or presence, on or about, all or any portion of the Parking Property, by the Parking Property Owners(s) or their respective agents, employees, representatives, contractors, licensees, tenants, invitees, successors or assigns, and each of their respective agents, employees, representatives, contractors, licensees, tenants, occupants and invitees, with limits of not less than $2,000,000.00 combined single limit per occurrence and aggregate, coverage on an occurrence basis.

15.                               Subordination.  Any mortgage, deed of trust, ground lease, or other lease now existing (including the Deed of Trust) or hereafter granted or entered into with respect to the Parking Property shall be subject, subordinate and inferior to the easements, rights, benefits and obligations created hereby, and the foreclosure under any such mortgage or deed of trust shall not extinguish or impair the easements, rights, benefits and obligations created by this Agreement. Per the Debtors’ Joint Consolidated Plan of Reorganization in In re: BHFS 1, LLC, et al in the United States Bankruptcy Court for the Eastern District of Texas, Sherman Division, Case No. 12-41581 (the “Plan”), any City Claims (as defined in such Plan, which defined term is hereby incorporated by reference) are expressly subordinate and inferior to the easements, rights, benefits and obligations created hereby.  Notwithstanding the above, the Mixed-Use Property First Lienholders shall have a deed of trust lien on this Easement and the Mixed-Use Property Owners’ rights and interests in and to this Easement, and upon any foreclosure or deed in lieu transfer of this Easement or the Mixed-Use Properties to such lienholders, such lienholders shall become the beneficiary and holder of the Easement.

16.                               Transferability.  If any party transfers any portion of its interest in the Parking Property or the Mixed-Use Property, the applicable transferee shall take such interest subject in all respects to this Agreement. Upon any transfer by a party of its entire interest in the Parking Property or the Mixed-Use Property, the transferor shall be relieved of all obligations which accrue under this Agreement with respect to the transferred property on or after the date of such transfer.  Except as expressly provided herein with respect to the sale of the Parking Property or the Mixed-Use Property, the Parties shall not assign any rights or delegate any duties under this Agreement to any other party and any attempt to do so shall be void.

17.                               Governing Law.  This Agreement will be construed, interpreted and applied in accordance with, and shall be governed by, the laws applicable in the State of Texas.

18.                              Multiple Counterparts.  This Agreement may be executed in multiple counterparts and shall be effective upon the execution (separately or jointly) of a counterpart hereof by each party hereto, and each of which counterparts shall constitute an original and all of which shall constitute the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.

SIGNATURES AND ACKOWLEDGMENTS FOLLOW.]

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THIS AGREEMENT IS EXECUTED to be effective as of the date first written above.

BHFS II, LLC,
a Delaware limited liability company

By:

Name:

Title:

STATE OF TEXAS	§
§
COUNTY OF	§

The foregoing was ACKNOWLEDGED before me, a Notary Public, this               day of                            , 2012, by                        , as                          of BHFS II, LLC, a Delaware limited liability company, on behalf of said limited liability company.

Notary Public in and for the State of Texas

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BHFS III, LLC,
a Delaware limited liability company

By:

Name:

Title:

STATE OF TEXAS	§
§
COUNTY OF	§

The foregoing was ACKNOWLEDGED before me, a Notary Public, this                         day of                        , 2012, by                        , as                         of BHFS III, LLC, a Delaware limited liability company, on behalf of said limited liability company.

Notary Public in and for the State of Texas

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BHFS IV, LLC,
a Delaware limited liability company

By:

Name:

Title:

STATE OF TEXAS	§
§
COUNTY OF	§

The foregoing was ACKNOWLEDGED before me, a Notary Public, this                         day of                        , 2012, by                        , as                         of BHFS IV, LLC, a Delaware limited liability company, on behalf of said limited liability company.

Notary Public in and for the State of Texas

When recorded return to:

Robert H. Voelker

Munsch Hardt Kopf & Harr, P.C.

3800 LincolnPlaza

500 N. Akard

Dallas, TX  75201

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EXHIBIT “G-1”

PARTIAL RELEASES OF LIEN

Conditions to Release of Collateral. From time to time, any Borrower may obtain a release of the Lien of the Security Documents as to any Collateral owned by such Borrower upon the satisfaction of the following terms and conditions as of the date such release is to be effective:

1.                                      Borrower shall have delivered written notice to Administrative Agent not less than fifteen (15) days prior to the proposed date of release specifying the Collateral to be released (herein, the “Release Parcel”).

2.                                      No Default shall have occurred and be continuing as of the date the notice in clause (a) above or the date of release.

3.                                      Administrative Agent shall have received and/or approved the following:

(a)                                 a true and correct copy of the fully executed contract for sale of the Release Parcel for Administrative Agent’s approval (which approval shall not be unreasonably withheld or delayed by Administrative Agent);

(b)                                 a true and correct copy of the closing settlement statement, executed by applicable Borrower, purchaser and the closing escrow agent, in respect of the Release Parcel; and

(c)                                  an amount in cash equal to the Release Price for such Release Parcel.

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EXHIBIT “G-2”

SCHEDULE OF PARTIAL RELEASE PRICES

Borrower	Property	Appraised Value
BHFS II, LLC	Building C4	$6,400,000
BHFS III, LLC	Building C1	$7,400,000
BHFS IV, LLC	Building B3A	$1,300,000
BHFS IV, LLC	Buildings B4 and C3	$17,300,000

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EXHIBIT “H”

LEASING AND TENANT MATTERS

Borrower and Lenders agree as follows:

1.                                      Residential Improvements.  Borrower shall not enter into any tenant lease for any of the Residential Improvements unless approved or deemed approved by Administrative Agent prior to execution (each such tenant lease is referred to as an “Approved Residential Lease”).  Borrower’s standard form of residential lease, which form has been approved by Administrative Agent, and any material revisions thereto, must have the prior written approval of Administrative Agent. Administrative Agent shall be “deemed” to have approved any residential lease that (a) is on the standard form lease approved by Administrative Agent, with no material changes; (b) is entered into in the ordinary course of business with a bona fide unrelated third party tenant, and Borrower, exercising due diligence, has determined that the tenant and/or co-signer is financially capable of performing its obligations under the lease; (c) reflects an arms-length transaction at then current market rate for a comparable apartment unit; and (d) is for a term of not more than thirteen months (including applicable renewal options) unless the lease expressly provides for rent to adjust to a market rate at least once every thirteenth month of the lease term.

2.                                      Retail Improvements/Office Improvements.  Borrower shall not enter into any Lease for any of the Retail Improvements or the Office Improvements (herein, a “Commercial Lease”) unless such Commercial Lease is approved in writing by Administrative Agent or satisfies each of the following conditions: (i) the Commercial Lease is on the standard form lease approved by Administrative Agent, with no material changes; (ii) the net rentable area covered by such Commercial Lease does not exceed 3,000 square feet; (iii) the annual base rent payable by the Tenant under such Commercial Lease (after taking into consideration all free rent and other rental concessions) is equal to or exceeds (a) as to any Lease for Retail Improvements, $26.00 per square foot (triple net) and (b) as to any Lease for the Office Improvements, $23.00 per square foot (assuming a base year expense stop); (iv) the amounts payable under or in respect of such Commercial Lease for Tenant Improvements and Leasing Commissions shall not exceed the per square foot allocations for the applicable space approved by Administrative Agent; and (v) the Commercial Lease is subordinate to the lien of the Deed of Trust and does not require a subordination, non-disturbance and attornment agreement (“SNDA”) as a condition to the effectiveness of such Commercial Lease unless Administrative Agent shall have approved the form of such SNDA. The term “Approved Commercial Lease” means any Commercial Lease covering space in the Retail Improvements or Office Improvements that has been approved in writing by Administrative Agent or satisfies each of the foregoing conditions. Borrower shall provide to Administrative Agent a correct and complete copy of each Commercial Lease, including any exhibits, and each guarantee thereof, if any, prior to execution.

3.                                      Effect of Approval of Commercial Lease.  No approval of any Commercial Lease by Administrative Agent shall be for any purpose other than to protect Lenders’ security, and to preserve Lenders’ rights under the Loan Documents. No approval by Administrative Agent shall result in a waiver of any default of Borrower. In no event shall any approval by Administrative Agent of a Commercial Lease be a representation of any kind, with regard to the Lease or its adequacy or enforceability, or the financial capacity of any Tenant or guarantor.

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4.                                      Delivery of Leasing Information and Documents.  Borrower shall promptly (a) deliver to Administrative Agent such monthly rent rolls, leasing schedules and reports and operating statements, and shall use commercially reasonable efforts to obtain financial statements for Tenants and other information regarding Tenants and prospective tenants or other leasing• information as Administrative Agent from time to time may reasonably request, and (b) use commercially reasonable efforts to obtain and deliver to Administrative Agent such estoppel certificates and subordination and attornment agreements executed by such Tenants (and guarantors, if any) in such forms as Administrative Agent from time to time may require.

5.                                      Compliance and Default.  Borrower shall promptly notify Administrative Agent in writing of any failure by any party to perform any material obligation under any Commercial Lease, any event or condition which would permit a Tenant to terminate or cancel a Commercial Lease, or any notice given by a Tenant with respect to the foregoing, specifying in each case the action Borrower has taken or will take with respect thereto.

6.                                      Tenant Improvement Reserve.  Pursuant to the Plan, and as of the Effective Date of the Plan (as defined therein), Guarantor shall fund a reserve of $100,000.00 for use by the Borrowers and Theater Borrower to make future Tenant Improvements.

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EXHIBIT “I”

FORM OF ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment”) is dated as of the Effective Date set forth below and is entered into by and between  (the “Assignor”) and                                        (the “Assignee”).  Capitalized terms used but not defined herein shall have the meanings given to them in the Loan Agreement identified below (the “Loan Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Loan Agreement, as of the Effective Date inserted by Administrative Agent as contemplated below, (i) all of the Assignor’s rights and obligations as a Lender under the Loan Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including, without limitation Letters of Credit and Guarantees), and (ii) to the extent permitted to be assigned under applicable Law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any person, whether known or unknown, arising under or in connection with the Loan Agreement, any other documents or instruments delivered pursuant thereto or in any way based on or related to any of the foregoing, including, but not limited to contract claims, tort claims, malpractice claims, statutory claims and all other claims at Law or in equity, related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”).  Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment, without representation or warranty by the Assignor.

1. Assignor:

2. Assignee:	[is an Affiliate/Approved Fund of ]

3. Borrower(s):

4. Administrative Agent:	, as the administrative agent under the Loan Agreement

5. Loan Agreement:	The Loan Agreement, dated as of , the Lenders parties thereto, Administrative Agent and Issuing Agent dated as of Bank of America, N.A. as Administrative Agent and Issuing Agent

6. Assigned Interest:

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Aggregate Amount of Loans for all Lenders	Amount of Loans Assigned	Percentage Assigned of Loans
$	$		%

Effective Date:                                                , 20          [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment are hereby agreed to: ASSIGNOR

ASSIGNOR

By:

Title:

ASSIGNEE

By:

Title:

[Consented to and] Accepted:

                                                                     , as

Administrative Agent

By:
Title:

[Consented to:]

By:
Title:

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ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION

1.             Representations and Warranties.

1.1.         Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Loan Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents, or any collateral thereunder, (iii) the financial condition of any Borrower or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by any Borrower or any other Person of any of their respective obligations under any Loan Document.

1.2.         Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and to become a Lender under the Loan Agreement, (ii) it meets all requirements of an Eligible Assignee under the Loan Agreement (subject to receipt of such consents as may be required under the Loan Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Loan Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Loan Agreement, together with copies of the most recent financial statements delivered pursuant to Section 2.9 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision independently and without reliance on Administrative Agent or any other Lender to enter into this Assignment and to purchase the Assigned Interest on the basis of which it has made such analysis and decision, and (v) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Loan Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

1.3.         Assignee’s Address for Notices, etc. Attached hereto as Schedule 1 is all contact information, address, account and other administrative information relating to the Assignee.

2.             Payments.  From and after the Effective Date, Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to or on or after

1

the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by Administrative Agent for periods prior to the Effective Date or with respect to the making of this Assignment directly between themselves.

3.             General Provisions. This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Assignment may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment.  This Assignment shall be governed by, and construed in accordance with, the Law of the State of Texas.

2

SCHEDULE 1 TO ASSIGNMENT AND ASSUMPTION

ADMINISTRATIVE DETAILS

(Assignee to list names of credit contacts, addresses, phone and facsimile numbers, electronic mail addresses and account and payment information)

(a)	Libor Lending Office:

Assignee Name:
Address:

Attention:
Telephone: ()
Telecopier: ( )
Electronic Mail:

(b)	Domestic Lending Office:

Assignee Name:
Address:

Attention:
Telephone: ()
Telecopier: ( )
Electronic Mail:

(c)	Notice Address:

Assignee Name:
Address:

Attention:
Telephone: ()
Telecopier: ( )
Electronic Mail:

(d)	Payment Instructions: Account No.:

Account No.:
Attention:
Reference:

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EXHIBIT “J”

SCHEDULE OF LENDERS

BANK OF AMERICA, N.A., as Administrative Agent:

Domestic and Libor Lending Office:

901 Main Street, 20th Floor

Dallas, TX 75202-3714

Attn:       Real Estate Loan Administration

Cindy King

Telephone: 214/209-1925

Facsimile: 214/209-1 571

Notices:

901 Main Street, 20th Floor

Dallas, TX 75202-3714

Attn:       Real Estate Loan Administration

Cindy King

Telephone: 214/209-1925

Facsimile: 214/209-1571

135 S. LaSalle Street, Suite 900

Chicago, Illinois 60603

Attn: Michael Olson

Telephone: 312-904-9178

Fax: 312-992-9699

BANK OF AMERICA, N.A., as Lender

PRO RATA SHARE: 50.00%

Notices:                                                                                                    Domestic and Libor Lending Office:

901 Main Street, 20th Floor

Dallas, TX 75202-3714

Attn:       Real Estate Loan Administration

Cindy King

Telephone: 214/209-1925

Facsimile: 214/209-1571

E-mail:cindy.r.king@bankofamerica.com

135 S. LaSalle Street, Suite 900

Chicago, Illinois 60603

Attn: Michael Olson

Telephone: 312-904-9178

Fax: 312-992-9699

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901 Main Street, 20th Floor

Dallas, TX 75202-3714

Attn:    Real Estate Loan Administration

Cindy King

Telephone:  214/209-1925

Facsimile:  214/209-1571

E-mail: cindy.r.king@bankofamerica.com

Payment Instructions; Account Information:

Account No.:    GL Account# 1366211723001

Account Name: Real Estate Administration Services #15903

ABA No.:    0260-0959-3

Attention:  Margaret Cheung

Reference: Behringer Harvard Frisco Square LP

REGIONS BANK, as Lender

PRO RATA SHARE: 50.00%

Domestic and Libor Lending Office:

Mail Code: ALBH11502B

1900 5th Avenue North

Birmingham, Alabama 35203

Attn:    Jule Ann Martin

Telephone:    205-326-5651

Facsimile:      205-264-5456

E-mail:           JuleAnn.Martin@regions.com

Notices:

16600 North Dallas Pkwy

Dallas, TX 75248

Attn:    Kevin Murry, Vice President

Telephone:    972-738-5072

Facsimile:      972-738-5028

E-mail:           kevin.murry@regions.com

Payment Instructions; Account No.:

Account No.:                    454200-ll 0245

Account Name:

ABA No.:                                       062005690

Attention:                                     Jule Ann Martin 205-326-5651

Reference:

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